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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Zep Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1310 Seaboard Industrial Boulevard Atlanta, Georgia 30318

Notice of 2014 Annual Meeting of Stockholders

Date and Time:	January 7, 2014 at 1:00 p.m. ET
Place:	Zep Inc. Research & Development Auditorium 1420 Seaboard Industrial Boulevard Atlanta, Georgia 30318
Record Date:	November 13, 2013
Items of Business:	(1)	Elect three Class II directors with terms to expire at the 2017 annual meeting;
	(2)	Advisory vote to approve executive compensation;
	(3)	Approve an amendment to the Zep Inc. 2010 Omnibus Incentive Plan;
	(4)	Ratify the appointment of our independent registered public accounting firm; and
	(5)	Consider and act upon any other business properly brought before the meeting or any adjournments or postponements of the meeting.

Dear Fellow Stockholder:

I am pleased to invite you to attend our 2014 Annual Meeting of Stockholders. Details regarding the items of business to be conducted at our 2014 Annual Meeting are described in the accompanying Proxy Statement.

We are mailing a Notice of Internet Availability of Proxy Materials to you on or about November 25, 2013. Stockholders of record at the close of business on November 13, 2013 will be entitled to vote at our 2014 Annual Meeting or any adjournments or postponements of the meeting. You have a choice of voting in person, over the Internet, by telephone, or by requesting a paper copy of the proxy materials and a proxy card and then executing and returning the proxy card. In order to assure a quorum, please vote over the Internet or by telephone, or request a paper copy of a proxy card and then complete, sign, date and return the proxy card, whether or not you plan to attend the meeting.

By order of the Board of Directors,
/s/ Philip A. Theodore
PHILIP A. THEODORE Vice President, General Counsel and Corporate Secretary

November 25, 2013
Atlanta, Georgia

Zep Inc.
Proxy Statement

PROXY SUMMARY

Summary of Proposals

Item 1—Election of Directors (see Page 13)

We are seeking election of our Class II directors, whose terms will expire at the 2017 Annual Meeting. The following table provides summary information about each of our Class II Director Nominees. For more complete information about each of the Director Nominees, see page 15.

Name	Age	Director Since	Primary Occupation	Committee Memberships	Other Public Company Boards
John K. Morgan	59	Oct. 2007	Chairman of the Board, President and Chief Executive Officer, Zep Inc.	N/A	1
Joseph Squicciarino*	57	Oct. 2007	Former Chief Financial Officer, King Pharmaceuticals	Chair—Audit	0
Timothy T. Tevens*	57	Dec. 2007	President and Chief Executive Officer, Columbus McKinnon Corporation	Member—Audit	1

*
Independent Director

Item 2—Advisory Vote on Executive Compensation (see Page 20)

Our Compensation Committee believes that our executive compensation programs and practices reflect a pay-for-performance philosophy that properly aligns our executive compensation with our stockholders' long-term interests. Our annual and long-term incentive targets are based upon our strategic performance goals of the Company and are weighted so that the total incentive opportunity to the named executive officers and other key associates are in line with our competitive peer group (see page 24). In addition, our mix of long-term incentives is intended to achieve our goal of retaining talented executives and other key associates, while aligning their interests with those of our stockholders.

Set forth below is the fiscal 2013 compensation for each named executive officer as determined under Securities and Exchange Commission (SEC) rules. See the notes accompanying the Fiscal 2013 Summary Compensation Table on page 35 for more information.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non- Equity Incentive Plan Compensation	All Other Compensation	Total
John K. Morgan	2013	$645,000	$-0-	$948,871	$237,218	$548,250	$129,513	$2,508,852
Chairman, President and	2012	638,077	-0-	889,585	296,522	108,473	253,665	2,186,322
Chief Executive Officer	2011	604,231	-0-	820,730	273,438	163,716	289,562	2,151,677
Mark R. Bachmann	2013	324,400	-0-	220,004	54,998	162,200	71,607	833,209
Executive Vice President and	2012	321,146	-0-	187,508	62,499	32,115	61,104	664,372
Chief Financial Officer	2011	309,808	-0-	187,594	62,502	49,378	72,732	682,014
Robert P. Collins	2013	287,612	-0-	220,004	54,998	143,806	45,210	751,630
Vice President and Chief	2012	280,296	-0-	187,508	62,499	28,030	36,840	595,173
Administrative Officer	2011	261,154	-0-	187,594	62,502	37,461	43,774	592,485
Jeffrey L. Fleck	2013	251,962	-0-	176,012	43,997	125,981	20,072	618,024
Vice President and Chief	2012	243,077	-0-	150,001	50,000	21,877	6,518	471,473
Supply Chain Officer	2011	216,731	-0-	262,554	37,498	27,634	6,144	550,561
Philip A. Theodore	2013	251,346	-0-	176,012	43,997	113,106	28,726	613,187
Vice President, General	2012	231,538	-0-	150,001	50,000	20,838	30,407	482,784
Counsel and Corporate Secretary	2011	225,000	-0-	112,546	37,498	28,688	14,414	418,146

Item 3—Approval of an Amendment to the Zep Inc. 2010 Omnibus Incentive Plan (see Page 50)

We are seeking approval of an amendment (the Plan Amendment) to the Zep Inc. 2010 Omnibus Incentive Plan (the 2010 Plan) for the sole purpose of (i) increasing the number of shares of our common stock reserved for issuance under the 2010 Plan by 280,000 additional shares and (ii) obtaining approval of the performance metrics set forth in Appendix A of the 2010 Plan to continue its qualification under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code). We sometimes refer to the 2010 Plan, as amended by the Plan Amendment, as the "Amended 2010 Plan." Qualification of the Amended 2010 Plan under Section 162(m) of the Code will allow the Company to deduct for federal income tax purposes of all compensation paid under the Amended 2010 Plan to named executive officers (generally, the executive officers who would be listed for a fiscal year in the summary compensation table). The performance metrics that are listed on Appendix A to the Plan Amendment, attached hereto as Annex A, are substantially the same as those listed on Appendix A of the 2010 Plan, except for the addition of Adjusted EBITDA.

Key features of the 2010 Plan include:	• Stock option repricing or exchange is expressly prohibited
• No discounted awards may be granted
• No "evergreen" provision included
• Awards are non-transferable, except to an associate's immediate family
• No automatic grants to any participant
• Awards are designed to meet the requirements for deductibility under Section 162(m) of the Code
• There are limits on awards made each year to any one individual
• Administered by the Compensation Committee, which is composed of non-employee directors
• Liberal share counting allows certain types of shares to be reused for future grants

If the Plan Amendment is approved, we will have a total of 637,563 shares available for future grants under the Amended 2010 Plan, including the 280,000 additional shares described above and 357,563 shares available for issuance under the 2010 Plan as of November 13, 2013. If stockholders do not approve the Plan Amendment, (i) we will continue to grant equity awards under the terms of the 2010 Plan as currently in effect until the shares remaining for issuance thereunder are exhausted, which we estimate will occur following the grants we would make in the ordinary course of business in the fall of 2014, and (ii) the 2010 Plan, in its current form, will continue to qualify for the performance-based compensation exception under Section 162(m) of the Code until January 2015.

Item 4—Ratification of the Appointment of our Auditors (see Page 58)

Ratification is being sought of the appointment of Ernst & Young LLP (EY) as the independent registered public accounting firm to audit our financial statements for the fiscal year ending August 31, 2014. Total fees paid to EY during our fiscal years ended August 31, 2013 and August 31, 2012 were $2,228,000 and $1,919,000, respectively.

EY has been our independent registered public accounting firm since our separation from our former parent company in October 2007. Although we seek ratification of EY as our independent registered public accounting firm, we reserve the right to undertake a normal bidding process in relation to our engagement of our independent registered public accounting firm for the fiscal year ending August 31, 2014, and the ratification of the appointment of EY does not preclude the Audit Committee from subsequently determining to change independent registered public accounting firms if it determines such action to be in the best interest of the Company and its stockholders. If our stockholders do not ratify and approve this appointment, the appointment will be reconsidered by the Audit Committee and our Board of Directors.

Governance Highlights

We are committed to good corporate governance, which promotes the long-term interests of our stockholders, strengthens our Board of Directors and management accountability, and helps build trust in our Company. Highlights include:

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  Substantial majority of independent directors, including Lead Director

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  Stock ownership guidelines for officers and directors

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  Policy restricting hedging, short sale and pledging of Company common stock by officers and directors

Important Dates for 2015 Annual Meeting of Stockholders

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  Stockholder proposals submitted for inclusion in our 2015 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by us by July 28, 2014.

  •
  Notice of stockholder proposals to be raised from the floor of the 2015 Annual Meeting of Stockholders outside of Rule 14a-8 must be received by us no later than October 9, 2014.

INTERNET ACCESS TO THIS PROXY STATEMENT

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 7, 2014

The Company's 2014 Proxy Statement and 2013 Annual Report
are available on the following website: http://www.proxyvote.com.

Zep Inc. is pleased to take advantage of the SEC rule allowing companies to furnish proxy materials to their stockholders over the Internet. Accordingly, on or about November 25, 2013, we mailed to certain of our registered and beneficial stockholders of record as of November 13, 2013, a Notice Regarding the Availability of Proxy Materials (Notice) containing instructions on how to access proxy materials relating to our 2014 Annual Meeting of Stockholders (2014 Annual Meeting) and how to vote online. Beginning on the date the Notice was mailed, you were able to access the proxy materials relating to our 2014 Annual Meeting and our Annual Report on Form 10-K for our fiscal year ended August 31, 2013 (2013 Annual Report) at the website referred to in the Notice and you could vote your shares of our common stock by providing a proxy to us or by furnishing voting instructions with respect to shares of our common stock via the Internet. The Notice also provided instructions on how you may request a paper copy of the proxy materials if you desire and how you may vote your shares of our common stock by furnishing a proxy to the Company. In accordance with their prior requests, other stockholders either received an e-mail notifying them how to access our proxy materials and vote via the Internet, or were mailed copies of our proxy materials and a proxy card.

If your brokerage firm owns your shares on your behalf, please note that your broker does not have under New York Stock Exchange (NYSE) rules the discretionary authority to vote on your behalf on non-routine matters unless you provide specific instructions by furnishing voting instructions to your broker. For example, if you do not provide voting instructions to your broker, the broker could vote your shares for the ratification of the selection of Ernst & Young, LLP as our accounting firm (Item 4) because that is deemed a routine matter, but the broker could not vote your shares for any of the other proposals on the agenda for the Annual Meeting, which are deemed non-routine matters. For your vote to be counted, you must communicate your voting decisions to your broker or other financial institution before the date of our 2014 Annual Meeting.

By furnishing this Notice and access to our proxy materials via the Internet, we are lowering the cost and reducing the environmental impact of our 2014 Annual Meeting. We encourage you to enroll for direct email notice of the availability of future proxy materials by submitting your email address when you vote your proxy via the Internet.

QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT

Who is entitled to vote at the Annual Meeting?

If you owned shares of our common stock at the close of business on November 13, 2013, you may vote at the 2014 Annual Meeting. Each share is entitled to one vote on each matter presented for consideration and action at the 2014 Annual Meeting.

In order to vote, you must either designate a proxy to vote on your behalf, or attend the 2014 Annual Meeting and vote your shares in person. Even if you plan to attend the 2014 Annual Meeting in person, the Board of Directors (Board) requests your proxy to ensure your shares count towards a quorum and are voted at the meeting.

 What matters are scheduled to be presented?

Item 1—The election of three Class II directors nominated and recommended by our Board with terms expiring at the 2017 Annual Meeting or until such time as their respective successors are elected.

Item 2—An advisory (non-binding) vote to approve executive compensation.

Item 3—The approval of an amendment to the Zep Inc. 2010 Omnibus Incentive Plan.

Item 4—The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending August 31, 2014.

Action may be taken at the 2014 Annual Meeting with respect to any other business that properly comes before the meeting, and the proxy holders have the right to vote and will vote in accordance with their judgment on any additional business.

What is the record date and what does it mean?

The record date for the 2014 Annual Meeting is November 13, 2013. The record date was established by our Board as required by the Delaware General Corporation Law. Owners of record of shares of our common stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

If your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a stockholder of record. If your shares are held in the name of your broker, bank, trustee or other nominee, your shares are held in street name. If you hold your shares in street name, you will have the opportunity to instruct your broker, bank, trustee or other nominee as to how to vote your shares. Street name stockholders may only vote in person if they have a legal proxy as discussed in detail below.

How do I vote as a stockholder of record?

As a stockholder of record, you may vote by one of the following four methods:

  •
  Internet Voting.  You may use the Internet as described on the Notice or on the proxy card to vote your shares of our common stock by giving us a proxy. This method is also available to stockholders who hold shares in the Investors Choice program sponsored by American Stock Transfer & Trust Company, LLC, in our Employee Stock Purchase Plan or in our 401(k) plan. You will be able to vote your shares by the Internet and confirm that your vote has been properly recorded. Please see your Notice or proxy card for specific instructions.

  •
  Telephone Voting.  You may vote your shares of our common stock by giving us a proxy using the toll-free number listed on the Notice or on the proxy card. This method is also available to stockholders who hold shares in the Investors Choice program sponsored by American Stock Transfer & Trust Company, LLC, in our Employee Stock Purchase Plan or in our 401(k) plan. The procedure allows you to vote your shares and to confirm that your vote was recorded. Please see your Notice or proxy card for specific instructions.

  •
  Voting By Mail.  You may sign, date, and mail your proxy card in the postage-paid envelope provided.

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  Voting In Person.  You may vote in person at the meeting.

 How do I vote as a street name stockholder?

If your shares are held through a broker, bank, trustee or other nominee, you will receive a request for voting instructions with respect to your shares of our common stock from the broker, bank, trustee or other nominee. You should respond to the request for voting instructions in the manner specified by the broker, bank, trustee or other nominee. If you have questions about voting your shares, you should contact your broker, bank, trustee or other nominee.

If you hold your shares through a broker, bank, trustee or other nominee and you wish to vote in person at the meeting, you will need to bring a legal proxy to the meeting, which you must request through your broker, bank, trustee or other nominee. Please note that if you request a legal proxy, any proxy with respect to your shares of our common stock previously executed by your broker, bank, trustee, or other nominee will be revoked and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

What if I sign and return my proxy, but do not provide voting instructions?

If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of each of the director nominees named in this Proxy Statement, FOR the approval of the Company's executive compensation in an advisory vote, FOR the approval of an amendment to the Zep Inc. 2010 Omnibus Incentive Plan, and FOR the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending August 31, 2014.

How do I revoke or change my vote?

If you have returned a proxy via mail, telephone or Internet, you may revoke your proxy at any time before it is voted at the 2014 Annual Meeting by:

  •
  notifying the Corporate Secretary at the Company's headquarters office;

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  sending another proxy dated later than your prior proxy either by Internet, telephone or mail; or

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  attending the 2014 Annual Meeting and voting in person by ballot or by proxy.

What if I receive more than one Notice?

If your shares are registered differently and are in more than one account (for example, some shares may be registered directly in your name and some may be held in the Company's 401(k) plan or Employee Stock Purchase Plan), you may receive more than one Notice from the Company or a broker, bank, trustee or other nominee account with respect to your shares held in street name. Please carefully follow the instructions on each Notice you receive and return all of the requests for voting instructions to ensure that all your shares are voted.

PROXY SOLICITATION AND VOTING INFORMATION

Owners of our common stock at the close of business on the record date, November 13, 2013, may vote at our 2014 Annual Meeting, or at any adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of common stock held. There were 22,991,565 shares of common stock issued and outstanding on the record date. A list of stockholders entitled to vote will be available at the 2014 Annual Meeting and during ordinary business hours 10 days prior to the 2014 Annual Meeting at the Company's principal executive offices. Any stockholder of record may examine the list for any legally valid purpose.

Our Board is soliciting your proxy to vote at our 2014 Annual Meeting, and at any adjournment or postponement of the meeting. We will bear all expenses incurred in connection with the solicitation of proxies. Our directors, officers and associates may solicit proxies by mail, telephone and personal contact.

They will not receive any additional compensation for these activities. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. We have also retained Alliance Advisors, LLP to solicit proxies for a fee of approximately $9,000, plus customary costs and expenses.

To conduct the business of the 2014 Annual Meeting, we must have a quorum. The presence, in person or by proxy, of stockholders holding at least a majority of the shares of our common stock outstanding will constitute a quorum. Broadridge Investor Communications Services will tabulate the votes and a representative of the Company will serve as the inspector of elections during the 2014 Annual Meeting. Abstentions, broker non-votes and votes withheld from director nominees count as shares present for the purpose of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee holder does not vote on a particular item because the nominee holder does not have discretionary authority to vote on that item and has not received instructions from the beneficial owner of the shares. In the absence of voting instructions from the beneficial owner of the shares, nominee holders will not have discretionary authority to vote the shares at the 2014 Annual Meeting in the election of directors, the advisory vote on executive compensation or the proposal to approve the Plan Amendment, but will have discretionary authority to vote on the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending August 31, 2014. Proxies that are transmitted by nominee holders for beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

According to the Company's By-Laws, each of the proposed items will be determined as follows:

Election of Directors: The election of directors will be determined by a plurality of votes cast, which means the three persons receiving the greatest number of affirmative votes cast at the 2014 Annual Meeting will be elected as directors. As a result, abstentions and broker non-votes will have no effect on the outcome of the election of directors. There is no cumulative voting in the election of directors. A properly executed proxy marked "withhold authority" with respect to the election of one or more directors will not be voted with respect to the director nominee or director nominees indicated, although it will be counted for purposes of determining whether there is a quorum.

Say on Pay: The outcome of the advisory (non-binding) vote on executive compensation, which is frequently referred to as "say on pay," will be determined by a majority of the votes cast. As a result, abstentions and broker non-votes will have no effect on the outcome of the advisory vote on executive compensation.

Proposal to Approve the Plan Amendment: The affirmative vote of a majority of the votes cast on this proposal is required for approval of the Plan Amendment. For purposes of the vote on the Plan Amendment, the NYSE will treat an abstention on this matter as a vote cast. As a result, abstentions will have the same effect as votes against this proposal. However, broker non-votes will have no effect on the outcome of this vote on the Plan Amendment.

Ratification of Independent Registered Public Account Firm and Other Matters: The outcome of the ratification of the appointment of our independent registered public accounting firm and all other matters submitted for a vote will be determined by a majority of votes cast affirmatively or negatively, except as may otherwise be required by law. As a result, abstentions and broker non-votes will have no effect on the outcome of votes on these matters.

QUESTIONS AND ANSWERS REGARDING GOVERNANCE OF THE COMPANY

The Board takes seriously its responsibility to represent the interests of stockholders and is committed to good corporate governance. To that end, the Board has adopted a number of policies and processes to ensure effective governance of the Board and the Company. The following are questions and answers relating to the governance of the Company.

 How do I contact the Board of Directors?

Stockholders and other interested parties may communicate directly with the Board or the non-management directors by writing to the Chairman of the Nominating and Corporate Governance Committee, and with members of the Audit Committee by writing to the Chairman of the Audit Committee, each in care of the Corporate Secretary, Zep Inc., 1310 Seaboard Industrial Boulevard, Atlanta, Georgia 30318. All communications will be forwarded promptly.

Where can I see the Company's corporate documents and SEC filings?

The following governance documents are available on the Company's website at www.zepinc.com under "Investors," then "Corporate Governance."

  •
  Certificate of Incorporation

  •
  By-Laws

  •
  Corporate Governance Guidelines

  •
  Director Independence Standards

  •
  Charters of the Audit, the Compensation and the Nominating and Corporate Governance Committees

  •
  Code of Ethics and Business Conduct

Any interested party may receive copies of any of these documents by requesting them in writing. Such request should be directed to the Corporate Secretary, Zep Inc., 1310 Seaboard Industrial Boulevard, Atlanta, Georgia 30318.

Our SEC filings, including Section 16 filings, are available on the Company's website under "Investors" then "SEC Filings." Information on or connected to our website is not, and should not, be considered a part of this Proxy Statement.

How are directors nominated?

The Nominating and Corporate Governance Committee, comprised solely of independent directors, is responsible for recommending to the Board a slate of director nominees for the Board to consider recommending to the stockholders, and for recommending to the Board nominees for appointment to fill a new Board seat or any Board vacancy. To fulfill these responsibilities, the Nominating and Corporate Governance Committee annually assesses the requirements of the Board and makes recommendations to the Board regarding its size, composition, and structure. In determining whether to nominate an incumbent director for reelection, the Nominating and Corporate Governance Committee evaluates each incumbent director's continued service in light of the current assessment of the Board's requirements, taking into account factors such as evaluations of the incumbent's performance.

When the need to fill a new Board seat or vacancy arises, the Committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, which may include engaging an outside search firm. The Nominating and Corporate Governance Committee reviews the qualifications of each potential candidate, including, but not limited to, the candidate's diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, manufacturing and distribution technologies, and industry knowledge. Final candidates are generally interviewed by one or more Committee members. The Nominating and Corporate Governance Committee makes a recommendation to the Board based on its review, the results of interviews with the candidates, and all other available information. The Board makes the final decision on whether to invite a candidate to join the Board based on the totality of the merits of each candidate and not based upon any minimum qualifications or attributes. The

Board-approved invitation is extended through the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Board, President and Chief Executive Officer.

Director Recommendations by Stockholders. The Nominating and Corporate Governance Committee will consider recommendations for director nominees from stockholders made in writing and addressed to the attention of the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, Zep Inc., 1310 Seaboard Industrial Boulevard, Atlanta, Georgia 30318. The Nominating and Corporate Governance Committee will consider such recommendations on the same basis as those from other sources. Stockholders making recommendations for director nominees to the Committee should provide the same information required for nominations by stockholders at an annual meeting, as explained below.

How can a stockholder nominate someone for election as a Director?

Our Nominating and Corporate Governance Committee recommends potential candidates for nomination as director based on a number of criteria, including the needs of our Board. Any stockholder who would like the Nominating and Corporate Governance Committee to consider a candidate for Board membership should send a letter of recommendation containing:

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  The name and address of the proposed candidate;

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  The proposed candidate's resume or a listing of his or her qualifications to be a director on our Board;

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  A description of what would make the proposed candidate a good addition to our Board;

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  A description of any relationship that could affect the proposed candidate's ability to qualify as an independent director, including identifying all other public company board and committee memberships;

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  A confirmation of the proposed candidate's willingness to serve as a director if selected by our Nominating and Corporate Governance Committee;

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  Any information about the proposed candidate that, under the federal proxy rules, would be required to be included in our Proxy Statement if the proposed candidate were a nominee or otherwise is required to be provided pursuant to our Amended and Restated By-Laws; and

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  The name of the stockholder submitting the proposed candidate, together with information as to the number of shares owned and the length of time of ownership.

You should send the information described above to the Corporate Secretary, Zep Inc., 1310 Seaboard Industrial Boulevard, Atlanta, Georgia 30318. To allow for timely consideration, recommendations must be received not less than 90 days prior to the first anniversary of the date of our most recent annual meeting. The Company may request additional information regarding any proposed candidates as may be deemed appropriate. In addition, any stockholder of record entitled to vote for the election of directors may nominate persons for election to our board if that stockholder complies with the notice procedures set forth under the caption "What are the requirements for submitting a Stockholder Proposal at next year's Annual Meeting?"

How does the Company manage risk?

The Board and its committees have both general and specific risk oversight responsibilities. While the Board has broad responsibility to provide oversight of significant risks to the Company primarily through direct engagement with our management, it has delegated certain ongoing risk oversight responsibilities to its committees as set forth in the respective committee charters. The committees are responsible to report to the Board concerning their respective oversight activities and elevate review of risk issues as appropriate. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls. The Audit Committee reviews and discusses with management and internal audit our major financial risk exposures, including risks related to fraud, liquidity and regulatory compliance, our policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control such exposures at least quarterly and whenever warranted. With the assistance of its independent outside consultant, the Compensation Committee conducts an annual compensation risk-assessment to review the risk profile of our compensation-related programs, including those applicable to our named executive officers. During the annual compensation risk assessment, the Compensation Committee considers whether our various compensation programs and practices for all employees encourage excessive risk-taking, whether they are in line with our long-term strategic goals, and if they are reasonably likely to have a material adverse effect on the Company. In addition to the evaluation by our Compensation Committee, the Board also receives regular updates from management of higher risk activities that we face, such as our environmental risks and status of pending litigation. Each of our directors has access to any member of our management team to discuss potential risks when warranted.

What is the leadership structure of our Board of Directors?

Our Board is led by its Chairman. Our By-Laws provide that our Board shall designate either the Chairman of the Board or our President as the Company's chief executive officer. Our Corporate Governance Guidelines provide that our independent directors will select a Lead Director from among themselves. The Lead Director's role exists, according to our Corporate Governance Guidelines, (i) to provide leadership to the Board when the joint roles of Chairman and Chief Executive Officer could potentially be in conflict; (ii) to ensure that the Board operates independently of management; and (iii) to provide our directors with an independent leadership contact.

The Lead Director's responsibilities as set forth in our Corporate Governance Guidelines include:

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  chairing an executive session during each Board meeting without management (including without the Chairman and Chief Executive Officer) present in order to give directors an opportunity to fully and frankly discuss issues, and to provide feedback and counsel to the Chairman and Chief Executive Officer concerning the issues considered;

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  acting as liaison between the Board and the Chief Executive Officer;

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  establishing, in consultation with the Chairman and Chief Executive Officer, and with the Nominating and Corporate Governance Committee, procedures to govern and evaluate the Board's work, to ensure, on behalf of stockholders, that the Board is (i) appropriately approving Company strategy; and (ii) supervising management's progress against achieving that strategy; and

  •
  ensuring the appropriate flow of information to the Board and reviewing the adequacy and timing of documentary materials in support of management's proposals.

Our Board has vested the offices of Chairman, President and Chief Executive Officer in Mr. John Morgan because it believes that combining the roles of Chairman, President and Chief Executive Officer facilitates the flow of information between management and the Board, while providing the appropriate balance between independent oversight of management and efficiency of the operation of the Board. Furthermore, our Board believes that having the Board's deliberation of strategic alternatives framed by the person who is the most knowledgeable about the Company and its industry and who is also responsible for executing the strategy is the optimal means for the Board to discharge its responsibility of establishing strategy. For these reasons, we believe our Board leadership structure is appropriate for our Company and does not affect its approach to risk oversight.

What are the requirements for submitting a Stockholder Proposal at next year's Annual Meeting?

If you wish to have a stockholder proposal included in the Company's proxy soliciting materials for the 2015 Annual Meeting of Stockholders, you must submit the proposal by our deadline, which is 120 days prior to the first anniversary of the mailing of this Proxy Statement, or July 28, 2014. For any other business to be properly brought before the 2015 Annual Meeting by a stockholder, notice in writing must be delivered to the Company in accordance with the Company's amended and restated By-Laws not less than 90 days nor more than 120 days prior to the first anniversary of the 2014 Annual Meeting, or between September 9, 2014 and October 9, 2014. Any stockholder proposals should be addressed to our Corporate Secretary, Zep Inc., 1310 Seaboard Industrial Boulevard, Atlanta, Georgia 30318. All such proposals should be sent by certified mail, return receipt requested.

BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

The following table sets forth information concerning beneficial ownership of the Company's common stock as of November 13, 2013, unless otherwise indicated, by each of the directors, by each nominee for director, by each of the named executive officers, by all directors and officers of the Company as a group, and by beneficial owners of more than five percent of the Company's common stock.

Name	Shares of Common Stock Beneficially Owned(1)(2)(3)(4)	Percent of Shares Outstanding(5)
Mark R. Bachmann	185,590	*
Ronald D. Brown	11,743	*
Robert P. Collins	195,035	*
Jeffrey L. Fleck	46,511	*
O. B. Grayson Hall, Jr.	15,424	*
Timothy M. Manganello	14,963	*
John K. Morgan	1,292,366	5.4%
Sidney J. Nurkin	25,342	*
Joseph Squicciarino	25,342	*
Timothy T. Tevens	23,622	*
Philip A. Theodore	69,508	*
Carol A. Williams	6,775	*
All directors and executive officers as a group(12 persons)(6)	1,912,221	7.9%
GAMCO Investors, Inc.(7)	3,970,225	17.3%
Wellington Management Company LLP(8)	2,963,637	12.9%
BlackRock, Inc.(9)	1,794,901	7.8%
Heartland Advisors(10)	1,620,120	7.0%
The Vanguard Group(11)	1,233,539	5.4%

*
Represents less than one percent.

(1)
Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to all shares shown.
(2)
Includes shares that may be acquired within 60 days of November 13, 2013 upon exercise of employee stock options. Options are included for the following individuals: Mr. Bachmann, 72,769 shares; Mr. Collins, 118,481 shares; Mr. Fleck, 9,212 shares; Mr. Morgan, 940,091 shares; Mr. Theodore, 9,212 shares; and all directors and named executive officers as a group, 1,149,765 shares.
(3)
Includes time-vesting restricted stock, portions of which vest in January 2014, January 2014 through 2016, July 2014, August 2014, October 2014, October 2014 through 2016, and October 2014 through 2017. The executives have sole voting power over the unvested restricted stock. Restricted stock is included for the following individuals: Mr. Bachmann, 18,605 shares; Mr. Brown, 3,320 shares; Mr. Collins, 18,913 shares; Mr. Fleck, 16,068 shares; Mr. Hall, 3,320 shares; Mr. Manganello, 3,320 shares; Mr. Morgan, 86,447 shares; Mr. Nurkin, 3,320 shares; Mr. Squicciarino, 3,320 shares; Mr. Tevens, 3,320 shares; Mr. Theodore, 19,409 shares; Ms. Williams, 3,320 shares; and all directors and named executive officers as a group 182,682 shares.
(4)
Includes performance stock that is subject to achievement of certain EBITDA or ROIC performance measures. The executives have sole voting power over performance stock that has achieved stock appreciation targets and performance stock subject to EBITDA or ROIC performance measures. Performance stock is included for the following individuals: Messrs. Bachmann and Collins, 14,325 shares; Mr. Morgan, 63,273 shares; Messrs. Fleck and Theodore, 11,460 shares; and all named executive officers as a group, 114,843 shares.
(5)
Based on an aggregate of 22,991,565 shares of our common stock issued and outstanding as of November 13, 2013.
(6)
The address for each officer and director listed above is Zep Inc., 1310 Seaboard Industrial Boulevard, Atlanta, Georgia 30318.
(7)
This information is based on a Schedule 13D/A filed with the SEC by GAMCO Investors, Inc. (GAMCO), One Corporate Center, Rye, New York 10580-1435, on October 21, 2013 on behalf of itself and certain affiliates. Each of GAMCO and its affiliates, and their respective executive officers and directors, has the sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of the shares of our common stock reported for it, except that (i) GAMCO Asset Management Inc. does not have the authority to vote 75,300 of its reported shares, (ii) Gabelli Funds, LLC has sole dispositive and voting power with respect to the shares of the Company held by the Funds so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund's shares, (iii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iv) the power of Mario Gabelli, GAMCO Investors, Inc., and GGCP, Inc. is indirect with respect to securities beneficially owned directly by other Reporting Persons.
(8)
This information is based on a Schedule 13G/A filed with the SEC by Wellington Management Company, LLP (Wellington), 280 Congress Street, Boston, Massachusetts 02110, on February 14, 2013. Pursuant to the filing, Wellington shares voting authority on 2,152,162 of the shares reported and shared dispositive power on all of the shares reported.
(9)
This information is based on a Schedule 13G/A filed with the SEC by BlackRock, Inc., 40 East 52nd Street, New York, New York 10022, on February 1, 2013.
(10)
This information is based on a Schedule 13G/A filed with the SEC by Heartland Advisors, Inc. (Heartland), 789 North Water Street, Milwaukee, Wisconsin 53202, on February 7, 2013. Pursuant to the filing, Heartland shares voting authority and dispositive power on all of the shares reported.
(11)
This information is based on a Schedule 13G/A filed with the SEC by The Vanguard Group (Vanguard), 100 Vanguard Blvd., Malvern, Pennsylvania 19355, on February 11, 2013. Pursuant to the filing, Vanguard has sole voting authority for 35,527 shares, sole dispositive authority for 1,198,913 shares, and shared dispositive authority for 34,627 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's directors, officers, and persons who beneficially own more than 10% of the Company's common stock are required by Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership of the Company's common stock with the SEC, the NYSE, and the Company. Based on our review of information received by the Company during the fiscal year, we believe that all required Section 16(a) filings were made on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There is no family relationship between any of our executive officers or directors, and there are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them was elected an officer or director, other than arrangements or understandings with our directors or officers acting solely in their capacities as such. Our executive officers are generally elected annually and, if elected, serve at the pleasure of our Board.

Our Board has adopted a written policy on related party transactions that is intended to ensure that all related party transactions are subject to approval or ratification by our Audit Committee. The policy covers transactions by "related parties," which are defined as:

  •
  any person who is or was (since the beginning of our last fiscal year) an executive officer, director or nominee for director;

  •
  any person or entity, including affiliates, that was a beneficial owner of 5% or more of our common stock at the time the transaction occurred or existed; and

  •
  any immediate family member of any person covered by either of the two previous categories.

Transactions between the Company and a related party are covered by the policy if they will or could exceed $120,000 in any calendar year and the related party has or will have a direct or indirect material interest in the transaction. In determining whether to approve or ratify a transaction covered by the policy, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction.

ITEM 1—ELECTION OF DIRECTORS

Each of John K. Morgan, Joseph Squicciarino, and Timothy T. Tevens have been nominated for election to our Board at this Annual Meeting to serve as Class II directors with a new term expiring at the 2017 Annual Meeting or until such time as their successors are elected.

The persons named as proxies in the accompanying proxy card, or their substitutes, will vote for the election of the Board's nominees, except to the extent authority to vote for any or all of the nominees is withheld. No proposed nominee is being elected pursuant to any arrangement or understanding between the nominee and any other person or persons. All nominees have consented to stand for election at this meeting. If any of the nominees become unable or unwilling to serve, the persons named as proxies in the accompanying proxy, or their substitutes, shall have full discretion and authority to vote or to refrain from voting for any substitute nominees in accordance with their judgment.

Our Board Unanimously Recommends a Vote FOR
Each of the Class II Director Nominees

BOARD OF DIRECTORS

The members of the Board are divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders for the year in which the term for their class expires. The Company's By-Laws provide that the number of directors constituting the Board shall be determined from time to time by the Board. The number of directors constituting the Board is currently fixed at eight. The current term of the Class II directors expires this year, and their successors are to be elected at the 2014 Annual Meeting for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2017 or until such time as their respective successors are elected. The terms of the Class I and Class III directors do not expire until the Annual Meetings of Stockholders to be held in 2016 and 2015, respectively.

The Board has reviewed the independence of its members and determined that all of its current members, except John K. Morgan, our Chairman, President, and Chief Executive Officer, have no material relationship with us, and are therefore independent, based on the listing standards of the NYSE, the categorical standards set forth in the Company's Governance Guidelines (available on our website at www.zepinc.com under "Investors," then "Corporate Governance") and a finding by the Board of no other material relationships.

The following is a complete list of individuals who will comprise our Board of Directors and information regarding the Committees of our Board on which they served at the end of fiscal 2013.

Name	Age	Director Since	Audit	Compensation	Nominating & Corporate Governance
John K. Morgan(1)	59	Oct. 2007	—	—	—
Ronald D. Brown	60	Jan. 2010	—	Chair	X
O. B. Grayson Hall, Jr.	56	Jan. 2009	—	X	X
Timothy M. Manganello	63	Jan. 2011	X	—	—
Sidney J. Nurkin(2)(3)	72	Oct. 2007	—	X	Chair
Joseph Squicciarino	57	Oct. 2007	Chair	—	—
Timothy T. Tevens	57	Dec. 2007	X	—	—
Carol A. Williams	55	Jan. 2012	X	—	—

(1)
Mr. Morgan is not a member of the Audit, Compensation or Nominating and Corporate Governance Committees, but, at their invitation, routinely attends meetings of each such committee.
(2)
Mr. Nurkin serves as Lead Director.
(3)
In contemplation of turning 72 in November 2013 and pursuant to the requirements of the Company's Corporate Governance Guidelines, Mr. Nurkin offered his resignation for consideration by the Board. The Board upon deliberation chose not to accept Mr. Nurkin's resignation, and he, therefore, will continue to serve at the pleasure of the Board or until his current term expires at the 2016 Annual Meeting.

A brief summary of each director's business experience, other public company directorships held, and criteria considered by the Board of Directors in selecting each to serve as a director follows.

CLASS I—DIRECTORS—TERMS TO EXPIRE AT 2016 ANNUAL MEETING

Name	Principal Business Affiliation During Past Five Years
Ronald D. Brown	Mr. Brown has served as Chief Operating Officer of The Armor Group, Inc. since February 2013 and as Managing Director of Taft Business Consulting, LLC since May 2009. Mr. Brown previously served as Vice President and Chief Financial Officer of Makino, Inc. from October 2010 to January 2013 and as Chairman and Chief Executive of Milacron Inc. from 2001 to November 2008, serving as their Chief Operating Officer from 1999 to 2001, and as their Chief Financial Officer from 1993 to 1999. In March 2009, after Mr. Brown retired as an executive officer, Milacron Inc. filed for bankruptcy protection. Mr. Brown is a director of A.O. Smith Company and, during the past five years, also served as a director of Milacron, Inc.

Mr. Brown's experience in the plastics processing and metalworking industries as well as in areas such as legal and regulatory affairs, industrial distribution, mergers and acquisitions, business integration, international operations, manufacturing processes, sourcing, personnel and human resources and his experience as a member and as lead director of the board of directors of A.O. Smith Company led the Board to conclude that he should serve as a director.
Timothy M. Manganello
Mr. Manganello served as Executive Chairman of BorgWarner, Inc. (BorgWarner) from January 2013 until his retirement in April 2013. He previously served as Chairman and Chief Executive Officer of BorgWarner from February 2003 to December 2012 and served as President and Chief Operating Officer from February 2002 to January 2003. During his career at BorgWarner, Mr. Manganello held senior management positions in operations, sales and business development. Before joining BorgWarner in 1989, he held sales management positions at PT Components-Link Belt from 1981 to 1988, and product engineering management positions at Chrysler Corporation from 1973 to 1981. Mr. Manganello is a director of Bemis Company, Inc.

Mr. Manganello's extensive knowledge of the automotive industry, as well as his knowledge of sourcing, international sales, operations, engineering and his experience as a member of the board of Bemis Company, Inc., BorgWarner and past Board Chairman of the Federal Reserve Bank of Chicago, Detroit branch, led the Board to conclude that he should serve as a director.
Sidney J. Nurkin
Mr. Nurkin retired on December 31, 2006 from Alston & Bird, LLP, a national law firm headquartered in Atlanta, Georgia. Prior to his retirement, Mr. Nurkin was a Senior Partner in the law firm for more than five years. Mr. Nurkin served as a director of Dayton Superior Corporation from February 2007 until October 2009.

Mr. Nurkin's experience in areas such as legal and regulatory affairs, mergers and acquisitions and international operations through his service at Alston & Bird, LLP and as a member of the board of directors of Dayton Superior Corporation led the Board to conclude that he should serve as a director.

CLASS II DIRECTOR NOMINEES—TERMS TO EXPIRE AT 2017 ANNUAL MEETING

Name	Principal Business Affiliation During Past Five Years
John K. Morgan	Mr. Morgan has served as our Chairman, President and Chief Executive Officer since October 2007. In July 2007, he was elected President and Chief Executive Officer of Acuity Specialty Products, a subsidiary of Acuity Brands prior to our separation in November 2007. He served as an Executive Vice President of Acuity Brands until October 2007. He served as President and Chief Executive Officer of Acuity Brands Lighting, Inc. from August 2005 to July 2007. He served at Acuity Brands as President and Chief Development Officer from January 2004 to August 2005, as Senior Executive Vice President and Chief Operating Officer from June 2002 until January 2004, and as Executive Vice President from December 2001 until June 2002. He is a director of WESCO International, Inc. and serves on its Audit and Compensation Committees.

As Chairman, President and Chief Executive Officer, Mr. Morgan's qualifications include extensive experience in mergers and acquisitions and business integration, as well as international, financial and operational management and, therefore, the Board concluded that he should serve as a director.
Joseph Squicciarino
Mr. Squicciarino served as the Chief Financial Officer of King Pharmaceuticals, Inc. from June 2005 until March 2011, when the company was acquired. Prior to joining King Pharmaceuticals, Inc., he served as Chief Financial Officer—North America for Revlon, Inc. from March 2005 until June 2005 and as Chief Financial Officer—International for Revlon International, Inc. from February 2003 until March 2005. He held the position of Group Controller Pharmaceuticals—Europe, Middle East, Africa with Johnson & Johnson from October 2001 until October 2002.

Mr. Squicciarino's experience in the healthcare industry and in areas such as legal and regulatory affairs, information technology, mergers and acquisitions, business integration, international operations and manufacturing processes through his service at King Pharmaceuticals, Inc., Revlon, Inc. and Johnson & Johnson led the Board to conclude that he should serve as a director.
Timothy T. Tevens
Mr. Tevens has served as the President of Columbus McKinnon Corporation since January 1998 and as Chief Executive Officer since July 1998. Mr. Tevens served as Vice President—Information Services of Columbus McKinnon Corporation from May 1991 to January 1998, becoming Chief Operating Officer in October 1996. From 1980 to 1991, Mr. Tevens was employed by Ernst & Young LLP in various management consulting capacities. He is also a director of Columbus McKinnon Corporation.

Mr. Tevens' experience in areas such as industrial distribution, information technology, mergers and acquisitions, business integration, international operations, manufacturing processes and sourcing through his service at Columbus McKinnon Corporation and Ernst & Young LLP led the Board to conclude that he should serve as a director.

CLASS III DIRECTORS—TERMS TO EXPIRE AT 2015 ANNUAL MEETING

Name	Principal Business Affiliation During Past Five Years
O. B. Grayson Hall, Jr.	Mr. Hall has served as Chairman of Regions Financial Corporation (Regions) since May 2013. In addition, Mr. Hall has served as Chief Executive Officer of Regions since April 2010 and as President since October 2009. He is also a member of Regions' Executive Council. Mr. Hall served as Chief Operating Officer of Regions from October 2009 to April 2010; as Vice Chairman of Regions from December 2008 until October 2009, as Senior Executive Vice President, General Banking Group of Regions from November 2006 until December 2008 and as head of various lines of business at Regions from January 2005 until November 2006, including managing Consumer Banking, Commercial Banking and Wealth Management. Mr. Hall is a director of Regions.

Mr. Hall's experience in areas such as finance, marketing, information technology, mergers and acquisitions, business integration, sourcing and personnel and human resources through his service at Regions Financial Corporation led the Board to conclude that he should serve as a director.
Carol A. Williams
Ms. Williams has served as Executive Vice President of Manufacturing and Engineering of The Dow Chemical Company (Dow Chemical) since September 2011 and she assumed responsibility for Supply Chain and Environmental, Health and Safety Operations in 2012. She is also a member of Dow Chemical's Executive Leadership Committee and its Strategy Board. During her career at Dow Chemical, which began in 1980, she has served as President of Chemicals and Energy from August 2010 to August 2011; as Senior Vice President of Basic Chemicals from January 2009 to July 2010; as Corporate Vice President of Market Facing, Business Development and Licensing Portfolio from August 2007 to December 2008; and as Vice President of Business Development for Market Facing Business from March 2005 to July 2007.

Ms. Williams' experience in areas such as operations, marketing, sourcing, and business development, as well as her extensive knowledge of the chemical industry, were identified as key areas in which she could significantly contribute and led the Board to conclude she should serve as a director.

INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

During our fiscal year ended August 31, 2013, our Board met seven times. All directors attended more than 87% of the meetings held by the Board and their respective committees during fiscal 2013. At each regular quarterly Board meeting, the Board meets without management present for a portion of the meeting. Non-management director sessions are led by the Lead Director, Sidney J. Nurkin. The Company does not have a policy regarding director attendance at its annual meetings; however, it is expected that each continuing director will attend each annual meeting of stockholders, absent a valid reason. All of the directors serving at the time of last year's annual meeting attended the meeting.

Our Board has delegated certain functions to the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee and each committee has adopted a charter (see "Questions and Answers Regarding Governance of the Company").

The Audit Committee is responsible for certain matters pertaining to the auditing, internal control, and financial reporting of the Company, as set forth in the Committee's report below and in its charter (see "Questions and Answers Regarding Governance of the Company"). All members of the Committee are independent under the requirements of the SEC and the Sarbanes-Oxley Act of 2002. In addition, the members of the Committee meet the current independence and financial literacy requirements of the listing standards of the NYSE. At each regular meeting, the Audit Committee meets separately with the independent registered public accounting firm, the internal auditors, the chief financial officer, the chief compliance officer, and the general counsel, without other management present. The Board has determined that Mr. Squicciarino satisfies the "audit committee financial expert" criteria adopted by the SEC and that he has accounting and related financial management expertise required by the listing standards of the NYSE. The Committee held eight meetings during fiscal 2013.

The Compensation Committee is responsible for certain matters relating to the evaluation and compensation of the named executive officers, as set forth in its charter (see "Questions and Answers Regarding Governance of the Company"). The Compensation Committee meets privately with an independent compensation consultant without management present when deemed appropriate by the Committee. On an annual basis, the Compensation Committee evaluates the performance and independence of the independent compensation consultant, or any other firm or individual advising the Compensation Committee, to ensure compliance with criteria established by the SEC and in connection the functions and responsibilities of the Compensation Committee. Each member of the Compensation Committee is independent under the listing standards of the NYSE, is an outside director under Section 162(m) of the Code, and is a non-employee director under Section 16(b) of the Securities Exchange Act of 1934, as amended. The Committee held six meetings during fiscal 2013.

The Nominating and Corporate Governance Committee is responsible for reviewing matters pertaining to the composition, organization, and practices of the Board as set forth in its charter (see "Questions and Answers Regarding Governance of the Company"), including, but not limited to, recommending the Company's Corporate Governance Guidelines, reviewing the compensation of the non-employee directors, overseeing the periodic evaluation of the Board in meeting its corporate governance responsibilities, overseeing the periodic evaluation of individual directors, and recommending to the full Board a slate of directors for consideration by the stockholders at the annual meeting and candidates to fill a new Board position or any vacancies on the Board, as explained in greater detail above under "Questions and Answers Regarding Governance of the Company." Each member of the Committee is independent under the listing standards of the NYSE. The Committee held three meetings during fiscal 2013.

Compensation Committee Interlocks and Insider Participation

The directors who served on the Compensation Committee of the Board during the fiscal year ended August 31, 2013 were Ronald D. Brown (Chairman), O. B. Grayson Hall, Jr. and Sidney J. Nurkin, none of whom are or were officers or employees of the Company. There were no compensation committee interlocks during fiscal 2013.

DIRECTOR COMPENSATION

Our non-employee directors are compensated as described below. Our compensation program is designed to achieve the following goals:

  •
  compensation should fairly pay directors for work required for a company of our size and scope;

  •
  compensation should align directors' interests with the long-term interests of stockholders; and

  •
  the structure of the compensation should be simple, transparent and easy for stockholders to understand.

Mr. Morgan, as an employee, receives no additional compensation for service as a member of our Board.

Fiscal 2013 Director Fees

During fiscal 2013, we modified the compensation we pay to our non-employee directors for their service on our Board and its committees based on a review of a compensation market study conducted by James F. Reda & Associates, a division of Gallagher Benefit Services, Inc., which is a subsidiary of Arthur J. Gallagher & Co. (Reda). Under the terms of the new compensation structure, which became effective as of January 8, 2013, each non-employee director is required to defer fifty percent of his or her annual director fee ($32,500) and may elect to defer the remaining fees under the terms of the deferred compensation plan described below. The modified compensation structure is intended to further simplify the non-employee director compensation program by eliminating meeting-based fees and replacing this value with a retainer for committee membership. The following table details the annualized fees payable to our non-employee directors for the periods indicated.

Description of Fee	September 1, 2012 to January 7, 2013	January 8, 2013 to August 31, 2013
Annual Director Fee	$65,000	$65,000
Lead Director Fee	10,000	10,000
Audit Committee Chair Fee	13,500	13,500
Compensation Committee Chair Fee	6,000	6,000
Nominating and Corporate Governance Committee Chair Fee	5,000	5,000
Audit Committee Member Fee	NA	5,000
Compensation Committee Member Fee	NA	2,500
Nominating and Corporate Governance Member Fee	NA	2,500
Board Meeting Fees	$1,000 per each meeting over 8 meetings	NA
Committee Meeting Fees	$750 per each meeting over 8 meetings	NA

Fiscal 2013 Equity Awards

Each non-employee director received a restricted stock award valued at $50,000 in January 2013. The restricted stock awards vest one year after the grant date and accumulate dividends during the vesting period at a rate equivalent to the dividends paid to other common stockholders. Upon vesting, accumulated dividends are paid in cash to the directors. The non-employee directors are entitled to vote the shares during the vesting period unless forfeited.

Deferred Compensation Plan

Non-employee directors are required to defer one half of their annual director fee and may elect to defer the remaining portion of the annual fee, as well as any additional fees, pursuant to the deferred compensation plan for non-employee directors. The required deferred amounts are automatically invested in deferred stock units to be paid in shares and the optional deferred amounts may be invested in deferred stock units to be paid in shares or invested in an interest-bearing account to be paid in cash, each to be paid at retirement from the Board. Cash dividend equivalents on deferred stock units are credited to an interest-bearing account.

Stock Ownership Guidelines

Each non-employee director is subject to our stock ownership guidelines. The stock ownership guidelines provide that, over a five-year period, each director should attain ownership in our common stock valued at $195,000 (three times the base annual director fee). Until they have reached their stock ownership requirement, each director must retain a portion of shares obtained through the deferral of fees, the vesting of restricted stock, or the exercise of stock options, if applicable. For these purposes, ownership includes stock held directly, unvested restricted stock and deferred stock units. At the end of fiscal 2013, all non-employee directors have achieved their ownership requirement other than Ms. Williams, who was elected in January 2012.

Fiscal 2013 Director Compensation

The following table sets forth information concerning the fiscal 2013 compensation of our non-employee directors. Our directors did not receive any option awards, did not have any non-equity incentive plan compensation, and did not have any earnings in a nonqualified deferred compensation plan in excess of the applicable federal rate.

Name	Fees Earned or Paid in Cash(1)	Stock Awards (2)(3)	All Other Compensation (4)	Total
Ronald D. Brown	$73,823	$50,000	$1,051	$124,874
O. B. Grayson Hall, Jr.	67,823	50,000	2,685	120,508
Timothy M. Manganello	67,823	50,000	1,419	119,242
Sidney J. Nurkin	82,823	50,000	1,764	134,587
Joseph Squicciarino	81,323	50,000	1,764	133,087
Timothy T. Tevens	67,823	50,000	1,733	119,556
Carol A. Williams	67,823	50,000	471	118,294

(1)
All fees earned in fiscal 2013 were paid or deferred as shown below. Share units are determined by dividing the deferred fees by the closing price of our common stock on the date of deferral.

	Fees Deferred into Deferred Compensation Plan as Cash	Fees Deferred into Deferred Compensation Plan as Stock Units		Fees Paid in Cash
Brown	$-0-	$32,500	2,276	$41,323
Hall	-0-	67,823	4,752	-0-
Manganello	-0-	67,823	4,752	-0-
Nurkin	-0-	32,500	2,276	50,323
Squicciarino	-0-	32,500	2,276	48,823
Tevens	-0-	32,500	2,276	35,323
Williams	35,323	32,500	2,276	-0-
(2)
The amount reported represents the fair value of the restricted stock awarded to the non-employee directors in accordance with the provisions of FASB ASC Topic 718. The closing stock price of the Company's common stock on the date the awards were granted was $15.06, resulting in an award of 3,320 restricted shares to each director.
(3)
All equity awards were granted under the Zep Inc. 2010 Omnibus Incentive Plan. Each director had an aggregate of 3,320 shares of unvested restricted stock outstanding at August 31, 2013.
(4)
The amounts shown include dividends paid and dividend equivalents accrued to each of the non-employee directors for unvested restricted stock and share units held in the non-employee directors' deferred compensation plan.

ITEM 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the Company's 2012 Annual Meeting, the stockholders indicated a preference for conducting an annual advisory vote on executive compensation for the Company's named executive officers (commonly referred to as "say-on-pay") and, after consideration of the matter, the Company and the Board have adopted this frequency. The Company is, therefore, seeking an advisory vote of the stockholders on the compensation of the Company's named executive officers as described in the "Compensation Discussion and Analysis" section of this Proxy Statement, the tabular disclosure regarding named executive officer compensation and the narrative description accompanying such disclosure.

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and, therefore, not binding on us, our Board or the Compensation Committee. Our Board and Compensation Committee value the opinions of all of our stockholders and will consider the outcome of this vote in evaluating our compensation policies and practices, and when making future compensation decisions for our named executive officers. The stockholders voted 94.8% (shares voted FOR divided by the sum of shares voted FOR and AGAINST) in favor of the Company's executive compensation programs at the Annual Meeting held on January 8, 2013.

Our Board Unanimously Recommends a Vote FOR
Approval of the Company's Executive Compensation Program

We encourage stockholders to review the section entitled "Compensation Discussion and Analysis," which describes in detail our compensation program for our named executive officers. Our compensation program is designed to attract and retain capable executives and to recognize and reward superior performance that will create value for our stockholders. The Compensation Committee believes that the Company's compensation program and practices reflect a pay-for-performance philosophy designed to properly align management with our stockholders' long-term interests.

Performance Focused

We believe that our compensation program rewards our named executive officers consistent with the Company's performance. As outlined in the "Compensation Discussion and Analysis," the named executive officers' performance-based annual cash incentives are earned based, in significant part, on the achievement of key financial metrics (net income and EBITDA margin) and, to a lesser extent, on individual performance. In addition, a significant component of our long-term incentive program is performance-based stock awards, which are earned based on the achievement of financial objectives established by our Compensation Committee. The Company believes that the selection of metrics for our compensation programs that are related to the stated long-term strategic goals of the business and that are intended to motivate our executives to achieve superior financial results will create value for our stockholders now and in the future.

Compensation Elements

The following is a discussion of the material principles underlying our executive compensation policies:

  •
  Our compensation program is comprised of the following elements: (1) base salaries; (2) performance-based annual incentives; and (3) long-term incentives, which includes three-year performance-based stock awards. The performance-based annual incentive and long-term incentive components of our compensation program reflect the pay-for-performance philosophy that underscores the Company's overall compensation strategy. For example, approximately 73% of our chief executive officer's total compensation in fiscal 2013 was at risk.

  •
  Performance-based annual incentives are paid based on (i) the extent to which we achieve the financial objectives established by the Compensation Committee, which accounts for 80% of the payout, and (ii) how well the named executive officers, as a whole, accomplish their management objectives, which accounts for 20% of the payout. The total incentive opportunity can then be adjusted based upon each named executive officer's individual performance rating.

  •
  Our long-term incentives generally consist of stock options, time-based restricted stock awards and performance-based stock awards. The value of stock options and the unvested stock awards that are earned based on achievement of stock price appreciation targets depend on the increase in the value of the Company's stock. The performance stock awards have used a variety of financial objectives, such as EBITDA growth and ROIC improvement, to establish the conditions for vesting and the ultimate value of our performance-based long-term incentives. The Compensation Committee selects financial objectives focused on profitable growth in an effort to encourage the achievement of long-term value creation. We believe this long-term value creation will benefit all of our stockholders.

  •
  We believe we have an appropriate mix of short- and long-term compensation based on balanced performance metrics, which align our compensation programs with the interests of our stockholders.

  •
  The Company has not entered into any new agreements with executive officers providing for excise tax gross-ups with respect to payments contingent upon a change in control. The Company has two pre-existing employment contracts with Messrs. Morgan and Bachmann that were entered into at the time the Company separated from its former parent company in 2007 that include excise tax gross-ups under certain circumstances regarding a change in control. In addition, all of our change-in-control payments are subject to a double-trigger.

  •
  We have stock ownership requirements for all of our named executive officers. Mr. Morgan's ownership requirement is equal to four times his annual base salary and the other named executive officers' ownership requirements are equal to two times their annual base salary.

  •
  Our officers and directors are prohibited from engaging in hedging or pledging transactions involving our stock.

  •
  Once the SEC adopts final rules regarding "clawback" of incentive compensation, we intend to adopt a "clawback" policy in accordance with those rules providing for recovery of incentive compensation, if any, in excess of what would have been paid to officers of the Company in the event that the Company is required to restate financial results.

  •
  Our employees (including our named executive officers) are subject to confidentiality and other covenants protecting our business interests that provide for forfeiture of the equity awards or benefits received under the related equity award agreements if the covenants are violated.

  •
  There is an effective level of corporate governance over our compensation programs, as all of our Compensation Committee members are independent, and the Committee retains an independent compensation consultant to conduct annual reviews of executive compensation and to provide advice on best practices.

  •
  The Compensation Committee, in consultation with its independent compensation consultant and with the assistance of management, annually reviews the Company's compensation policies and practices to ensure that they do not create excessive risks.

The Board endorses the Company's executive compensation program and recommends that the stockholders vote FOR the adoption of the following resolution:

RESOLVED, that the stockholders approve the compensation of the Company's named executive officers as disclosed pursuant to Item 402 of SEC Regulation S-K, including that described under the "Compensation Discussion and Analysis" section, as well as the accompanying compensation tables and the related narrative disclosure, in this Proxy Statement.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

COMPENSATION COMMITTEE
Ronald D. Brown, Chairman O. B. Grayson Hall, Jr. Sidney J. Nurkin

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (CD&A) describes the key principles and elements of our executive compensation program. For purposes of this CD&A, our named executive officers for fiscal 2013 were Messrs. Morgan, Bachmann, Collins, Fleck and Theodore.

You should read this section of the 2014 Proxy Statement in conjunction with the information contained in the section entitled "Compensation of the Executive Officers" that follows this analysis. Each section contains information that is relevant to the advisory vote that the Company is conducting to approve the compensation of the named executive officers, which can be found in the section entitled, "Item 2—Advisory Vote On Executive Compensation."

The following CD&A may contain statements regarding future Company performance goals. These performance goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Compensation Philosophy

Our philosophy is to compensate management and other key associates on the basis of the success of their efforts, through a combination of base salary and variable incentive compensation dependent on the Company's performance as well as the performance of each individual named executive officer. Total compensation opportunity is targeted generally to the competitive 50th percentile of our peer group, with performance-based annual and long-term incentive programs designed to reward participants commensurate with the Company's and the individual's performance. Our incentive programs are structured so that payments are not earned if minimum performance thresholds are not achieved, and upper quartile compensation is earned only if warranted by exceptional Company and individual performance. Management is focused on creating a strong organization that enhances the value of our stockholders' investments. Our executive compensation program is guided by the following principles, which are intended to support the Company's pay-for-performance philosophy:

  •
  Total compensation programs should be designed to strengthen the relationship between pay and performance, with a resulting emphasis on variable, rather than fixed, forms of compensation;

  •
  Compensation should generally increase with position and responsibility. Total compensation should be higher for individuals with greater responsibility and greater ability to influence the Company's results;

  •
  Total compensation opportunities should be in line with companies of similar size, industry and complexity;

  •
  Management should focus on the long-term interests of stockholders; and

  •
  Incentive programs should not encourage excessive risk taking.

The executive compensation program is designed to:

  •
  Attract and retain executives by providing a competitive reward and recognition program that is driven by our success;

  •
  Provide rewards to executives who create value for stockholders;

  •
  Consistently recognize and reward superior performers, measured by achievement of results and demonstration of desired behaviors; and

  •
  Provide a framework for the fair and consistent administration of pay policies.

Role of Compensation Consultants

Under its charter, the Compensation Committee is authorized to engage outside advisors at the Company's expense. In fiscal 2013, the Compensation Committee continued to retain the services of James F. Reda & Associates, a division of Gallagher Benefit Services, Inc., which is a subsidiary of Arthur J. Gallagher & Co. (Reda), to advise the Compensation Committee regarding compensation of the Company's named executive officers and non-employee directors as well as other compensation-related matters. Pursuant to its charter, the Compensation Committee annually reviews the performance and independence of Reda and of each individual employee of the consulting firm who provides services to the Company. Reda does not perform other services for the Company without the prior approval of the Compensation Committee. The total fees paid to Reda during fiscal 2013 did not exceed $120,000.

During fiscal 2013, Reda provided the following services:

  •
  An update of the competitive market analysis of base salary, annual bonus and long-term incentives for our named executive officers that was conducted in fiscal 2012;

  •
  Reviewed the non-employee director competitive market study conducted in fiscal 2012 and recommended that no changes were necessary for fiscal 2013;

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  Assisted with the review of our peer group used for compensation purposes;

  •
  Assisted with the annual review of our current annual and long-term incentive programs (described in the sections entitled "Performance-Based Annual Incentives" and "Long-Term Incentives," respectively);

  •
  Provided the Committee with compensation information used to establish total direct compensation for Mr. Morgan and the other named executive officers;

  •
  Provided input to the Compensation Committee with respect to our fiscal 2013 compensation risk assessment;

  •
  Reviewed this CD&A and related executive compensation tables; and

  •
  Assisted with the analysis relating to the proposed increase in shares reserved for issuance under the 2010 Plan as described in "Item 3—Approval of an Amendment to the Zep Inc. 2010 Omnibus Incentive Plan."

Targeted Compensation Levels

The total direct compensation opportunities (base salary and annual and long-term incentives) offered to our named executive officers were designed to be competitive with market practices, to support our executive recruitment and retention objectives, and to be internally equitable among executives. Actual pay may vary above or below target levels based on Company and individual performance relative to the goals set forth in our short- and long-term incentive plans.

In determining total compensation opportunities, the Compensation Committee considers:

  •
  Competitive compensation information and input provided by Reda;

  •
  The Board's performance evaluation of the chief executive officer; and

  •
  The chief executive officer's performance review and recommendation for each of the other named executive officers.

Competitive Benchmarking, Including Peer Group Analysis

For our named executive officers, the Compensation Committee compares total compensation opportunities to competitive benchmarks. During fiscal 2012, Reda performed a competitive total compensation market analysis that was used to set compensation levels for fiscal 2013. Both published and private executive compensation surveys were utilized, as well as peer company data contained in publicly available proxy statements. The data obtained from these multiple sources was blended to form competitive benchmarks for our executives. The market data provides competitive benchmarks for positions with comparable responsibilities at similar-sized chemical companies, chemical-related manufacturing companies and distribution companies.

During fiscal 2012, in conjunction with the total compensation market analysis, the Compensation Committee asked Reda to review the Company's peer group. The parameters for this review were generally consistent with the reviews conducted in prior years, but with an increased focus on companies in the chemicals industry. These companies are representative of the companies with whom we may compete for business and executive talent. The revenues of these companies generally represent annual revenues ranging from approximately one-third to three times our annual revenues. When compared to the peer group, our revenues are at the median level. At the recommendation of Reda, the Compensation Committee decided to continue to include three distribution companies since distribution is still an important component of the Company's long-term strategy, but decided to focus on companies which more closely resembled our size.

This peer group that resulted from Reda's review, which was approved by the Compensation Committee, was used to set compensation levels for both executives and non-employee directors for fiscal 2013. The new peer group is as follows:

• American Vanguard Corporation	• Lawson Products
• Balchem Corporation	• LSB Industries, Inc.
• Calgon Carbon Corporation	• Minerals Technologies Inc.
• DXP Enterprises, Inc.	• OMNOVA Solutions Inc.
• Hawkins Inc.	• Penford Corporation
• Innophos Holdings, Inc.	• Quaker Chemical Corp.
• Innospec Inc.	• Spartech Corporation
• Interline Brands Inc.	• Stepan Company
• KMG Chemicals Inc.	• Tennant Company
• Landec Corporation	• WD-40 Company

In fiscal 2013, the Compensation Committee did not have Reda conduct a new market compensation analysis. Instead, Reda was asked to update the fiscal 2012 data based on current total market compensation trends. Based on this updated compensation information, Reda advised the Compensation Committee on fiscal 2014 compensation amounts for the named executive officers.

Weighting of Compensation Elements

The Compensation Committee determines the mix, value and weightings of each of the compensation elements for the chief executive officer by considering the competitive market data previously described. Similarly, the chief executive officer recommends the mix, value and weightings for the other named executive officers by considering the market data prepared by Reda. The Compensation Committee then considers those recommendations. The Compensation Committee has established a framework to assure that a significant portion of overall target total compensation is at risk for senior executives. In establishing this framework, the Compensation Committee also ensures that we have the appropriate balance between short- and long-term compensation. Actual amounts earned depend on the actual performance of the Company and the individual.

Elements of Executive Compensation

The Company uses several compensation elements in our executive compensation program. The following table describes the objectives of each element of our compensation program:

Element of Compensation	Objective
Base Salary	• To provide a competitive level of secure cash compensation; • To reward individual performance, level of experience and responsibility; and • To attract and retain management talent.
Performance-Based Annual Incentives	• To provide a variable pay opportunity based on annual performance; and • To reward individual performance and Company performance.
Long-Term Incentives

•

To provide a variable pay opportunity based on long-term performance, specifically measured by cumulative EBITDA and/or average ROIC over a three-year period;

•

To reward overall Company performance as evidenced through stock price increases;

•

To align interests of executives with interests of stockholders; and

•

To retain management talent.

Other Benefits	• To provide competitive benefits; and • To attract and retain management talent.

  Base Salary

Base salary is designed to attract talented executives and provide them with a competitive base level of compensation in consideration for the services they perform. Similar to all other employees, base salaries for executives are targeted at approximately the 50th percentile of the market. The Compensation Committee annually reviews and determines the base salaries of the chief executive officer and of our other named executive officers, as recommended by the chief executive officer, based on a variety of factors, including individual performance, experience, internal pay equity/consistency and critical skill needs. Base salaries are also reviewed in connection with promotions and other significant changes in responsibilities.

Based on the market compensation analysis discussed above, the Company's competitive posture for fiscal 2013 salaries varied by position, but overall was consistent with our stated pay philosophy of paying at market, which we define as the 50th percentile of our peer group.

During fiscal 2013, base salaries of our named executive officers were increased on average by 2%. The chief executive officer's base salary did not increase. The base salary of one of our named executive officer's base salary was increased by more than 2% in order to bring his base salary closer to market levels.

  Performance-Based Annual Incentives

Performance-based annual incentive compensation is a key component of our executive compensation strategy. The annual incentive award is payable in cash to our named executive officers under the Company's annual management incentive compensation plan (the Management Incentive Compensation Plan). The Management Incentive Compensation Plan is a cash-based incentive award program established pursuant to our 2010 Omnibus Incentive Plan (see "Item 3—Approval of an Amendment to the Zep Inc. 2010 Omnibus Incentive Plan"). The Management Incentive Compensation Plan is designed to motivate the named executive officers to attain specific short-term performance goals that, in turn, support the Company's long-term objectives.

The Company targets annual bonus opportunities at or near the 50th percentile based on competitive benchmarks, with flexibility to make payments above or below target according to Company and individual performance. Based on the market compensation analysis discussed above, the Compensation Committee believes that the selected targeted amounts are equitable based on the respective responsibilities of our named executive officers and that our competitive posture is in line with market opportunities. Mr. Morgan's annual incentive target as a percentage of salary, along with the other four named executive officers, was at or near market.

At the start of each fiscal year, an annual incentive target, stated as a percentage of base salary, is determined for each participant. Mr. Morgan's annual incentive target is 85% as provided in his employment agreement. For fiscal 2013, target awards ranged from 45% to 50% of base salary for the other named executive officers. In addition, corporate financial goals and individual performance goals are established for each named executive officer. At the end of the fiscal year, earned amounts are determined based on the achievement of results against those goals.

The performance measures and performance level required for fiscal 2013 awards were established by the Compensation Committee within the first 90 days of the fiscal year. For fiscal 2013, the annual incentive awards were based on the following performance measures:

  •
  "Company Performance Factor" consisting of Company financial performance and management objectives; and

  •
  "Personal Performance Factor" which measures individual performance.

The Company financial performance, in total, represented 80% of the weighting and management objectives determined the remaining 20%. The amounts determined under these two goals were then adjusted based on individual performance, the Personal Performance Factor (the PPF). However, in total, no participant can earn a payout greater than 200% of their target level.

  Company Performance Factor

Company Financial Performance. For fiscal 2013, 80% of the annual incentive awards was based on the Company's financial performance metrics (the Company Financial Performance Metrics). The Compensation Committee determined the Company Financial Performance Metrics and established the threshold, target and maximum performance levels. Performance against the goals determines payouts, with earned amounts interpolated between points when actual financial performance falls between performance benchmarks.

The Compensation Committee carefully considers the state of the business and the financial measures that are most likely to focus the participants, including the named executive officers, on making decisions that deliver short-term results aligned with long-term goals. Specifically, the Compensation Committee considers the current economic environment in which the Company operates, the operating initiatives, the actual financial performance of the preceding year, and the financial expectations for the Company during the performance period. In addition, the Compensation Committee considers management's recommendations regarding the appropriate financial measures, which are chosen from an array of measures included in the 2010 Omnibus Incentive Plan.

The financial measures set forth below were selected by the Compensation Committee to reflect the alignment of the named executive officers' compensation with the long-term financial objectives of the Company. The Compensation Committee will assess annually the appropriateness of the performance criteria and select each year's performance criteria based on that assessment.

The fiscal 2013 Company Financial Performance Metrics and criteria are stated in the following table:

Objective	Weighting	Threshold	Target	Maximum
Net income (in millions)	50%	$18.0	$20.0	$25.6
EBITDA margin	30%	7.37%	7.82%	9.10%

If threshold performance is not achieved, then the Company Financial Performance Metric portion of the bonus pool related to that performance measure is not funded. For actual performance that falls between threshold and target, or target and maximum, interpolation is used to determine the achievement level.

Management Objectives. For fiscal 2013, a separate performance measure called Management Objectives was included in the annual incentive program with a weighting of 20% and having a maximum achievement level of 100% of the target. Achievement of this performance measure reflects the joint achievement of these various goals by all named executive officers; individual achievement is then taken into consideration through the Personal Performance Factor described below. The performance assessment evaluated in the Management Objectives includes accomplishment of goals established to support the Company's long-term strategy; operational initiatives; strategic objectives; annual improvement priorities; successful completion of acquisitions and integrations; the mastery and use of the Zep Business System in day-to-day operations; and the support of the Company's values. Management Objectives are reviewed by the Compensation Committee for our chief executive officer and the other named executive officers at the same time as the Company Financial Performance metrics are approved for the fiscal year. The achievement of results is reported during the performance management process (PMP).

  Personal Performance Factor (Individual Performance)

Individual performance is evaluated after the end of the fiscal year by (1) comparing actual performance to daily job responsibilities and pre-established individual objectives, and (2) considering, on a qualitative basis, whether the individual's performance reflects our corporate values and business philosophies. Essentially, this factor is expected to take into consideration what was accomplished as well as how it is accomplished since we believe this is an important determinant in our overall success. The Compensation Committee assesses the performance of the chief executive officer in relation to agreed-upon individual objectives. The chief executive officer conducts a similar assessment for the other named executive officers and reports the results of that assessment to the Compensation Committee as part of its annual review.

Individual performance goals are intended to motivate our executive team to build an efficient and profitable organization. Key performance criteria specific to each executive's functional area (enterprise-wide for Mr. Morgan) that impact compensation opportunities include, but may not be limited to:

  •
  Critical financial metrics (e.g., cash flow, revenue growth, profitability and cost savings);

  •
  Strategic results-oriented business objectives;

  •
  Development and achievement of key performance indicators;

  •
  The use of the Zep Business System in the day-to-day operations of the business; and

  •
  Promoting the Company's core values by creating a culture of integrity through effective leadership.

At the end of each fiscal year, each named executive officer is given an individual PMP rating, which is translated to a PPF. The following table summarizes PMP ratings and PPF guideline ranges established by the Compensation Committee for fiscal 2013:

	Range of PPF
PMP Rating	Minimum	Maximum
4.25 – 5.00 (Exceptional)	110%	150%
3.50 – 4.24 (Superior)	100%	130%
2.75 – 3.49 (Acceptable)	70%	110%
1.75 – 2.74 (Needs Improvement)	0%	70%
1.00 – 1.74 (Unacceptable)	0%	0%

In determining the PPF, the Compensation Committee applies its qualitative judgment after a comprehensive review of individual performance, including consideration of key performance criteria listed above. The Compensation Committee does not use any formulas or pre-established weightings in connection with this review.

For the chief executive officer, the independent directors each evaluated Mr. Morgan's performance against the pre-established performance criteria. Using the information provided through the evaluation process, the Compensation Committee then selects the precise payout percentage within the PPF range. For the other named executive officers, the Compensation Committee reviews the recommendations of the chief executive officer, with calibrations made across comparable positions to achieve consistency of the percentages selected.

  Awards Earned Based on Fiscal 2013 Performance

Company Performance Factor. Actual financial performance under each Company Financial Performance Metric and Management Objectives applicable to fiscal 2013 and the calculation of the Company Performance Factor is summarized as follows:

Objective	Weighting	Target	Actual(1)	Funding %(1)	Weighted % Earned
Net income ($mm)	50%	$20.0	$19.4	75.9%	38.0%
EBITDA margin	30%	7.82%	8.46%	149.8%	44.9%
Management Objectives	20%	100.0%		100.0%	20.0%

Company Performance Factor					102.9%

After Application of Negative Discretion					100.0%

(1)
In accordance with the approved plan design, the Compensation Committee considered, among other things, positive cash flow, systems investments, the acquisition and integration of new business, and restructuring costs when evaluating fiscal 2013 Company performance and, using adjusted results, determined the Funding %.

Personal Performance Factor. Individual PMP ratings are summarized as follows:

  •
  Chief executive officer:  The Compensation Committee's individual performance evaluation included factors such as financial results, leadership, strategic planning, communications with stockholders and the investment community and Board relations. The independent directors of the Company concluded that Mr. Morgan demonstrated strong leadership abilities, exhibited skills as an effective communicator and long-term strategic visionary for the Company. The independent members of the Board evaluated his PMP Rating as "Acceptable."

  •
  Other named executive officers:  Performance evaluations ranged from "Acceptable" to "Superior" for the remaining named executive officers after an assessment of their individual performance against key individual performance criteria such as achievement of operational initiatives, annual improvement priorities and leadership effectiveness. These evaluations were based on the qualitative judgment of the chief executive officer in conjunction with input from the Compensation Committee, were unique to each executive, and were made without any formulas or pre-established weightings.

The actual 2013 annual incentive award for each named executive officer was determined as follows:

Base Salary Paid × Bonus Target % × Company Performance Factor % × PPF %

The actual PPF ratings may be adjusted by the Compensation Committee, or by Mr. Morgan in the case of all other named executive officers, as each deemed appropriate, to adjust the bonus amount calculated based on Company Performance Factor. For fiscal 2013, the PPF ratings were not adjusted.

Final incentive payments are disclosed under the heading "Non-Equity Incentive Plan Compensation" in the "Fiscal 2013 Summary Compensation Table."

  Long-Term Incentives

Long-term incentive compensation is a key component of our executive compensation strategy. Equity incentive awards generally are granted to our named executive officers on an annual basis, with award levels based on target percentages established by the Compensation Committee for each participant and then adjusted for individual performance as appropriate. Grants are not guaranteed each year, but are made at the discretion of the Compensation Committee. Fiscal 2013 awards were made under the 2010 Omnibus Incentive Plan.

The Company targets long-term incentive opportunities at the 50th percentile of our peer group, with flexibility to make grants above or below target according to individual performance. For fiscal 2013, targeted amounts in total for the named executive officers were at the 50th percentile; however, one of our named executive officers has a target that is somewhat below market, yet is consistent with our internal alignment for long-term incentive and total compensation opportunities. Mr. Morgan's long-term incentive opportunity is slightly above the 50th percentile. The Compensation Committee believes that the level of Mr. Morgan's long-term incentive opportunity is consistent with our objective to have our chief executive officer achieve total compensation opportunities that are more heavily weighted on performance-based elements than base salary. When Mr. Morgan's long-term incentive opportunity is combined with his annual cash compensation opportunity, his total compensation package is at market.

At the beginning of each fiscal year, a long-term target, stated as a percentage of base salary, is determined for each participant. As discussed previously, these targets can be adjusted based on assessment of individual performance. Final award values are then converted into a combination of stock options, performance stock and/or restricted stock, as determined by the Compensation Committee.

Prior to the start of each fiscal year, we conduct a review of our long-term incentive program, which includes the following:

  •
  analysis of long-term incentive programs used by our peer companies;

  •
  review of current and emerging trends in equity compensation plans, including programs used by companies in various other industries; and

  •
  discussion of our current goals and future strategy, including expectations of stockholders, and the consideration of feedback from management, current participants, and our Board.

Based on this review, the Compensation Committee determined that the program for the named executive officers would be as follows for fiscal 2013:

  •
  20% of the value would be provided in the form of stock options;

  •
  40% of the value would be provided in the form of performance stock which could be earned based on the achievement of cumulative EBITDA over a three-year performance period (2013 to 2015);

  •
  20% of the value would be provided in the form of performance stock which could be earned based on the achievement of an ROIC target averaged over a three-year performance period (2013 to 2015); and

  •
  20% of the value would be provided in the form of restricted stock.

The actual size of each individual's grant was based primarily on the target opportunity level assigned to each participant. Mr. Morgan's target award level is 175% of base salary as provided for in his employment agreement. Target award levels ranged from 60% to 80% of base salary for the other named executive officers. However, at the time of grant the Compensation Committee had discretion to modify these amounts for the chief executive officer and the chief executive officer had discretion to modify the amounts for the other named executive officers (subject to approval of the Compensation Committee) if individual performance warranted such an adjustment. These adjustments could result in actual grant levels above or below the target level. In fiscal 2013 the Compensation Committee determined to approve such adjustments based on the strong individual performances of each of the named executive officers during fiscal 2013, which resulted in final grant levels approximately 15% above target levels. With respect to the foregoing adjustments to the grant levels for the named executive officers other than our chief executive officer, Mr. Morgan recommended that the Compensation Committee approve such adjustments. See the section entitled, "Fiscal 2013 Grants of Plan-Based Awards" for details of awards made to our named executive officers in fiscal 2013.

Stock Options:    Stock options were included as part of our annual long-term incentive program because we believe they align the interests of the recipients with those of our stockholders. Unless the price of a share of our common stock increases from the date of grant, the participant does not realize any value from the award. Stock options granted to our executives will vest in four equal installments beginning one year after the date of grant and have a term of ten years from the date of grant.

Performance Stock Awards:    In addition to stock options, performance stock awards subject to the achievement of cumulative EBITDA performance and average ROIC over a three-year period hurdle were granted to our named executive officers in fiscal 2013. For fiscal 2013, the Compensation Committee selected cumulative EBITDA and average ROIC performance measures because it believes these financial measures will closely align the performance of our named executive officers to that of the Company's long-term financial objectives.

The number of shares of performance stock that will be paid at threshold, target and maximum is based on achievement of cumulative EBITDA and average ROIC performance as follows:

Performance Measure	Weighting	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout
Cumulative EBITDA	40%	$118.9M	$169.8M	$220.8M
Average ROIC	20%	6.4%	8.0%	9.6%

The portion of the award that is earned will cliff vest at the end of the three-year performance period. Dividends are accumulated over the vesting period at a rate equivalent to the dividends paid to other common stockholders and are paid in cash upon vesting based on the number of shares earned.

Restricted Stock:    Restricted stock was included as part of our annual long-term incentive program because it facilitates retention of our named executive officers. Restricted stock granted to our named executive officers vests in four equal installments beginning one year after the date of grant and earns dividends during the vesting period at a rate equivalent to the dividends paid to other common stockholders. Dividends are accumulated over the vesting period at a rate equivalent to the dividends paid to other common stockholders and are paid in cash when the shares vest.

   Other Benefits and Perquisites

The named executive officers are eligible to participate in any of the Company's benefit programs, such as our medical benefit program, that are offered to all Company associates. In addition, they may participate in some or all the following programs. We do not offer a defined benefit pension plan or other supplemental retirement plan to our named executive officers.

Defined Contribution Plan. We maintain a defined contribution 401(k) plan that covers associates, including the named executive officers. The 401(k) plan provides for associate pre-tax contributions and discretionary employer matching contributions for named executive officers at the same level as other employees of the Company. Matching contributions equal 50% of employee contributions up to a maximum of 6% of base compensation (for a total matching contribution of 3%). The Company has the right to change the level of matching contributions at any time.

Deferred Compensation Plan. We provide a deferred compensation plan as described in "Fiscal 2013 Nonqualified Deferred Compensation." The plan is designed to provide eligible participants an opportunity to defer compensation on a tax effective basis. Under certain plan provisions, we make contributions to participants' accounts as reflected in the table.

Mr. Morgan previously participated in a supplemental executive retirement plan provided by our former parent company (the Prior SERP). This benefit was frozen effective with our separation from our former parent company in October 2007. In accordance with the provisions of our deferred compensation plan, Mr. Morgan will be credited annually with an amount in the deferred compensation plan equal to a benefit of actuarial equivalent present value to the additional annual benefit he would have earned under the Prior SERP had he remained employed as an executive officer of our former parent company and continued to be covered under the Prior SERP.

Mr. Bachmann previously participated in a pension plan provided by our former parent company that was frozen prior to our separation from our former parent company. In accordance with the provisions of our deferred compensation plan, Mr. Bachmann will be credited annually with an amount in the deferred compensation plan that represents the increase in the actuarial present value of his benefit at age 65 under the frozen pension plan.

Perquisites. The Compensation Committee approved annual reimbursement to certain named executive officers for annual physical examinations that are required by the Company. This reimbursement feature is not offered to the other associates of the Company and, therefore, is deemed a perquisite. Amounts reimbursed to the named executive officers for this perquisite are not grossed up and during fiscal 2013 ranged from $125 to $2,500.

In addition, for fiscal 2013, the Compensation Committee approved a flexible allowance account for each of our named executive officers ranging in value from $5,000 to $40,000. The value associated with this allowance was taken into consideration in setting the annual base salary amounts for our named executive officers to ensure that total compensation was maintained at a market level. The purpose of the flexible allowance account is to encourage our executives to obtain financial counseling services as well as to purchase additional insurance. As with the reimbursement for annual physical examinations, amounts received by the named executive officers are not grossed up for tax purposes.

  Other Executive Compensation Arrangements, Programs or Policies

Stock Matching Program. The Company has a stock matching program (the Stock Matching Program) which is designed to provide greater alignment of our key executive officers with our stockholders by increasing stock ownership, providing for retention and improving engagement. Pursuant to this Stock Matching Program, the Company will grant to each Stock Match participant one or more restricted stock awards (the Awards) in an amount that ranges from 25% to 100% of the number of shares of the Company's common stock purchased by such Stock Match participant in the open market during a one year period. Each Stock

Match participant is limited to three transactions on the open market for which he or she may receive Awards. The aggregate value of the Awards made to each Stock Match participant cannot exceed the value approved by the Compensation Committee. The Awards, when granted, will vest in either three or four substantially equal annual installments beginning on the first anniversary of the grant date. During fiscal 2013, no named executive officer was designated for this program.

Change in Control Agreements. We have change in control agreements with Messrs. Morgan, Bachmann, Collins and Theodore that provide for separation payments and benefits, consistent with market practices among our peer companies, upon qualifying terminations of employment in connection with a change in control of the Company. The Board intends for the change in control agreements to provide our named executive officers some measure of security against the possibility of employment loss that may result following a change in control in order that they may devote their energies to meeting the business objectives and needs of the Company and our stockholders. For additional information on these change in control agreements, see the section entitled, "Summary of Change in Control Agreements."

Severance Agreements. Each of our named executive officers has a severance agreement. The severance agreements contain restrictive covenants with respect to confidentiality, non-solicitation and non-competition, and are subject to the execution of a release. We will pay reasonable legal fees and related expenses incurred by an executive who is successful to a significant extent in enforcing his rights under his severance agreement. The severance agreements are effective for a rolling two-year term, which will automatically extend each day for an additional day unless terminated by either party, in which case they will continue for two years after the notice of termination or for three years following a change in control. For additional information on these severance agreements, see the section entitled, "Summary of Severance Agreements."

Stock Ownership Guidelines. Our named executive officers are subject to stock ownership guidelines. The stock ownership guidelines provide that, over a five-year period, the chief executive officer will attain ownership of our common stock valued at four times his annual base salary and that Messrs. Bachmann, Collins, Fleck and Theodore will attain ownership of our common stock valued at two times their annual base salaries. Our named executive officers are subject to a share retention requirement until such time as they achieve their individual share ownership level. The share retention requirement calls for retention of a portion of the shares obtained through the exercise of stock options or the vesting of restricted stock. For these purposes, ownership includes stock held directly, interests in restricted stock, performance stock that has achieved performance targets, deferred stock units and investments in our stock through our 401(k) plan. Stock options are not taken into consideration in meeting the share ownership levels.

These guidelines are intended to ensure that our named executive officers maintain an equity interest in our Company at a level sufficient to assure our stockholders of their commitment to value creation, while addressing their individual needs for portfolio diversification. The following table summarizes the ownership levels of each of our named executive officers as of August 31, 2013.

Name	Stock Ownership Requirement (Multiple of Base Salary)	Target Stock Ownership	Current Stock Ownership
John K. Morgan	4X	$2,580,000	$3,776,974
Mark R. Bachmann	2X	648,800	1,470,417
Robert P. Collins	2X	580,000	914,735
Jeffrey L. Fleck(1)	2X	506,000	285,275
Philip A. Theodore	2X	520,000	632,319

(1)
Mr. Fleck joined the Company in September 2010 and has until September 2015 to attain his ownership requirement.

Equity Award Grant Practices. Annual equity awards for the named executive officers are considered for approval by the Compensation Committee as soon as practical after the beginning of each fiscal year. We do not time the granting of equity awards to the disclosure of material information or to the fluctuation in the market value of the Company's common stock.

Hedging/Pledging Policy. We do not permit our named executive officers, directors or associates to engage in any hedging, pledging or monetization transactions involving the Company's securities.

Tax Deductibility Policy. Section 162(m) of the Code generally limits the tax deductibility of compensation to $1 million per year for the chief executive officer and the three other highest-paid named executive officers, other than the chief financial officer, unless the compensation qualifies as "performance-based." While we do not design compensation programs solely for tax purposes, we strive to design our programs to be tax efficient, where possible. We have structured our annual incentive plan and our long-term incentive plan to qualify as "performance-based" so that awards under these programs will be fully deductible for income tax purposes with the exception of restricted stock.

For fiscal 2013, the maximum amount payable under our annual incentive plan was based on a formula approved by the Compensation Committee. For our named executive officers (excluding the chief financial officer) the maximum level of the annual incentive awards was based on a pool of 3.6% of EBITDA in total; the chief executive officer's maximum was 50% of the pool and the remainder was allocated to the other named executive officers.

The maximum incentive pool approach for the named executive officers is intended to align pay with actual Company performance in a manner that also provides compensation that is exempt from the $1 million annual deduction limit of Section 162(m) of the Code. Company EBITDA performance will fund the pool to a maximum level for each executive, but the actual awards are determined based on the Compensation Committee's discretion and the financial and individual performance levels as described in the section entitled "Performance-Based Annual Incentives" above. The Compensation Committee may approve awards that are less than the maximum but may not exceed the funded maximum amount for each named executive officer.

Consideration of "Say on Pay" and "Say on Frequency" Voting Results

On January 8, 2013, the Company's stockholders conducted an advisory vote on the compensation of our named executive officers, commonly referred to as a "say on pay" advisory vote. Our stockholders voted 94.8% in favor of the compensation of our named executive officers. Given this approval, the Compensation Committee believes that our stockholders support our compensation programs, including our pay-for-performance policies. Therefore, the Compensation Committee decided to retain our overall approach to executive compensation and apply the same principles in setting compensation for fiscal 2014.

Moreover, in determining how often to hold a stockholder advisory vote on executive compensation, the Board took into consideration our stockholders' preference for conducting the advisory vote on an annual basis as shown by the voting results for this matter at the 2012 Annual Meeting. As a result, the Board adopted an annual frequency policy.

Role of Executive Officers

As discussed above, the chief executive officer reports to the Compensation Committee on his evaluations of the other named executive officers. He makes compensation recommendations with respect to their base salary, merit increases and annual and long-term incentives, along with input from the chief administrative officer, who is the top-level human resources executive at the Company. The chief financial officer evaluates the financial implications of any proposed Compensation Committee action.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers of the Company

The executive officers are elected annually by the Board and, if elected, serve at the discretion of the Board. John K. Morgan serves as a Director and as an executive officer. His business experience is discussed above in "Item 1—Election of Directors."

Other executive officers as of the date of this Proxy Statement are:

Name / Title / Age	Position with Zep and Principal Business Affiliation During Past Five Years
Mark R. Bachmann Executive Vice President and Chief Financial Officer Age: 55	Mr. Bachmann has served as our Executive Vice President and Chief Financial Officer since October 2007. He served Acuity Specialty Products, our predecessor company, as Executive Vice President and Chief Financial Officer from November 2005 to October 2007, as Executive Vice President, Business Transformation from November 2004 to October 2005, and as Executive Vice President of Supply Chain from July 2003 to October 2004. Mr. Bachmann served as President of Enforcer Products from January 2000 to July 2003.
Robert P. Collins Vice President and Chief Administrative Officer Age: 60
Mr. Collins has served as our Vice President and Chief Administrative Officer since November 2008. He previously served as our Vice President and Chief People Officer, from October 2007 until November 2008. In September 2007, he joined Acuity Specialty Products, our predecessor company, in November 2007. Mr. Collins most recently served as a Corporate Vice President and Chief Human Resources Officer for Serologicals Corporation from August 2001 to October 2006. Prior to Serologicals Corporation, he was a partner with Ray & Berndtson, an executive search and human resources firm, from April 2000 to August 2001.
Jeffrey L. Fleck Vice President and Chief Supply Chain Officer Age: 43
Mr. Fleck has served as our Vice President and Chief Supply Chain Officer since September 2010. He most recently served as Senior Director of International Supply Chain of The Clorox Company (Clorox) from February 2009 through September 2010. Prior to that, he served Clorox from August 1999 to February 2009 in such capacities as Director of Global Supply Chain Strategy, Director of Supply Chain, Director of Manufacturing and Plant Manager. Prior to his tenure at Clorox, Mr. Fleck served in various operations roles at American Home Products from October 1997 to August 1999 and Cargill Incorporated from May 1992 to September 1997.
Philip A. Theodore Vice President, General Counsel and Corporate Secretary Age: 60
Mr. Theodore has served as our Vice President, General Counsel and Corporate Secretary since July 2010. Prior to joining the Company, he served as Vice President of Corporate Development, Compliance, and Legal for BioReliance, Inc. from September 2008 to April 2009; as Senior Vice President and General Counsel of John H. Harland Company from September 2006 to September 2007; and as Vice President, General Counsel and Corporate Secretary of Serologicals Corporation from 2004 through August 2006. Mr. Theodore also served as a partner in the corporate practice of King & Spalding, LLP, an Atlanta-based law firm, from 1986 through 2003.

 Executive Compensation Tables

The tables below contain information concerning compensation for our named executive officers.

  Fiscal 2013 Summary Compensation Table

The following table presents information concerning compensation paid to our named executive officers during fiscal years 2013, 2012 and 2011. None of our named executive officers received earnings in excess of the applicable federal long-term rate in either a pension plan or nonqualified deferred compensation plan.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Non- Equity Incentive Plan Compen- sation(2)	All Other Compen- sation(3)	Total
John K. Morgan	2013	$645,000	$-0-	$948,871	$237,218	$548,250	$129,513	$2,508,852
Chairman, President and	2012	638,077	-0-	889,585	296,522	108,473	253,665	2,186,322
Chief Executive Officer	2011	604,231	-0-	820,730	273,438	163,716	289,562	2,151,677
Mark R. Bachmann	2013	324,400	-0-	220,004	54,998	162,200	71,607	833,209
Executive Vice President and	2012	321,146	-0-	187,508	62,499	32,115	61,104	664,372
Chief Financial Officer	2011	309,808	-0-	187,594	62,502	49,378	72,732	682,014
Robert P. Collins	2013	287,612	-0-	220,004	54,998	143,806	45,210	751,630
Vice President and Chief	2012	280,296	-0-	187,508	62,499	28,030	36,840	595,173
Administrative Officer	2011	261,154	-0-	187,594	62,502	37,461	43,774	592,485
Jeffrey L. Fleck	2013	251,962	-0-	176,012	43,997	125,981	20,072	618,024
Vice President and Chief	2012	243,077	-0-	150,001	50,000	21,877	6,518	471,473
Supply Chain Officer	2011	216,731	-0-	262,554	37,498	27,634	6,144	550,561
Philip A. Theodore	2013	251,346	-0-	176,012	43,997	113,106	28,726	613,187
Vice President, General	2012	231,538	-0-	150,001	50,000	20,838	30,407	482,784
Counsel and Corporate Secretary	2011	225,000	-0-	112,546	37,498	28,688	14,414	418,146

(1)
The values for equity-based awards in this column represent the fair value of awards received in each of fiscal years 2013, 2012 and 2011. Awards in fiscal years 2013, 2012 and 2011 consisted of stock options, time-vested restricted stock and performance stock. The grant date value of the performance awards received in fiscal 2013, assuming the maximum payout of 200%, would provide additional value of $711,654 for Mr. Morgan; $165,007 for Messrs. Bachmann and Collins; and $132,005 for Messrs. Fleck and Theodore. The grant date value of the performance awards received in fiscal 2012, assuming the maximum payout of 200%, would provide additional value of $296,531 for Mr. Morgan; $62,500 for Messrs. Bachmann and Collins; and $50,000 for Messrs. Fleck and Theodore. The assumptions used to value stock options and market conditioned performance stock awards can be found in Note 8 of the Notes to Consolidated Financial Statements included in the Company's Form 10-K for the fiscal year ended August 31, 2013. Performance conditioned performance stock awards and time-vested restricted stock awards were valued at the closing price of the Company's common stock on the NYSE on the relevant grant dates.
(2)
Represents incentive payments made to the named executive officers under the applicable Annual Incentive Compensation Plan. For a discussion of the fiscal 2013 Management Incentive Compensation Plan, see "Compensation Discussion and Analysis." For a discussion of the fiscal 2012 Management Incentive Compensation Plan, see "Compensation Discussion and Analysis" in the Company's Proxy Statement for fiscal year 2012. For a discussion of the fiscal 2011 Management Incentive Compensation Plan, see "Compensation Discussion and Analysis" in the Company's Proxy Statement for fiscal year 2011.
(3)
The amounts shown for fiscal 2013 include Company contributions to our 401(k) plan, each of which was less than $10,000; amounts paid on behalf of Messrs. Morgan, Bachmann, Collins and Theodore for mandatory annual physicals, each of which was less than $10,000; dividends paid on unvested restricted and/or performance stock awards, each of which were less than $10,000; dividend equivalents accrued on share units held in our deferred compensation plan, each of which were less than $10,000; and Company contributions to our deferred compensation plan as follows: $75,347 for Mr. Morgan; $50,317 for Mr. Bachmann, including $14,665 for his Pension make-up contribution; $24,036 for Mr. Collins; $8,781 for Mr. Fleck; and $19,425 for Mr. Theodore. For a discussion of amounts shown for fiscal 2012, see "Fiscal 2012 Summary Compensation Table" in the Company's Proxy Statement for fiscal 2012. For a discussion of amounts shown for fiscal 2011, see "Fiscal 2011 Summary Compensation Table" in the Company's Proxy Statement for fiscal 2011.

   Fiscal 2013 Grants of Plan-Based Awards

Equity awards and non-equity incentive awards are made to our named executive officers in accordance with the provisions of the 2010 Omnibus Incentive Plan. The 2010 Omnibus Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock and performance stock units and cash-based incentive awards. Generally, stock options awarded pursuant to the 2010 Omnibus Incentive Plan will be issued with exercise prices equal to the fair market value of our common stock on the date of the grant, will vest proportionately over a three- or four-year period, and will be exercisable for ten years from the grant date. Restricted stock and/or units and performance stock and/or units awarded under the 2010 Omnibus Incentive Plan will generally vest over a three- or four-year period.

The cash-based incentive awards for the named executive officers are administered pursuant to the Company's Management Incentive Compensation Plan, as described in "Compensation Discussion and Analysis" under the section entitled "Performance-Based Annual Incentives."

The following table provides information about plan-based equity and non-equity incentive awards granted to the named executive officers during fiscal 2013.

		Estimated Possible Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)
										Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5)
Name	Grant Date	Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
John K. Morgan	10/2/12	$-0-	$548,250	$1,096,500
	10/2/12								37,887	$15.18	$237,218
	10/2/12				23,440	46,881	93,762				711,654
	10/2/12							15,627			237,218
Mark R. Bachmann	10/2/12	-0-	162,200	324,400
	10/2/12								8,784	15.18	54,998
	10/2/12				5,435	10,870	21,740				165,007
	10/2/12							3,623			54,997
Robert P. Collins	10/2/12	-0-	143,806	287,612
	10/2/12								8,784	15.18	54,998
	10/2/12				5,435	10,870	21,740				165,007
	10/2/12							3,623			54,997
Jeffrey L. Fleck	10/2/12	-0-	125,981	251,962
	10/2/12								7,027	15.18	43,998
	10/2/12				4,348	8,696	17,392				132,005
	10/2/12							2,899			44,007
Philip A. Theodore	10/2/12	-0-	113,106	226,212
	10/2/12								7,027	15.18	43,998
	10/2/12				4,348	8,696	17,392				132,005
	10/2/12							2,899			44,007

(1)
These columns show the potential value of the payout for each named executive officer under the applicable Management Incentive Compensation Plan, if the threshold, target or maximum financial goals are achieved. For a description of the Management Incentive Compensation Plan, see "Compensation Discussion and Analysis." For final award amounts, see the "Fiscal 2013 Summary Compensation Table."
(2)
These columns represent the potential payout of performance stock for each named executive under the Long-Term Incentive Program if the performance measures are achieved over a three-year performance period. The threshold payout is 50% of the target shares granted and the maximum payout is 200% of the target shares granted. For a description of the Long-Term Incentive Program, see "Compensation Discussion and Analysis." During the period of time that the award is unvested (from the grant date to the vest date), dividends will accumulate at the same rate dividends or similar distributions may be declared and paid on the Company's common stock (Accumulated Dividends). These Accumulated Dividends will be paid when the underlying performance stock becomes vested and will be forfeited if the underlying shares do not become vested. The named executive officer may elect at the time of grant to receive the Accumulated Dividends in cash or to apply an amount equal to the Accumulated Dividend to the payment of any tax liability associated with the release of the underlying performance stock.

(3)
This column shows the number of shares of restricted stock granted in fiscal 2013 to the named executive officers. All of the awards vest ratably in four equal annual installments beginning one year from the grant date. Dividends on restricted stock awards are treated in the same manner as described for performance stock awards in (2) above.
(4)
This column shows the number of stock options granted in fiscal 2013 to the named executive officers. All of the grants vest ratably in four equal annual installments beginning one year from the grant date and expire at the end of ten years.
(5)
This column shows the grant date fair value of the restricted stock, performance stock (at target) and stock option awards granted to the named executive officers in fiscal 2013 as determined in accordance with the provisions of FASB ASC Topic 718. The grant date fair value of performance stock awards and restricted stock awards is calculated using the closing price of the Company's common stock on the NYSE on the grant date. The assumptions used to value option awards in fiscal 2013 can be found in Note 8 of the Notes to Consolidated Financial Statements included in the Company's Form 10-K for the fiscal year ended August 31, 2013.

  Outstanding Equity Awards at Fiscal 2013 Year-End

The following table provides information on the current holdings of stock options and stock awards by the named executive officers. This table includes unexercised and unvested option awards and unvested stock awards. Each equity grant is shown separately for each named executive officer. All options with grant dates prior to October 2007 were issued by our former parent company and were assumed by us on an adjusted basis upon our separation from our former parent company. The vesting schedule for each grant is shown following the table, based on the option or stock award grant date. The option exercise prices shown below are the closing market price of our common stock on the NYSE on the grant date or an adjusted value for stock options granted prior to our separation from our former parent company.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(1)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested(4)
John K. Morgan	7/29/05	238,999	-0-	$9.77	7/28/15
	12/1/05	15,932	-0-	10.71	11/30/15
	11/14/07	331,730	-0-	12.52	11/13/17
	9/29/08	194,030	-0-	17.47	9/28/18
	9/1/09	120,608	-0-	15.02	8/31/19	9/1/09	8,239		$116,005
	10/05/10	19,914	19,915	17.65	10/4/20	10/5/10	15,492		218,127
						10/5/10		13,105	184,518
	10/10/11	9,963	29,890	18.09	10/9/21	10/10/11		16,392	230,799
						1/10/12	30,486		429,243
	10/2/12	-0-	37,887	15.18	10/1/22	10/2/12	15,627		220,028
						10/2/12		46,881	660,084

Mark R. Bachmann	11/14/07	92,610	-0-	12.52	11/13/17
	9/29/08	32,340	-0-	17.47	9/28/18
	9/1/09	27,205	-0-	15.02	8/31/19	9/1/09	1,858		$26,161
	10/5/10	4,552	4,552	17.65	10/4/20	10/5/10	3,540		49,843
						10/5/10		2,995	42,170
	10/10/11	2,100	6,300	18.09	10/9/21	10/10/11		3,455	48,646
						1/10/12	6,426		90,478
	10/2/12	-0-	8,784	15.18	10/1/22	10/2/12	3,623		51,012
						10/2/12		10,870	153,050

Robert P. Collins	11/14/07	53,080	-0-	12.52	11/13/17
	9/29/08	32,340	-0-	17.47	9/28/18
	9/1/09	19,837	-0-	15.02	8/31/19	9/1/09	1,355		$19,078
	10/5/10	4,552	4,552	17.65	10/4/20	10/5/10	3,540		49,843
						10/5/10		2,995	42,170
	10/10/11	2,100	6,300	18.09	10/9/21	10/10/11		3,455	48,646
						1/10/12	6,426		90,478
	10/2/12	-0-	8,784	15.18	10/1/22	10/2/12	3,623		51,012
						10/2/12		10,870	153,050

Jeffrey L. Fleck						9/13/10	2,795		$39,354
	10/5/10	2,730	2,732	17.65	10/4/20	10/5/10	2,124		29,906
						10/5/10		1,797	25,302
	10/10/11	1,680	5,040	18.09	10/09/21	10/10/11		2,764	38,917
						1/10/12	5,140		72,371
	10/2/12	-0-	7,027	15.18	10/1/22	10/2/12	2,899		40,818
						10/2/12		8,696	122,440

Philip A. Theodore	10/5/10	2,730	2,732	17.65	10/4/20	7/19/10	341		$4,801
						8/10/10	3,000		42,240
						10/5/10	2,124		29,906
						10/5/10		1,797	25,302
	10/10/11	1,680	5,040	18.09	10/09/21	10/10/11		2,764	38,917
						1/10/12	5,140		72,371
	10/2/12	-0-	7,027	15.18	10/1/22	10/2/12	2,899		40,818
						10/2/12		8,696	122,440

(1)
Amounts shown for October 5, 2010 include performance stock awards that have not yet achieved their stock appreciation targets. The remaining stock appreciation targets are $20.29, $22.06 and $23.82 and each stock price target has a related vesting date of October 5 of 2012, 2013 and 2014. If the individual stock appreciation target is achieved after the related vesting date, the performance stock award will vest immediately upon achievement of the stock appreciation target. The stock price appreciation targets may be met at any time prior to October 5, 2014 (Final Vesting Date) and, if, upon the Final Vesting Date, some of all of the stock appreciation targets have not been achieved, the then unvested shares of Performance Stock will become fully vested as of the Final Vesting Date if the Company's stock price over the four-year period following the grant date is at or above the return for the Russell 2000 Index over the same four-year period. Any shares of performance stock not otherwise vested on the Final Vesting Date in accordance with the terms of the performance stock award agreement will immediately be forfeited. Upon the achievement of each stock appreciation target, the recipient will be entitled to receive dividends or similar distributions on, and be entitled to vote, the shares of common stock underlying the corresponding tranche of the performance stock. Achievement of a particular stock appreciation target is deemed to occur when the average closing price of the Company's common stock on the NYSE for twenty (20) consecutive trading days, on a rolling basis, equals or exceeds the particular stock appreciation target. In the event a stock appreciation target is achieved prior to its corresponding target vesting date, then that stock appreciation target will be considered to have been met, regardless of changes in the Company's common stock price that may occur thereafter.

(2)
Amounts shown for October 10, 2011 include performance stock awards that will be released on October 10, 2014, subject to achievement of a three-year cumulative EBITDA performance measured as of August 31, 2014. The number of shares shown represents the amount payable at the target level. The number of shares payable will be determined by linear interpolation of the EBITDA performance level between the threshold and maximum levels. For a more detailed description of the performance stock awards, see "Compensation Discussion and Analysis" in the Company's Proxy Statement for fiscal year 2012.
(3)
Amounts shown for October 2, 2012 include performance stock awards that will be released on October 2, 2015, subject to achievement of a three-year cumulative EBITDA performance or a ROIC target averaged over three years, each measured as of August 31, 2015. The number of shares shown represents the amount payable at the target level. The number of shares payable will be determined by linear interpolation of the performance level between the threshold and maximum levels. For a more detailed description of the performance stock awards, see "Compensation Discussion and Analysis."
(4)
The market value is calculated as the product of (a) $14.08 per share, the closing price of our common stock on the NYSE on August 30, 2013, the last business day of our fiscal year, multiplied by (b) the number of shares that have not vested.

Vesting Schedule Table

Grant Date	Vesting Schedule
7/29/2005	Options: 1/4 per year beginning one year from grant date (fully vested)
12/1/2005	Options: 1/3 per year beginning one year from grant date (fully vested)
11/14/2007	Options: 1/4 per year beginning one year from grant date (fully vested)
9/29/2008	Options and Stock Awards: 1/4 per year beginning one year from grant date (fully vested)
9/1/2009	Options: 1/3 per year beginning one year from grant date (fully vested); Stock Awards: 1/4 per year beginning one year from grant date (dependent upon achievement of targets for performance stock awards)
7/19/2010	Stock Awards: 1/4 per year beginning one year from grant date
8/10/2010	Stock Awards: 1/4 per year beginning one year from grant date
9/13/2010	Stock Awards: 1/3 per year beginning one year from grant date
10/5/2010	Options and Stock Awards: 1/4 per year beginning one year from grant date (dependent upon achievement of targets for performance stock awards)
10/10/2011	Options: 1/4 per year beginning one year from grant; Performance Stock Awards: three-year cliff vest only upon achievement of EBITDA target
1/10/2012	Stock Awards: 1/4 per year beginning one year from grant
10/2/2012	Options: 1/4 per year beginning one year from grant date (fully vested); Stock Awards: 1/4 per year beginning one year from grant; and Performance Stock Awards: three-year cliff vest only upon achievement of EBITDA or ROIC targets.

  Option Exercises and Stock Vested in Fiscal 2013

The following table provides information for the named executive officers on (1) stock option exercises during fiscal 2013, including the number of shares acquired upon exercise and the value realized, and (2) the number of shares acquired upon the vesting of restricted stock awards and the value realized, each before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
John K. Morgan	-0-	$-0-	32,588	$481,808
Mark R. Bachmann	47,644	347,880	6,843	101,026
Robert P. Collins	-0-	-0-	10,840	158,907
Jeffrey L. Fleck	-0-	-0-	5,571	82,086
Philip A. Theodore	-0-	-0-	6,117	86,244

(1)
The value realized for stock options is the difference between the closing price of our common stock on the NYSE on the day the stock options are exercised and the exercise price, multiplied by the number of stock options exercised.
(2)
The value realized is the closing price of our common stock on the NYSE on the day the stock awards vested, multiplied by the total number of shares vesting.

   Fiscal 2013 Nonqualified Deferred Compensation

The Zep Inc. Supplemental Deferred Savings Plan (the SDSP) is an unfunded, nonqualified plan under which key associates, including the named executive officers, are able to defer up to 50% of salary and 90% of annual incentive awards or other cash bonus each year. At the time of our 2007 separation from our former parent company, the accounts, assets and liabilities related to our associates, including Messrs. Morgan and Bachmann, were transferred from the nonqualified deferred compensation plans of our former parent company to our SDSP.

The SDSP contains both pre-Section 409A fund balances and Section 409A fund balances; the latter is designed to comply with the tax law requirements of Section 409A of the Code (Section 409A).

Section 409A Fund Balances. Employee deferrals earn interest income on the daily outstanding balance in the account based on the prime rate; an "above-market interest rate" as defined by the SEC. Interest is credited daily and is compounded annually. Contributions made during or after 2005 may be paid in a lump sum or in ten annual installments at the executive's election. The executive may direct that his deferrals and related earnings be credited into up to three accounts to be distributed during his employment (in-service accounts). In-service accounts may be distributed in a lump sum or up to ten annual installments no earlier than two years following the last deferral into the account. The executive may change the form of distribution twice during the period, provided that the change is made at least one year prior to termination or retirement, with the new distribution being delayed at least five additional years after it would otherwise have been made in accordance with Section 409A.

An executive is eligible for a Company match of 25% of his deferrals up to a maximum of 5% of compensation (salary and bonus) and is eligible for a supplemental Company contribution of 3% of compensation or 5% for certain designated executive officers, subject to a minimum contribution. Company contributions made after October 2007 are invested in deferred stock units that are payable in our common stock. For balances contributed prior to December 2007, an executive will vest in 50% of Company contributions upon reaching age 55 and completing at least five years of service, with vesting thereafter of an additional 10% each year up to 100% with ten years of service. For balances contributed in December 2007 and beyond, an executive will vest in Company contributions as follows:

Years of Service	Vested Percentage	Subject to Forfeiture
Less than 2	0%	100%
2 but less than 3	10%	90%
3 but less than 4	20%	80%
4 but less than 5	40%	60%
5 but less than 6	60%	40%
6 but less than 7	80%	20%
7 or more	100%	0%

Vested Company contributions are only eligible to be distributed at or following termination.

Mr. Morgan previously participated in a Prior SERP (supplemental executive retirement plan) sponsored by our former parent company, which provided a monthly benefit equal to 1.6% of average base salary and bonus (using the highest three consecutive years of remuneration out of the ten years preceding an executive's retirement), multiplied by years of service as an executive officer of our former parent company (up to a maximum of ten years), divided by 12. Benefits were generally payable for a 15-year period following retirement (as defined in the Prior SERP plan document), subject to such alternative forms of payment as may have been determined by our former parent company. Mr. Morgan's benefit was frozen effective in October 2007 when we were separated from our former parent company. Mr. Morgan receives an annual contribution to the SDSP in replacement of benefits he would have received under the Prior SERP sponsored by our former parent company. These replacement contributions are immediately vested when contributed. Mr. Morgan's annual contributions to the SDSP continue until the earlier of his death, termination of employment, or until December 31, 2014 (the last day of the Plan Year in which he reaches age 60). Based on calculations performed by an actuary using the criteria outlined above, Mr. Morgan did not receive a contribution during fiscal 2013.

Mr. Bachmann receives an annual contribution to the SDSP in replacement of benefits lost when a pension plan of our former parent company was frozen in 2002. This annual contribution represents the increase in the actuarial present value of his benefit at age 65 under the frozen pension plan. This replacement contribution is immediately vested when contributed. Mr. Bachmann's annual contribution continues until December 31, 2020, subject to his continuous employment with the Company.

Pre-Section 409A Fund Balances. Pre-Section 409A fund balances encompass executive and Company contributions that were vested as of December 31, 2004 and, therefore, are not subject to the provisions of Section 409A. Executive deferrals may be distributed in a lump sum or up to ten annual installments beginning no sooner than five years following the calendar year of deferral. Company contributions are distributed at or following termination in a lump sum or installments. Executives may only change their existing distribution elections for pre-Section 409A fund balances in the SDSP in accordance with the applicable plan rules.

The table below provides information on the nonqualified deferred compensation of the named executive officers during fiscal 2013 under the SDSP.

Name	Executive Contributions in Last Fiscal Year(1)(2)	Company Contributions in Last Fiscal Year(2)(3)	Aggregate Earnings in Last Fiscal Year(2)(4)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
John K. Morgan	$150,695	$75,347	$42,753	$(227,615)	$1,844,838
Mark R. Bachmann	71,302	50,317	24,570	(106,224)	1,059,338
Robert P. Collins	34,367	24,036	1,509	(13,954)	236,448
Jeffrey L. Fleck	2,520	8,781	50	-0-	12,903
Philip A. Theodore	16,269	19,425	6,001	-0-	262,500

(1)
Amounts shown in this column are included in the amount reported as "Salary" in the "Fiscal 2013 Summary Compensation Table."
(2)
Executives' contributions and related earnings are 100% vested. Company contributions and related earnings become vested in accordance with the terms of the plan or upon a change in control.
(3)
Mr. Bachmann's contribution includes $14,665 related to his pension benefit, described above. Amounts shown in this column are included in the amount reported as "All Other Compensation" in the "Fiscal 2013 Summary Compensation Table."
(4)
Includes interest on cash account and gains and/or losses on the share unit account.

  Employment Agreements

None of our named executive officers, other than Mr. Morgan, has an employment agreement. Mr. Morgan has an employment agreement pursuant to which his compensation consists of:

  •
  a base salary in the amount from time-to-time fixed by our Compensation Committee;

  •
  a target annual incentive payment in an amount approximately equal to 85% of his base salary;

  •
  an annual long-term equity incentive award in an amount approximately equal to 175% of his base salary;

  •
  his participation in all employee benefit plans and perquisites of the Company, other than the group health plan; and

  •
  an annual contribution into the SDSP of an amount that is equal to the actuarial equivalent present value of the additional annual benefit he would have earned under a deferred compensation plan maintained by our former parent company had he remained employed as an executive officer of our former parent company and continued to be covered under such plan. See "Deferred Compensation Plan" in "Compensation Discussion and Analysis" and "Fiscal 2013 Nonqualified Deferred Compensation."

Mr. Morgan purchases health insurance coverage separately from the Company's plans. Mr. Morgan's employment agreement does not have a definite term. The agreement remains in force until either (i) the Company or (ii) Mr. Morgan gives notice to the other of the termination, which may be without cause.

The compensation arrangements of our named executive officers other than Mr. Morgan currently consist of an annual base salary, target incentive opportunities as a percentage of base salary, participation in the annual and long-term incentive plans, participation in employee benefit plans and perquisites afforded to executives at their level, and participation in the SDSP, including an annual supplemental contribution totaling either 3% or 5% of their base salary and annual incentive awards or other cash bonus. See "Compensation Discussion and Analysis."

  Potential Payments upon Termination

Each of our named executive officers has entered into a severance agreement with the Company, and each of our named executive officers, except Mr. Fleck, has entered into a change in control agreement with the Company. The material terms of the agreements are summarized below and the potential payments upon termination are shown in the table entitled, "Summary of Potential Termination Payments."

Summary of Severance Agreements. The severance agreements for our named executive officers provide the benefits summarized below in the event that, during the term of the severance agreements, their employment is involuntarily terminated by the Company without cause, or is terminated by the executive for good reason (as each such term is defined in the severance agreement).

Mr. Morgan is entitled to the following pursuant to his severance agreement:

  •
  a severance payment consisting of (i) continuation of his monthly base salary for a 24-month severance period and (ii) a lump sum payment equal to 170% of his base salary;

  •
  in lieu of continuation of healthcare and life insurance, two payments (one in each of the two fiscal years following his termination), each in an amount equal to the excess, if any, of (i) the average of the healthcare cost factor used to compute the adjustment to Mr. Morgan's salary attributable to his provision of his own health insurance (the adjustment factor) for the year of the payment and the previous four years over (ii) the average of the adjustment factor for the five years preceding the year in which the payment occurs;

  •
  continued vesting during the severance period of unvested stock options (stock options not vested at the end of the severance period are forfeited);

  •
  exercisability of vested stock options and stock options that vest during the severance period for the shorter of the remaining exercise term or the length of the severance period;

  •
  accelerated vesting of any performance stock for which performance targets have been achieved;

  •
  accelerated vesting during the severance period of restricted stock that is not performance-based, on a monthly pro rata basis determined from the date of grant to the end of the severance period (restricted stock not vested at the end of the severance period is forfeited);

  •
  continued vesting during the severance period of performance stock for which performance targets are achieved and vesting begins during the severance period (performance stock not vested at the end of the severance period is forfeited); and

  •
  immediate vesting of the Company contribution amounts in the SDSP (which would otherwise be forfeited upon Mr. Morgan's termination), with distribution of such amounts to be made in accordance with the terms of the SDSP.

Messrs. Bachmann, Collins, Fleck and Theodore are entitled to the following pursuant to their severance agreements:

  •
  a severance payment, paid in monthly installments over the severance period (or as may be required to comply with the requirements of Section 409A), that is calculated by multiplying the executive's then-current monthly base salary by a number of months specified in the respective severance agreement (see footnote 1 in the following table for details on the length of the severance period and the multiple applicable to each named executive officer);

  •
  continuation of healthcare and life insurance coverage for the severance period;

  •
  outplacement services not to exceed 10% of base salary;

  •
  additional benefits, at the discretion of the Compensation Committee, including, without limitation, additional retirement benefits and acceleration of long-term incentive awards, if the executive is terminated prior to age 65 and suffers a diminution of projected benefits; subject, however, to the requirements of Section 409A.

Under the severance agreements, the involuntary termination of an executive by the Company for the following reasons constitutes a termination for cause:

  •
  termination is the result of an act or acts by the executive which have been found in an applicable court of law to constitute a felony (other than traffic-related offenses);

  •
  termination is the result of an act or acts by the executive which are determined in the good faith judgment of the Company to be in violation of law or of written policies of the Company and which result in material injury to the Company;

  •
  termination is the result of an act or acts of dishonesty by the executive resulting or intended to result directly or indirectly in gain or personal enrichment to the executive at the expense of the Company; or

  •
  termination is the result of the continued failure by the executive substantially to perform the duties reasonably assigned to him, after a demand in writing for substantial performance of such duties is delivered by us and such failure results in material injury to the Company.

Under the severance agreements, a termination of employment for good reason by an executive means the occurrence during the two-year term after a change in control (without the executive's express consent) of any of the following acts by the Company, if not corrected within 30 days after written notice is given to us by the executive:

  •
  material diminution in the executive's base salary;

  •
  material diminution in the executive's authority, duties, or responsibilities from those in effect immediately prior to the change in control;

  •
  material change in the geographic location at which the executive must perform his services, which is defined as requiring the executive to be based more than 50 miles from the primary workplace where executive was based immediately prior to the change in control; or

  •
  any other action or inaction that constitutes a material breach by the Company of the agreement under which the executive performs his services.

The benefits provided for under the severance agreements with our named executive officers are intended to be exempt from, or to comply with, the requirements of Section 409A, and they will be interpreted and administered accordingly. In this regard, payments to our named executive officers pursuant to their severance agreements will be delayed for a period of six months following termination, to the extent required under Section 409A.

The severance agreements with Messrs. Collins, Fleck and Theodore provide that, if the payments to be made under their severance agreements would be subject to the excise tax imposed on "excess parachute payments" by Section 4999 of the Code, the payment will be reduced to the level necessary to avoid the excise tax if, and only to the extent that, the reduction will allow the named executive officer to receive a greater net after tax amount than he would receive absent the reductions.

The severance agreements also contain restrictive covenants with respect to confidentiality, non-solicitation, non-recruitment and non-competition, and the executive's receipt of the benefits provided for in the severance agreements is subject to the execution of a release by the executive. We will pay reasonable legal fees and related expenses incurred by an executive who is successful to a significant extent in enforcing his rights under his severance agreement. Each severance agreement is effective for a rolling two-year term, which will automatically extend each day for an additional day unless terminated by either party, in which case it will continue for two years after the notice of termination or for three years following a change in control.

Summary of Change in Control Agreements. It is intended that change in control agreements will provide our named executive officers some measure of security against the possibility of employment loss that may result following a change in control of the Company in order that they may devote their energies to meeting the business objectives and needs of the Company and our stockholders. As noted above, Mr. Fleck does not have a change in control agreement; therefore, he will receive benefits upon a change in control under his severance agreement, if applicable.

Each change in control agreement is effective for a rolling two-year term, which will automatically extend each day for an additional day unless terminated by either party. However, the term of the change in control agreements will not expire during a threatened change in control period (as defined in the change in control agreements) or prior to the expiration of 24 months following a change in control.

If the employment of the named executive officer is terminated at the time of or within 24 months following a change in control or in certain other instances in connection with a change in control (a) by us other than for cause or disability or (b) by the executive for good reason (as each term is defined in the change in control agreement), the executive will be entitled to receive:

  •
  a pro rata bonus for the year of termination;

  •
  a lump sum cash payment equal to the multiple set forth in footnote 1 of the table set forth below under the caption "Summary of Potential Termination Payments" of the sum of his base salary and bonus (in each case at least equal to his base salary and bonus prior to a change in control), subject to certain adjustments;

  •
  continuation of life insurance, disability, medical, dental, and hospitalization benefits for the specified term (36 months for Mr. Morgan and 18 months for the other named executive officers with a change in control agreement);

  •
  for Mr. Morgan, a lump sum payment in an amount equal to the sum of (i) the amount we would have contributed as an employer contribution to our 401(k) plan during the 36-month period following termination (assuming that Mr. Morgan participated in the 401(k) plan at the maximum contribution level), and (ii) the amount we would have contributed to our SDSP on behalf of Mr. Morgan during the 36-month period following termination (based on specified assumptions regarding his participation in the SDSP); and

  •
  for our named executive officers other than Mr. Morgan, a lump sum payment in an amount equal to the sum of (i) the amount we would have contributed as an employer contribution to our 401(k) plan during the 18-month period following termination (assuming that the named executive officer participated in the 401(k) plan at the maximum contribution level), and (ii) the amount we would have contributed to our SDSP on behalf of the named executive officer during the 18-month period following termination (based on specified assumptions regarding his participation in the SDSP).

In addition, all restrictions on any outstanding incentive awards will lapse and the awards will immediately become fully vested in accordance with the terms of the respective award agreements, all outstanding stock options will become fully vested and immediately exercisable, and the executive may require us to purchase for cash, on demand, at the then per-share fair market value, any shares of unrestricted stock and shares purchased upon exercise of options. Since this benefit is available under the respective equity award agreements, Mr. Fleck will receive this benefit along with the other named executive officers.

The change in control agreements for each of Messrs. Morgan and Bachmann provide that we will make an additional "gross-up payment" to offset fully the effect of any excise tax imposed under Section 4999 of the Code on any payment made to them pursuant to the change in control agreements or otherwise in connection with a change in control. Their agreements further provide, however, that if the payments to them that would be subject to the excise tax do not exceed 105% of the largest amount that they could receive without any portion of the payment being subject to the excise tax, the payments to them will be reduced so that the excise tax will not apply and so that no gross-up payment will be required.

The change in control agreements with our other named executive officers provide that, if the payments to be made under their change in control agreements would be subject to the excise tax, the payment will be reduced to the level necessary to avoid the excise tax if, and only to the extent that, the reduction will allow the named executive officer to receive a greater net after tax amount than he would receive absent the reductions.

The benefits provided for under the change in control agreements are intended to be exempt from, or to comply with, the requirements of Section 409A, and they will be interpreted and administered accordingly. In this regard, payments to our named executive officers pursuant to the change in control agreements will be delayed for a period of six months following termination, to the extent required under Section 409A.

With respect to each of our named executive officers, other than Mr. Bachmann, a change in control occurs if one of the following events occurs:

  •
  a person or group acquires more than 50% of the total fair market value or total voting power of our common stock;

  •
  during any 12-month period, a person or group acquires 30% or more of the total voting power of our common stock;

  •
  during any 12-month period, at least two-thirds of the members of our Board of Directors are replaced by persons whose appointment or election was not endorsed by at least two-thirds of the members of our Board prior to their appointment or election; or

  •
  a person or group acquires during a 12-month period more than 50% of the total gross fair market value of our assets.

In Mr. Bachmann's change in control agreement, a change in control includes:

  •
  the acquisition of 20% or more of the combined voting power of our then-outstanding voting securities;

  •
  a change in more than one-third of the members of our Board who were either members as of the date we were spun-off by Acuity Brands or were nominated or elected by a vote of two-thirds of those members or members so approved;

  •
  a merger or consolidation involving the Company after which our stockholders no longer hold more than 60% of the combined voting power of our outstanding voting securities resulting from the merger or consolidation in substantially the same proportion as prior to the merger or consolidation; or

  •
  a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of our assets.

Under the change in control agreements, a termination for cause is a termination because the executive:

  •
  intentionally and continually failed to substantially perform his duties which failure continued for a period of at least 30 days after a written notice of demand for substantial performance has been delivered to the executive specifying the manner in which the executive has failed to substantially perform; or

  •
  intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.

Under the change in control agreements, disability has the meaning ascribed to such term in our long-term disability plan or policy covering the executive, or in the absence of such plan or policy, a meaning consistent with Section 22(e)(3) of the Code.

Under the change in control agreements, good reason means the occurrence of any of the following events or conditions in connection with a change in control:

  •
  any change in the named executive's status, title, position or responsibilities which, in the named executive's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect immediately prior to the change in control; the assignment to the named executive of any duties or responsibilities which, in the named executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities; or any removal of the named executive from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment for disability, cause, as a result of his death or by the named executive other than for good reason;

  •
  a reduction in the named executive's base salary or any failure to pay the named executive any compensation or benefits to which he is entitled within five days of the date due;

  •
  the Company requiring the named executive to be based more than 50 miles from the primary workplace where the named executive is based immediately prior to the change in control except for reasonably required travel on business which is not greater than travel requirements prior to the change in control;

  •
  the failure by the Company (1) to continue in effect (without reduction of benefit level or reward opportunity) any compensation or employee benefit plan in which the executive was participating immediately prior to the change in control or (2) to provide the executive with compensation and benefits, in the aggregate, at least equal to those provided for under each other compensation or employee benefit plan, program and practice as in effect immediately prior to the change in control;

  •
  the insolvency or the filing of a petition for bankruptcy of the Company;

  •
  a material breach by the Company of any provision of the agreement;

  •
  any purported termination for cause which does not comply with the cause definition in the agreement;

  •
  the failure of any successor to or assignee of the Company to assume the agreement; and

  •
  for Mr. Morgan, a failure to increase his base salary at least annually at a percentage of base salary no less than the average percentage increases (other than increases resulting from his promotion) granted to him during the three full years ended prior to a change in control (or such lesser number of full years during which he was employed).

Summary of Benefits upon Death, Disability or Retirement. Our employment agreement with Mr. Morgan and our severance agreements with our named executive officers provide that the agreements terminate upon the death or termination of employment by reason of retirement or disability without the payment of death, disability or retirement benefits to the named executive officer.

Our SDSP provides that Company contributions to a named executive officer's account vest and are payable upon his death or total and permanent disability. The amounts that would vest for each named executive officer as a result of these events are set forth below under the columns "Death/Disability" in the row captioned "Unvested Company Contributions in SDSP." Retirement does not result in accelerated vesting of Company contributions to the SDSP account of a named executive officer.

Our equity award agreements generally provide for accelerated or, in some cases, continued vesting as a result of death, disability or retirement, as follows:

  •
  Death or Disability.  Upon the death or disability of a named executive officer, his stock options vest and are exercisable to the earlier of the expiration date or one year after the event, and his restricted stock and performance stock awards become fully vested in accordance with the terms of the respective award agreements. The value of the additional equity awards that would vest with respect to each of our named executive officers upon his death or termination of employment by reason of disability as of August 31, 2013 is set forth in the table below in the column captioned "Death/Disability" and in the row entitled "Value Realized on Accelerated Unvested Equity Awards" for each named executive officer.

  •
  Retirement.  The retirement provisions of our equity award agreements apply to a termination of employment by reason of retirement at or after age 55. In the event of the retirement of a named executive officer at or after age 55, his unvested options are forfeited and vested options are exercisable to the earlier of their expiration date or five years after retirement and his unvested restricted stock awards and performance stock awards are forfeited. As of August 31, 2013, Messrs. Morgan, Bachmann, Collins and Theodore each had reached age 55.

Summary of Potential Termination Payments. Potential payments to the named executive officers in connection with their termination not for cause or for good reason, or upon death or disability, or a change in control in excess of any benefits received as a result of the Company's broad-based benefit plans are outlined in the following table assuming that the terminating event occurred on August 31, 2013. The closing price per share of our common stock on the NYSE on August 30, 2013, the last business day of our fiscal year, was $14.08. Our named executive officers will not receive any termination payments as a result of a termination for cause or receive any benefits upon retirement other than those outlined in the section above entitled, "Summary of Benefits upon Death, Disability or Retirement."

Name	Payment Type	Not For Cause / For Good Reason	Death / Disability	Change in Control
John K. Morgan	Cash Severance / Salary & Bonus(1)	$2,386,500	$—	$3,579,750
	Pro-Rata Bonus(2)	—	—	548,250
	Welfare Plan Continuation(3)	3,088	—	4,698
	Outplacement(4)	64,500	—	—
	Company Contributions to 401(k) and SDSP(5)	—	—	201,487
	Unvested Company Contributions to SDSP(6)	—	—	—
	Value Realized on Acceleration of Unvested Stock Options(7)	—	—	—
	Value Realized on Acceleration of Unvested Equity Awards(8)	2,015,181	2,058,806	2,058,806
	Excise Tax Gross-Up(9)	—	—	—

	Total	$4,469,269	$2,058,806	$6,392,991

Mark R. Bachmann	Cash Severance / Salary & Bonus(1)	$648,800	$—	$729,900
	Pro-Rata Bonus(2)	—	—	162,200
	Welfare Plan Continuation(3)	16,475	—	16,475
	Outplacement(4)	32,440	—	—
	Company Contributions to 401(k) and SDSP(5)	—	—	70,870
	Unvested Company Contributions to SDSP(6)	—	—	—
	Value Realized on Acceleration of Unvested Stock Options(7)	—	—	—
	Value Realized on Acceleration of Unvested Equity Awards(8)	—	461,359	461,359
	Excise Tax Gross-Up(9)	—	—	—

	Total	$697,715	$461,359	$1,440,804

Robert P. Collins	Cash Severance / Salary & Bonus(1)	$565,500	$—	$652,500
	Pro-Rata Bonus(2)	—	—	145,000
	Welfare Plan Continuation(3)	16,394	—	16,394
	Outplacement(4)	29,000	—	—
	Company Contributions to 401(k) and SDSP(5)	—	—	43,785
	Unvested Company Contributions to SDSP(6)	—	—	—
	Value Realized on Acceleration of Unvested Stock Options(7)	—	—	—
	Value Realized on Acceleration of Unvested Equity Awards(8)	—	454,277	454,277
	Excise Tax Gross-Up(9)	—	—	NA

	Total	$610,894	$454,277	$1,311,956

Jeffrey L. Fleck	Cash Severance / Salary & Bonus(1)	$290,950	$—	$290,950
	Pro-Rata Bonus(2)	—	—	—
	Welfare Plan Continuation(3)	10,706	—	10,706
	Outplacement(4)	25,300	—	25,300
	Company Contributions to 401(k) and SDSP(5)	—	—	—
	Unvested Company Contributions to SDSP(6)	—	7,772	7,772
	Value Realized on Acceleration of Unvested Stock Options(7)	—	—	—
	Value Realized on Acceleration of Unvested Equity Awards(8)	—	369,107	369,107
	Excise Tax Gross-Up(9)	—	—	NA

	Total	$326,956	$376,879	$703,835

Name	Payment Type	Not For Cause / For Good Reason	Death / Disability	Change in Control
Philip A. Theodore	Cash Severance / Salary & Bonus(1)	$299,000	$—	$565,500
	Pro-Rata Bonus(2)	—	—	117,000
	Welfare Plan Continuation(3)	5,604	—	8,601
	Outplacement(4)	26,000	—	—
	Company Contributions to 401(k) and SDSP(5)	—	—	11,250
	Unvested Company Contributions to SDSP(6)	—	—	—
	Value Realized on Acceleration of Unvested Stock Options(7)	—	—	—
	Value Realized on Acceleration of Unvested Equity Awards(8)	—	376,795	376,795
	Excise Tax Gross-Up(9)	—	—	NA

	Total	$330,604	$376,795	$1,079,146

(1)	Pursuant to the terms of his severance agreement, Mr. Morgan will continue to receive his base salary for the 24-month severance period and will also receive a lump sum payment equal to 170% of his base salary. Pursuant to the terms of their severance agreements, the severance payments for Messrs. Bachmann, Collins, Fleck and Theodore will be paid in equal monthly installments over the severance period (or as may be required to comply with the requirements of Section 409A) and are calculated using their respective Base Salary Multipliers as follows: for Mr. Bachmann, 24 times current monthly base salary; for Mr. Collins, 23.4 times current monthly base salary; and for Messrs. Fleck and Theodore, 13.8 times current monthly salary.

The Salary and Bonus amounts shown under "Change in Control," represent the sum of base salary plus the highest of current year target bonus, most recent bonus paid or payable, or average bonus paid for the last three full fiscal years multiplied by each individual's multiple. The multiples for each individual are as follows: Mr. Morgan, 3X; and Messrs. Bachmann, Collins, and Theodore, 1.5X. Mr. Fleck does not have a change in control agreement; therefore, amounts shown reflect the change in control benefits afforded him pursuant to his severance agreement and/or the terms and conditions set forth in each of the plans in which he participates.
(2)	The amount shown represents the payment of a Pro-Rata Bonus for the year of separation calculated as the greater of the current year target bonus, most recent bonus paid or payable, or average of bonus paid for the last three full fiscal years.
(3)	In lieu of welfare plan continuation for Mr. Morgan, the amount shown is the sum of the payments (one in each of the two or three fiscal years of the Company following his termination), each in an amount equal to the excess, if any, of (i) the average of the healthcare cost factor used to compute the adjustment to Mr. Morgan's salary attributable to his provision of his own health insurance (the adjustment factor) for the year of the payment and the previous four years over (ii) the average of the adjustment factor for the five years preceding the year in which the payment occurs. The welfare plan continuation payments for Messrs. Bachmann, Collins, Fleck and Theodore are made on a monthly basis during the severance period and are based on applicable employee rates.
(4)	The maximum amount payable for outplacement is ten percent of base salary.
(5)	The amount shown in "Company Contributions to 401(k) and SDSP" represents an estimate of the annual Company contributions into the defined contribution and deferred compensation plans equal to the number of months associated with each individual's change in control multiple. The amount shown for Messrs. Morgan and Bachmann also include SERP and/or pension make-up contributions, if applicable.
(6)	The amount shown represents the value of unvested Company contributions held in the deferred compensation plan at August 31, 2013, if any.
(7)	The amount shown for the "Value Realized on Acceleration of Unvested Stock Options" is calculated by taking the difference of (i) the closing price of our common stock on the NYSE on August 30, 2013 (the last business day of our fiscal year), and (ii) the exercise price of the options, and multiplying that difference by the number of unvested stock options for which acceleration has occurred. For all named executive officers, accelerated vesting of all unvested options occurs upon death, disability and change in control. In addition, in accordance with Mr. Morgan's severance agreement, unvested options continue to vest during the severance period (24 months) if he is terminated by the Company without cause or if he terminates employment for good reason.
(8)	The amount shown for the "Value Realized on Acceleration of Unvested Equity Awards" is calculated by multiplying the number of shares of restricted and performance stock for which acceleration would occur by the closing price of our common stock on the NYSE on August 30, 2013 (the last business day of our fiscal year). For all named executive officers, accelerated vesting of all unvested shares of restricted and performance stock occurs at target upon death, disability and change in control. In addition, in accordance with Mr. Morgan's severance agreement, unvested shares of restricted and performance stock continue to vest during the severance period (24 months) if he is terminated by the Company without cause or if he terminates employment for good reason. All shares that are not vested within the severance period are then forfeited. The amount shown for Mr. Morgan under "Not for Cause/For Good Reason" assumes that all performance measures for performance-based awards have been achieved at target either before or during the severance period.
(9)	The agreements for Messrs. Morgan and Bachmann provide for an excise tax gross-up payment if the total value of their payment exceeds 105% of the safe harbor amount. Based upon the amounts that would be paid if a change in control occurred on August 31, 2013, the total payments to Messrs. Morgan and Bachmann would not exceed the safe harbor limit and, thus are not subject to excise tax. Messrs. Collins, Fleck and Theodore do not have an excise tax gross-up provision in their respective agreements.

ITEM 3—APPROVAL OF AN AMENDMENT TO THE ZEP INC. 2010 OMNIBUS INCENTIVE PLAN

You are being asked to approve an amendment (the Plan Amendment) to the Zep Inc. 2010 Omnibus Incentive Plan (the 2010 Plan) in the form attached hereto as Annex A for the sole purpose of (i) increasing the number of shares of our common stock reserved for issuance under the 2010 Plan by 280,000 additional shares, and (ii) obtaining your approval of the performance metrics set forth in Appendix A of the 2010 Plan to continue its qualification under Section 162(m) of the Code. We sometimes refer to the 2010 Plan, as amended by the Plan Amendment, as the "Amended 2010 Plan." Qualification of the 2010 Plan under Section 162(m) of the Code will allow the Company to deduct for federal income tax purposes all compensation paid under the 2010 Plan to named executive officers (generally, the executive officers who would be listed for a fiscal year in the summary compensation table). The performance metrics listed on Appendix A to the Plan Amendment are substantially the same as those listed on Appendix A of the 2010 Plan, except for the addition of Adjusted EBITDA.

As further described below, the Amended 2010 Plan provides for grants of equity awards to our executives, directors, associates and consultants. The purpose of the Amended 2010 Plan is to provide equity incentives that align a recipient's interests with long-term interests of our stockholders, motivate and reward our executive officers, directors, associates and consultants for achieving long-term results and help us retain key executives and associates in a competitive market for talent. The availability of an adequate number of shares available for issuance under the Amended 2010 Plan is an important factor in fulfilling these purposes.

The number of shares being requested takes into consideration awards granted after August 31, 2013. The following table sets forth the number of awards outstanding or available for grant, as applicable, under the 2010 Plan as of August 31, 2013 and November 13, 2013.

	Awards Outstanding Under the 2010 Plan as of
Description	August 31, 2013(1)	November 13, 2013(2)(3)
Stock Options	1,695,000	1,530,148
Weighted Avg. FV/Share	$14.16	$14.27
Weighted Avg. Remaining Term	4.9 years	4.9 years
Restricted Stock	445,000	577,169
Weighted Avg. FV/Share	$14.50	Approx. $15.09
Performance Stock	232,000	342,734
Weighted Avg. FV/Share	$15.58	Approx. $16.02
Total Award Shares Outstanding	2,372,000	2,450,051
Total Available for Grant	600,000	357,563

(1)
The balances shown as of August 31, 2013 correspond to information provided in the Company's Annual Report on Form 10-K under Note 8 to our Consolidated Financial Statements for the fiscal year ended August 31, 2013 and are rounded to the nearest thousand.
(2)
The balances shown as of November 13, 2013 include adjustments for new grants, exercises, forfeitures, and shares sold to the Company to satisfy either the exercise price or individual tax withholding liabilities for the period between August 31, 2013 and November 13, 2013.
(3)
Since September 1, 2013, 311,804 shares of our common stock were granted to our named executive officers and other key associates in the form of time-vested restricted stock awards, time-vested restricted stock unit awards and/or performance-based stock unit awards.

If the Plan Amendment is approved, we will have a total of 637,563 shares available for future grants under the Amended 2010 Plan, including the 280,000 additional shares we are requesting and 357,563 shares that were available for issuance under the 2010 Plan as of November 13, 2013. If stockholders do not approve the Plan Amendment, (i) we will continue to grant equity awards under the terms of the 2010 Plan as currently in effect until the shares remaining for issuance thereunder are exhausted, which we estimate will occur following the grants we would make in the ordinary course of business in October 2014, and (ii) the 2010 Plan, in its current form, will continue to qualify for the performance-based compensation exception under Section 162(m) of the Code until January 2015.

Approval of the Plan Amendment requires the affirmative vote of a majority of the shares cast with respect to this matter.

The material terms of the Plan Amendment are qualified in their entirety by reference to the full text of the Plan Amendment, which is set forth in Annex A. An overview and description of the material features of the Amended 2010 Plan, which gives effect to the changes contemplated by the Plan Amendment is set forth below and is qualified in its entirety by reference to the full text of the Amended 2010 Plan which is attached hereto as Annex B. Other than the amendment increasing the number of shares reserved for issuance under the 2010 Plan and the addition of Adjusted EBITDA as a performance metric on Appendix A of the Amended 2010 Plan, the Amended 2010 Plan is unchanged from the 2010 Plan.

Overview of the Amended 2010 Plan

The Amended 2010 Plan includes a number of specific terms and limitations that the Compensation Committee believes reflect our compensation philosophy, that are consistent with the long-term interests of our stockholders and that facilitate effective corporate governance. These features include:

  •
  No stock option repricing or exchange.  The Amended 2010 Plan expressly prohibits the repricing of stock options or the exchange of underwater stock options for cash or other awards without stockholder approval.

  •
  No discounted awards.  The Amended 2010 Plan requires that the exercise price of stock options and SARs not be less than the fair market value of our common stock on the date of grant.

  •
  No "evergreen" provision.  The Amended 2010 Plan fixes the number of shares available for grant and does not provide for any annual increase of available shares for future issuance.

  •
  Nontransferable Awards.  The Amended 2010 Plan explicitly prohibits the transfer of options other than to an employee's immediate family for no consideration.

  •
  No Automatic Grants.  The Amended 2010 Plan does not provide for automatic grants to any participant.

  •
  Limit on Awards to Any One Individual.  The number of stock options and stock appreciation rights (SARs) that may be granted to any one individual during any year may not exceed 600,000 shares. The number of performance stock and/or unit awards and restricted stock and/or units awards that may be granted to any one individual during any year may not exceed 200,000 shares, respectively. Cash-based awards may not exceed $4 million to any individual during any year.

  •
  Deductibility of Awards.  The Amended 2010 Plan includes provisions to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code, including by qualifying payments under the Amended 2010 Plan as "performance-based compensation." If our stockholders fail to approve the Plan Amendment (which would also serve as approval of the performance metrics set forth in Appendix A of the Amended 2010 Plan for purposes of Section 162(m) of the Code), we will have to resubmit the 2010 Plan and these performance metrics to stockholders for approval at our 2015 Annual Meeting to continue to meet the requirements for deductibility under Section 162(m) of the Code.

  •
  Share Counting.  To the extent that an award is canceled, terminates, expires, is forfeited or lapses for any reason, including the non-attainment of performance goals for performance-based awards, any unissued or forfeited shares subject to the award will again be available for issuance pursuant to awards granted under the Amended 2010 Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the Amended 2010 Plan. Shares withheld from an award or tendered to the Company by a participant to satisfy minimum tax withholding requirements with respect to an award will again be available for issuance pursuant to awards granted under the Plan. If the exercise price of a stock option is satisfied by tendering shares to the Company (by either actual delivery or attestation), such tendered shares will again be available for issuance pursuant to awards granted under the Amended 2010 Plan. To the extent that the full number of shares subject to an option or SAR is not issued upon exercise of the option or SAR for any reason, including by reason of net-settlement of the award, the shares underlying the award in excess of the number of shares actually issued and delivered to the participant will again be available for issuance pursuant to awards granted under the Amended 2010 Plan. Substitute awards shall not count against the shares otherwise available for issuance under the Amended 2010 Plan.

  •
  Plan Administration.  The Amended 2010 Plan will be administered by the Compensation Committee, which is composed entirely of "non-employee directors," as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "outside directors," as that term is defined in Section 162(m) of the Code.

Factors to Consider

  Rationale for Share Increase

Pursuant to the Amended 2010 Plan, the number of shares of our common stock available for future issuance under the Amended 2010 Plan would be 637,563 shares, which represents a 280,000 share increase over the number of shares that remain available for issuance under the 2010 Plan prior to approval of the Plan Amendment. When approved by the stockholders in January 2010, the maximum number of shares available for issuance under the 2010 Plan was 4,300,000 shares, reduced by any shares that were previously issued under the prior plan. The number of shares available for grant under the Amended 2010 Plan may increase in connection with the events outlined above in "Share Counting."

As of August 31, 2013, our equity overhang was equal to 9.4% (excluding our Employee Stock Purchase Plan). Equity overhang means the sum of (i) the total number of shares subject to outstanding awards, and (ii) the number of shares remaining available for grant under the 2010 Plan (collectively, the Overhang Shares) divided by the sum of (a) the Overhang Shares and (b) our outstanding stock. If the Plan Amendment is approved by our stockholders, this equity overhang (based on the equity awards and shares outstanding as of November 13, 2013 and after giving effect to the increased number of shares available for issuance under the Amended 2010 Plan) will be equal to 9.2%.

We recognize that equity awards can be dilutive of existing stockholders. The Compensation Committee reviews our equity program regularly to ensure that we balance the goal of compensating and motivating our associates against our stockholders' interest in limiting dilution from equity grants. For the past three years we have reduced the number of annual option grants by two-thirds in favor of full share grants. This change in equity grant mix will result in lower dilution over time.

In addition to assessing equity overhang and potential cumulative dilution, the Compensation Committee annually reviews our "burn rate" to measure how much equity we are granting to employees as compared to the total number of shares outstanding. Burn rate is measured as shares granted during the fiscal year under the 2010 Plan as a percentage of the weighted average number of common shares outstanding. Our three-year average burn rate is 2.63%, which is slightly above the average burn rate of our peer group. We experienced an increase in our burn rate during fiscal 2013 due to equity awards granted to the associates of Zep Vehicle Care at the time we acquired the vehicle care division of Ecolab in December 2012. If these awards were excluded, our three-year average burn rate would be 2.21%.

Based on the average number of awards granted in each of the last three fiscal years, we estimate that the additional shares being requested would allow issuance of awards in the ordinary course of business for approximately two years; therefore, we believe that we may have to request another amendment to increase the shares available for issuance under our 2010 Plan at another Annual Meeting in the near future. Our Compensation Committee determined the size of the requested share increase based on an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find reasonable.

  Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the Amended 2010 Plan to "Covered Employees" (as defined in the Code) qualify as "performance-based compensation" under Section 162(m) of the Code, the Amended 2010 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the performance criteria set forth in Appendix A to the Amended 2010 Plan attached as Annex B. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 1,500,000 shares of common stock for any performance cycle and options or stock appreciate rights with respect to no more than 1,500,000 shares of common stock may be granted to any one individual during any calendar year period.

NEW PLAN BENEFITS

Future awards made under the Amended 2010 Plan will be discretionary, so it is not possible to determine the benefits that participants may receive at this time. The number of equity awards granted to each of our named executive officers during the last fiscal year is set forth above under "Grants of Plan-Based Awards During Fiscal 2013." Historically our annual long-term incentive program included equity grants to our associates, including our five named executive officers and approximately 80 other senior managers and associates. During fiscal 2013, a total of 184,193 awards were issued to our named executive officers, a total of 349,584 awards were issued to other senior managers and associates and a total of 23,240 awards were issued to our non-executive directors. For awards granted since September 1, 2013 (fiscal 2014), a total of 135,142 awards were issued to our named executive officers and a total of 176,662 awards were issued to other senior managers and associates.

DESCRIPTION OF THE AMENDED 2010 PLAN

The description that follows is an overview of the material provisions of the Amended 2010 Plan.

General

The Amended 2010 Plan provides for the granting of options, SARs, restricted stock and/or unit awards, performance stock and/or unit awards and cash-based awards to eligible employees, non-employee directors and outside consultants. As noted above, the Amended 2010 Plan does not permit the repricing of options or the granting of discounted options, and does not contain an "evergreen" or similar provision.

The Amended 2010 Plan includes provisions to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code with respect to options and other awards, including qualifying payments under the Amended 2010 Plan as "performance-based compensation." It is intended generally that awards granted under the Amended 2010 Plan will not be subject to Section 409A of the Code; however, with respect to any awards granted under the Amended 2010 Plan that are subject to Section 409A of the Code, the Amended 2010 Plan will be interpreted and administered in a manner that is consistent with Section 409A.

Administration and Duration

The selection of participants in the Amended 2010 Plan and the level of participation of each participant will be determined by the Compensation Committee. Each member of the Committee must be a "non-employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Code. Currently, the Committee is comprised of three independent directors. As is currently the case with respect to the 2010 Plan, the Committee will have the authority to interpret the Amended 2010 Plan, to establish and revise rules and regulations relating to the Amended 2010 Plan, and to make any other determinations it believes necessary or advisable for the administration of the Amended 2010 Plan. The Committee may delegate any or all of its authority to administer the Amended 2010 Plan as it deems appropriate, except that no delegation may be made in the case of awards intended to be qualified under Section 162(m) of the Code.

The Amended 2010 Plan will terminate on December 31, 2019, unless terminated earlier by the Board or the Committee.

Limit on Awards under the Amended 2010 Plan

The total number of shares of common stock available for awards under the Amended 2010 Plan shall consist of 4,580,000, which includes the 280,000 additional shares contemplated by the Plan Amendment, plus the 4,300,000 shares that were originally available pursuant to the prior plan, minus any shares that were issued pursuant to awards under the prior plan as of the effective date of this Amended 2010 Plan on a one-to-one basis for all outstanding awards. The shares to be delivered under the Amended 2010 Plan will be made available from authorized but unissued shares of our common stock or from treasury shares. Shares covered by an award will be reserved from the share reserve as of the date of grant, and will be added back to the share reserve under the various circumstances described in "Share Counting," above.

Eligibility

All employees of the Company and its affiliates, as well as the Company's non-employee Directors and select consultants, will be eligible to participate in the Amended 2010 Plan. From time to time, the Compensation Committee will determine who will be granted awards and the number of shares granted, subject to the limits described in "Limit on Awards to Any One Individual," above.

Types of Awards

Cash-Based Awards. Cash-based awards granted under the Amended 2010 Plan entitle each participant to receive cash or shares of common stock, as determined at the time of the award, upon the attainment of specified performance goals during a performance period, which may be one or more years, as determined by the Compensation Committee at the time of grant.

Stock Options. Options granted under the Amended 2010 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code. The option price may not be less than the fair market value of the stock on the date the option is granted. The option price is payable in cash or, if the grant provides, in common stock. Generally, all options terminate after a ten-year period from the date of the grant. The Compensation Committee determines the terms of each stock option award at the time of grant.

Stock Appreciation Rights. SARs may, but need not, relate to options. The Compensation Committee determines the terms of each SAR at the time of the grant. Any freestanding SAR may not be granted at less than the fair market value of the stock on the date the SAR is granted and cannot have a term longer than ten years. Distributions to the recipient may be made in common stock, in cash or in a combination of both as determined by the Compensation Committee at the time of grant.

Stock Awards. The Amended 2010 Plan provides for the granting of restricted stock, restricted stock units, performance awards, performance stock unit awards and other stock awards. A performance award may include any of the performance measures, or a combination thereof, set forth in Appendix A to the Amended 2010 Plan, attached as Annex B to this Proxy Statement.

Performance goals may be based on the achievement of specified levels of Company performance (or performance of an applicable subsidiary, affiliate, unit or division of the Company) under one or more of the measures set forth in the Amended 2010 Plan. Performance goals may be defined in absolute terms or measured relative to the performance of companies or against a predefined index. Performance goals may be expressed as a percentage change or in absolute terms, and may be adjusted for material business events. The performance goals will be set by the Compensation Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code.

Transferability

Unless otherwise determined by the Compensation Committee, awards granted under the Amended 2010 Plan may not be transferred except by will or the laws of descent and distribution and, during his or her lifetime, any options or awards may be exercised only by the employee.

Certain Adjustments

In the event of a material business event, the Compensation Committee, in its sole discretion, may make adjustments:

  •
  in the number and/or kind of shares for which any awards may thereafter be granted, both in the aggregate and as to each optionee;

  •
  in the number and kind of shares subject to outstanding awards;

  •
  the amount and/or type of payment to be received under the awards; and

  •
  adjustments to the terms and conditions of any outstanding awards as the Compensation Committee deems appropriate, limited to modifications and acceleration of vesting provisions, performance goals and restriction periods.

A material business event includes restructuring changes, reductions in force, changes in accounting principles, changes in tax laws, gains and/or losses on asset sales, discontinued operations, acquisitions, divestitures, currency fluctuations, equity adjustments, unusual changes in the external environment or business strategies, or other extraordinary or unusually items which the Compensation Committee determines in its discretion may have the effect of materially altering the benefits intended under the Amended 2010 Plan.

Amendment and Revocation

The Compensation Committee may amend or terminate the Amended 2010 Plan provided that the termination of the Amended 2010 Plan may not affect outstanding awards, and provided further that an amendment will be contingent upon stockholder approval to the extent required by law or the rules of any stock exchange on which the Company's stock is traded. The Plan prohibits the terms of outstanding Awards from being amended to reduce the exercise price of outstanding Options or SARs and prohibits the cancellation of outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

U.S. Tax Treatment of Options and Awards

Incentive Stock Options. An incentive stock option results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of prior to the end of this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the then market value of the shares and the option price. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a non-qualified option is exercised by tendering previously owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income, and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights. Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. Upon the exercise of a SAR, if an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price will be taxed as ordinary income to the employee at the time it is received.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Restricted Stock/Stock Unit Awards/Performance Awards. No income will be recognized at the time of grant by the recipient of a restricted stock, stock unit or performance award if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to an award, the then fair market value of the award will constitute ordinary income to the employee. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the employee.

Tax Treatment of Awards to Non-Employee Directors, Outside Consultants and to Employees Outside of the United States

The grant and exercise of options and awards under the Amended 2010 Plan to non-employee Directors, certain consultants and to employees outside of the United States may be taxed on a different basis.

Required Vote

Approval of the Plan Amendment, the form of which is attached hereto as Annex A, requires the affirmative vote of a majority of the shares cast on this matter at the 2014 Annual Meeting.

The Board Recommends that You Vote FOR Item 3, the Approval of the Amendment of the Zep Inc. 2010 Omnibus Incentive Plan, which includes the Material Terms of the Performance Criteria under which Certain Awards may be Granted.

DISCLOSURE WITH RESPECT TO EQUITY COMPENSATION PLANS

The following table provides information as of August 31, 2013 about equity awards under our 2010 Plan, share units from deferrals into the Non-Employee Director Deferred Compensation Plan and share units from Company contributions into the Supplemental Deferred Compensation Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding those Currently Outstanding)
Equity compensation plans approved by the security holders(1)	1,871,021	(2)	$14.16	1,116,433	(3)
Equity compensation plans not approved by the security holders	N/A		N/A	N/A

Total	1,871,021			1,116,433

(1)
The Non-Employee Director Deferred Compensation Plan and the Supplemental Deferred Savings Plan were approved in October 2007 by our former parent company prior to our separation from it. The 2010 Plan was approved by our stockholders in January 2010. The table does not include 107,229 shares available for purchase under our Employee Stock Purchase Plan, which was approved by our former parent company prior to our separation from it.
(2)
Includes 1,694,728 stock options under the 2010 Plan, 75,139 share units in the Non-Employee Director Deferred Compensation Plan and 191,154 share units in the Supplemental Deferred Savings Plan. Share units in the deferred compensation plans may be distributed to participants upon termination of service or retirement.

ITEM 4—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the 2014 Annual Meeting, a proposal will be presented to ratify the appointment of Ernst & Young LLP (EY) as the independent registered public accounting firm to audit our financial statements for the fiscal year ending August 31, 2014. Representatives of EY are expected to be present at the 2014 Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions. Information regarding fees paid to EY during fiscal years 2012 and 2013 is set out below in the section titled "Fees Billed by Independent Registered Public Accounting Firm."

EY has been our independent registered public accounting firm since our separation from our former parent company in October 2007. Although we seek ratification of EY as our independent registered public accounting firm, we reserve the right to undertake a normal bidding process in relation to our engagement of our independent registered public accounting firm for the fiscal year ending August 31, 2014, and the ratification of the appointment of EY does not preclude the Audit Committee from subsequently determining to change independent registered public accounting firms if it determines such action to be in the best interest of the Company and its stockholders. If our stockholders do not ratify and approve this appointment, the appointment will be reconsidered by the Audit Committee and our Board of Directors.

Our Board Recommends Stockholders Vote FOR
Ratification of the Appointment of Ernst & Young LLP as the
Company's Independent Registered Public Accounting Firm.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed by EY during the fiscal years ended August 31, 2013 and August 31, 2012.

	2013	2012
Fees Billed:
Audit Fees	$2,148,000	$1,736,000
Audit-Related Fees	30,000	119,000
Tax Fees	48,000	62,000
All Other Fees	2,000	2,000

Total	$2,228,000	$1,919,000

Audit Fees include fees for services rendered for the audit and quarterly reviews of the Company's financial statements (including an audit of the effectiveness of the Company's internal controls over financial reporting) and accounting consultations and research work necessary to comply with generally accepted auditing standards.

Audit-Related Fees consisted principally of assurance and related services that are reasonably related to the performance of the audit or review of financial statements including system pre-implementation controls assessment.

Tax Fees consisted principally of professional services related to international tax compliance and transfer pricing.

All Other Fees consisted of amounts billed to the Company for the use of an online accounting research tool.

The charter of the Audit Committee provides that the Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for the Company by the independent registered public accounting firm. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm.

Each year management requests Audit Committee pre-approval of the annual audits, quarterly reviews and any other engagements of the independent registered public accounting firm known at that time. In connection with these requests, the Committee may consider information about each engagement, including the budgeted fees; the reasons management is requesting the services to be provided by the independent registered public accounting firm; and any potential impact on the independence of the firm. As additional proposed audit and non-audit engagements of the independent registered public accounting firm are identified, or if pre-approved services exceed the pre-approved budgeted amount for those services, the Audit Committee will consider similar information in connection with the pre-approval of such engagements or services. If Audit Committee pre-approvals are required between regularly scheduled committee meetings, the Audit Committee has delegated to the Chairman of the Audit Committee, or an alternate member of the Audit Committee, the authority to grant pre-approvals. Pre-approvals by the Chairman or the alternate member are reviewed with the Audit Committee at its next regularly scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee and the Board previously adopted a written charter to set forth the Audit Committee's responsibilities. The charter is reviewed annually and is amended as necessary to comply with new regulatory requirements. A copy of the Company's Audit Committee charter is available on our website at www.zepinc.com in the "Investor" portion of the website, under the heading, "Corporate Governance." Information on or connected to our website is not and should not be considered a part of this proxy statement.

The members of our Audit Committee at the end of fiscal 2013 were Mr. Squicciarino, Mr. Manganello, Mr. Tevens and Ms. Williams, each of whom is an independent director, as such term is defined by the listing standards of the NYSE.

As required by its charter, the Audit Committee reviewed the Company's audited financial statements and met with management, as well as with EY (with and without management present), to: (1) discuss the financial statements, (2) discuss their evaluations of the Company's internal controls over financial reporting, and (3) discuss their knowledge of any fraud, whether or not material, that involved management or other associates who had a significant role in the Company's internal controls.

The Audit Committee reviewed with EY, which is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by the Statement on Auditing Standards No. 61, Communications With Audit Committees, as amended, and other standards of the Public Company Accounting Oversight Board (United States) (PCAOB), rules of the SEC, and other applicable regulations. In addition, the Audit Committee has discussed with EY its independence from the Company management and the Company, including matters in the letter received by the Audit Committee from EY required by the applicable requirements of the PCAOB regarding EY's communications with the Audit Committee concerning independence, and considered the compatibility of non-audit services with EY's independence.

The Audit Committee also reviewed management's report on its assessment of the effectiveness of the Company's internal controls over financial reporting and EY's report on the effectiveness of the Company's internal controls over financial reporting.

The Audit Committee discussed with the Company's internal auditors and EY the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and EY, with and without management present, to discuss the results of their examinations; their evaluations of the Company's internal controls, including internal controls over financial reporting; and the overall quality of the Company's financial reporting.

Based on the results of the inquiries and actions above, the Audit Committee recommended to the Board that the financial statements and management's assessment of the effectiveness of the Company's internal controls over financial reporting be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2013 for filing with the SEC.

                      AUDIT COMMITTEE

                      Joseph Squicciarino, Chairman
                      Timothy M. Manganello
                      Timothy T. Tevens
                      Carol A. Williams

OTHER MATTERS

We know of no other business to be transacted, but if any other matters do come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, will vote or act with respect to them in accordance with their best judgment.

Annex A

FORM OF
AMENDMENT
TO THE ZEP INC.
2010 OMNIBUS INCENTIVE PLAN

THIS AMENDMENT is to be effective as of the date of its approval by the common stockholders (the "Stockholders") of Zep Inc. (the "Company").

WHEREAS, the Company adopted and maintains the Zep Inc. 2010 Omnibus Incentive Plan (the "Plan"), as amended on October 5, 2010; and

WHEREAS, the Company desires to amend the Plan to increase the number of shares available for issuance pursuant to the Plan subject to approval of the Stockholders; and

WHEREAS, the Company desires to have the Stockholders of the Company approve the performance metrics attached as Appendix A to the Plan, with the addition of Adjusted EBITDA as an approved performance metric, to ensure continued qualification of awards made to the named executive officers of the Company under the Plan with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"); and

NOW, THEREFORE, the Plan is hereby amended as follows:

1.    Shares of Stock Subject to the Plan.    Section 6.1 of the Plan is hereby amended by replacing that section with the following:

  "6.1 Subject to adjustment as provided in Section 14 hereof, the total number of shares of Common Stock available for Awards under the Plan shall consist of 4,580,000, which includes 280,000 additional shares plus the 4,300,000 shares that were originally available pursuant to the Prior Plans, minus any shares that were issued pursuant to awards under the Prior Plans as of the effective date of this Plan on a one-to-one basis for all outstanding awards. Upon approval of the Plan by shareholders, all outstanding awards previously granted under the Prior Plans, will be deemed to have been granted and will be administered, pursuant to the terms and conditions of this Plan. The number of Incentive Stock Options that may be issued under the Plan is 2,000,000."

2.    Performance Metrics.    Appendix A of the Plan is hereby modified by replacing it with a revised Appendix A, attached hereto and made a part hereof, which includes "Adjusted EBITDA" as an additional performance metric.

A-1

 Appendix A

Performance Measures*
AATP Margin	EBIT, EBITDA or Net Income Margin
Adjusted After-Tax Profit (AATP)	Earnings Per Share
Adjusted EBIT	Economic Profit
Adjusted EBITDA	Employee Satisfaction
Adjusted Pre-Tax Profit (APTP)	Environmental, Health and Safety Compliance
Capitalized Economic Profit	Free Cash Flow
Capitalized Entity Value	Key Performance Indicators
Capitalized Equity Value	Market Share
Cash Flow	Net Debt
Cash Flow from Operations	Net Debt Reduction
Cash Flow Return on Capital	Net Income
Cash Flow Return on Capitalized Entity/Equity Value	Net Income Return on Capital
Cash Flow Return on Investment	Net Trade Cycle Days or Improvement in Days
Change in Capital	New Product Vitality
Change in Operating Working Capital	Operating Working Capital
Change in Price of Shares	Performance Against Annual Improvement Priorities
Change in Working Capital	Quality Measures
Customer Satisfaction	Return on Assets (ROA)
Days Payables Outstanding	Return on Equity (ROE)
Days Inventory Outstanding	Return on Gross Investment
Days Sales Outstanding	Return on Invested Capital (ROIC)
Debt	Return on Net Assets (RONA)
Debt Reduction	Sales
Diversity	Sales Growth
Earnings Before Interest and Taxes (EBIT)	Total Return to Stockholders
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	Working Capital Zep Business Systems Processes

*
Performance Measures may be adjusted in accordance with the Plan for restructuring charges, reductions in force, changes in accounting principles, changes in tax laws, gain and/or losses on asset sales, discontinued operations, acquisitions, divestitures, currency fluctuations, equity adjustments, unusual changes in the external environment or business strategies, or other extraordinary or unusual items, which may distort results.

A-2

Annex B

Form of
Amended and Restated
Zep Inc.
2010 Omnibus Incentive Plan
(As Approved by Stockholders on January     , 2014)

1.   Purpose of the Plan

The primary purpose of the Plan is to assist the Company in attracting, retaining and motivating directors, officers and other designated employees of the Company, and to further align their interests with the interests of the Company's stockholders by increasing their ownership interests in the Company, and/or providing incentives based on the performance of the Company.

2.   Replacement of Prior Plans

It is intended that this Plan will replace the Zep Inc. 2010 Omnibus Incentive Plan, as amended October 5, 2012, and the Zep Inc. Long-Term Incentive Plan effective as of October 31, 2007 (the "Prior Plans"). In this connection, all outstanding awards granted under the Prior Plans, including without limitation, the Acuity Brands Conversion Awards, shall be deemed to be Awards granted under this Plan, and shall be administered consistent with the terms of this Plan. Additionally, as provided for in Section 6 below, all shares of Common Stock available for the granting of awards under the Prior Plans as of the effective date of this Plan, shall be deemed to be available for grants of Awards under, and subject to the provisions of, this Plan on a one-to-one basis for all awards. As of the effective date of this Plan, the Prior Plans shall no longer be of any force or effect, and shall be deemed to have been replaced in full by this Plan.

3.   Definitions

  3.1  "1934 Act" means the Securities Exchange Act of 1934, as amended.

  3.2  "Acquiring Person" means that a Person (other than, with respect to any specific Award hereunder, the Participant or any of the Participant's affiliates), considered alone or as part of a "group" within the meaning of Section 13(d)(3) of the 1934 Act is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of securities representing at least fifty percent (50%) of the Company's then outstanding securities entitled to vote generally in the election of the Board.

  3.3  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. Unless the context requires otherwise, when a specified Person is not referenced, the term "Affiliate" shall refer to Affiliates of the Company and/or its Subsidiaries.

  3.4  "Award" means a grant of an Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Stock Award, Performance Stock Unit Award or Cash-Based Incentive Award.

  3.5  "Award Agreement" means the agreement, letter, notice, certificate or other document which evidences an Award, and specifies the terms and conditions of the Award, including the vesting requirements, exercise price, Performance Goals, exercise and/or distribution provisions, and forfeiture provisions applicable to that Award. The Committee shall determine the form and substance of Award Agreements. It is contemplated, generally, that Award Agreements, other than Cash-Based Incentive Awards, will be in the form of an agreement between the Company and the Participant, and that Award Agreements evidencing Cash-Based Incentive Awards will be in the form of a certificate or other notice from the Company to Participants describing the form, conditions and parameters of the Cash-Based Incentive Award.

  3.6  "Board" means the Board of Directors of the Company.

  3.7  "Cash-Based Incentive Award" means an Award granted pursuant to Section 10 hereof, that is denominated in a dollar amount, and entitles the Participant to receive cash or shares of Common Stock upon the attainment of specified Performance Goals during a performance period, as determined by the Committee.

  3.8  "Cause" shall mean Cause as such term is defined in any employment agreement between the Participant and the Company or its Subsidiaries or Affiliates. If no such agreement or definition exists, "Cause" shall exist with respect to a Participant if such Participant has: (i) committed an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, any Subsidiary or any Affiliate, or a felony involving the business, assets, or customers of the Company, any Subsidiary or any Affiliate, or been convicted by a court of competent jurisdiction or pled guilty or nolo contendere to any other felony or other crime involving moral turpitude; (ii) committed a material breach of any confidentiality, non-compete, non-solicitation or business opportunity covenant or obligation owed by the Participant to the Company, any Subsidiary or any Affiliate; or (iii) failed to perform such Participant's duties to the Company, any Subsidiary or any Affiliate, other than as described in (i) or (ii) above, after written notice and a 30-day cure period is provided to Participant.

  3.9  "Change in Control" means any of the following events:

    a.    Change in Ownership of the Company.    The acquisition by any one person, or more than one person acting as a group (within the meaning of Code section 409A), of ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, as applicable.

    b.    Change in Effective Control of the Company.    Either of the following:

      (i)  The acquisition, during any 12-month period, by any one person, or more than one person acting as a group (within the meaning of Code section 409A), of stock of the Company comprising thirty percent (30%) or more of the total voting power of the stock of the Company, as applicable.

      (ii)  The replacement, during any 12-month period, of at least two-thirds (2/3) of the members of the Board with directors whose appointment or election is not endorsed by two-third (2/3) of the members of the Board before the date of such appointment or election.

    c.    Change in Ownership of a Substantial Portion of the Company's Assets.    The acquisition by any one person, or more than one person acting as a group (within the meaning of Code section 409A), during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets of the Company that have a total gross fair market value of more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company, as applicable, immediately before such acquisition or acquisitions. For purposes of this provision, "gross fair market value" means the value of the assets of the Company (as applicable), or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The provisions of this Plan relating to a Change in Control shall be interpreted and administered in a manner consistent with Code section 409A and the regulations and additional guidance thereunder.

  3.10   "Code" means the Internal Revenue Code of 1986, as amended.

  3.11   "Committee" means the Compensation Committee of the Board, or such other committee or subcommittee designated by the Board to administer the Plan. The Committee shall have at least two members, and all Committee members shall be both Non-Employee Directors and Outside Directors. The Committee may designate a subcommittee of members of the Committee, and/or officers of the Company, to act on certain matters where such designation is necessary or desirable.

  3.12   "Common Stock" means the Common Stock of the Company, par value $0.01 per share.

  3.13   "Company" means Zep Inc., a Delaware corporation, or any successor corporation.

  3.14   "Continuing Directors" means any member of the Board, while a member of the Board and (i) who was a member of, or was appointed to, the Board on the effective date of this Plan or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the then Continuing Directors.

  3.15   "Director" means a member of the Board.

  3.16   "Disability" means a Participant's failure, or inability to perform the normal duties of the Participant for the Company because of any physical or mental infirmity, and such failure or inability continuing for any six (6) consecutive months while the Participant is employed by, or otherwise serving the Company as determined by the Board using reasonable standards; provided that if any Award or the granting, acceleration, exercise or payment thereof is intended or required to comply with Code section 409A, the term "Disability" shall have the meaning ascribed under and pursuant to Code section 409A and the regulations promulgated pursuant thereunder.

  3.17   "Employee" means an individual who is employed as an employee by the Company, a Subsidiary or an Affiliate, including a director or an officer who is an employee.

  3.18   "Exercise Price" means the exercise price per share of Common Stock of an Option, or the base value of an SAR.

  3.19   "Fair Market Value" means, on any given date, the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed or traded on such date or, if Common Stock was not traded on such date, on the last preceding day on which the Common Stock was traded. Alternatively, if the Common Stock is not listed on any securities exchange, the Fair Market Value shall be the value of Common Stock as determined in good faith by the Committee, consistent with applicable legal requirements (including, if applicable, the requirements of Code section 409A).

  3.20   "Incentive Stock Option" means an Option which is designated as, and is intended to meet the requirements of, an incentive stock option as defined in Code section 422.

  3.21   "Material Business Event" means any one or more of the following, which effects the Company or a Subsidiary or Affiliate: restructuring changes, reductions in force, changes in accounting principles, changes in tax laws, gains and/or losses on asset sales, discontinued operations, acquisitions, divestitures, currency fluctuations, equity adjustments, unusual changes in the external environment or business strategies, or other extraordinary or unusual items, which the Committee determines in its discretion, may have the effect of materially altering the benefits intended hereunder.

  3.22   "Named Executive Officer" means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the four highest compensated officers of the Company (other than the Chief Executive Officer) or is otherwise one of the group of "covered employees," as defined in the regulations promulgated under Code section 162(m).

  3.23   "Non-Employee Director" means a member of the Board who meets the definition of a "nonemployee director" under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the 1934 Act.

  3.24   "Non-Qualified Option" means an Option that is not intended to be, and/or does not meet the requirements of, an Incentive Stock Option.

  3.25   "Option" means any stock option granted from time to time under Section 7 of this Plan. Options granted under the Plan may be Non-Qualified Options or Incentive Stock Options, as determined by the Committee.

  3.26   "Outside Director" means a member of the Board who meets the definition of an "outside director" under Treasury Regulation § 1.162-27(e)(3).

  3.27   "Participant" means an eligible individual to whom an Award is granted.

  3.28   "Performance Goal" means an objective goal that must be met by the time and in the manner specified by the Committee based upon one or more of the criteria listed on Appendix "A" attached hereto and made a part hereof. Performance Goals may be based on Company-wide performance or other performance levels, such as performance of a Subsidiary, Affiliate or business unit. Performance Goals may be defined in absolute terms or measured relative to other companies or against a predefined index. Additionally, Performance Goals may be expressed as a percentage change or in absolute value terms, or in combination or in relationship to one another. Performance Goals may be adjusted to account for Material Business Events.

  3.29   "Performance Stock" means an Award of Common Stock granted pursuant to Section 11 hereof, subject to a Restriction Period and such other conditions and criteria, including the attainment of specified Performance Goals, as the Committee may determine.

  3.30   "Performance Stock Units" means an Award granted pursuant to Section 12 hereof, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock, that entitles the Participant to receive shares of Common Stock or cash, upon the lapse of a Restriction Period and/or subject to such other conditions and criteria, including the attainment of specified Performance Goals, as the Committee may determine.

  3.31   "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that the term "Person" does not include the Company or any affiliate of the Company, and the term Person does not include any employee-benefit plan maintained by the Company or any affiliate of the Company, or any person or entity organized, appointed, or established by the Company or any affiliate of the Company for or pursuant to the terms of any such employee benefit plan, unless the Committee determines that such an employee-benefit plan or such person or entity is a "Person".

  3.32   "Plan" means the Amended and Restated Zep Inc. Omnibus Incentive Plan herein set forth, as amended from time to time.

  3.33   "Plan Year" means the twelve-month period beginning September 1 and ending August 31.

  3.34   "Prior Plans" means the Zep Inc. 2010 Omnibus Incentive Plan, as amended October 5, 2010, and the Zep Inc. Long-Term Incentive Plan, effective as of October 31, 2007.

  3.35   "'Restricted Stock" means an Award of Common Stock granted pursuant to Section 9 hereof, subject to such conditions and criteria as the Committee may determine.

  3.36   "Restricted Stock Units" means an Award granted pursuant to Section 10 hereof, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock, that entitles the Participant to receive shares of Common Stock or cash, upon the lapse of a Restriction Period and/or subject to such other conditions and criteria as the Committee may determine.

  3.37   "Restriction Period" means the period during which an Award is subject to forfeiture. A Restriction Period shall not lapse until all conditions imposed under this Plan, or under the applicable Award Agreement, have been satisfied.

  3.38   "SAR" means a stock appreciation right granted pursuant to Section 8 hereof, that entitles the Participant to receive an amount of cash or a number of shares of Common Stock equal in value to the amount by which the Fair Market Value of the Common Stock on the date of exercise exceeds the Fair Market Value of the Common Stock on the date of grant.

  3.39   "Subsidiary" means, with respect to the Company, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the overall economic equity or a majority of the total voting power of shares of stock entitled (regardless of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof; or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is, at the time, owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof.

  3.40   "Ten Percent Shareholder" means a Person who, on any given date, owns, either directly or indirectly (taking into account the attribution rules contained in Code section 424(d)), stock possessing 10% or more of the total combined voting power of all classes of stock of the Company or a Subsidiary.

  3.41   "Termination Date" means the day on which a Participant's employment or service with the Company and its Subsidiaries and Affiliates terminates or is terminated. If an Award is intended or required to comply with Code section 409A, the term "Termination Date" shall, with respect to such Award, mean "separation from service" as defined in Code section 409A and the regulations promulgated thereunder.

4.   Eligibility

Any Director, or any Employee of the Company, its Subsidiaries or its Affiliates is eligible to participate in this Plan. In addition, consultants and other Persons that provide services to the Company, its Subsidiaries or Affiliates may be eligible to participate in this Plan. The Committee shall determine, in its sole discretion, the eligible Persons to whom Awards shall be made. The mere status of an individual as an Employee, Director or otherwise, shall not entitle such individual to an Award hereunder; all Awards hereunder must be approved by the Committee as provided for herein.

5.   Administration and Implementation of Plan

  5.1  The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to take, or cause to be taken, any and all action which it deems necessary to implement, carry out and administer the Plan, including without limitation: (a) selecting the eligible individuals to whom Awards will be granted; (b) determining the amount and type of Awards to be granted to each Participant; (c) determining the terms and conditions of all Awards; and (d) determining and interpreting the terms of Award Agreements. Additionally, the Committee may impose restrictions, including without limitation, confidentiality, non-compete, non-recruitment and non-solicitation restrictions, as well as the attainment of Performance Goals, on the grant, vesting, exercise and/or payment of any Award, as the Committee determines to be appropriate.

  5.2  The Committee shall have the power to adopt procedures for carrying out the Plan and to change such procedures as it shall from time to time deem advisable. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all actions taken by the Committee, shall be final and binding on all Participants, and any Person claiming any rights through a Participant. Each Participant shall, as a condition to the Participant's participation hereunder, take whatever actions and execute whatever documents the Committee may, in its reasonable judgment, deem necessary or advisable in order to carry out or effect the obligations or restrictions imposed on the Participant pursuant to the provisions of this Plan and/or an Award Agreement.

  5.3  The Committee may (but is not required to) condition the vesting, exercise and/or payment of any Award or the lapse of any Restriction Period (or any combination thereof) upon the achievement of one or more Performance Goals established by the Committee. The Committee shall have discretion to determine the specific targets and parameters with respect to each category of Performance Goals relative to any Award. Performance Goals for Awards to Named Executive Officers shall be established not later than ninety (90) days after the beginning of the applicable performance period (or at such other date as may be required or permitted for "performance-based" compensation under Code section 162(m)), and shall otherwise meet the requirements of Code section 162(m), including the requirement that the outcome of the Performance Goal be substantially uncertain at the time established, and that the attainment of the Performance Goal be certified in writing by the Committee prior to paying the Award.

  5.4  To the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to Awards to be granted to individuals who are not Named Executive Officers. The Committee may revoke or amend the terms of any such delegation at any time, but such action shall not invalidate any prior actions of the Committee's delegate(s) that were consistent with the terms of the Plan and the Committee's prior delegation. Notwithstanding any other provision of this Plan, all Awards, including applicable Performance Goals, of Named Executive Officers, shall be determined, approved and certified by the Committee.

6.   Shares of Stock Subject to the Plan

  6.1  Subject to adjustment as provided in Section 14 hereof, the total number of shares of Common Stock available for Awards under the Plan shall consist of 4,580,000, which includes 280,000 additional shares plus the 4,300,000 shares that were originally available pursuant to the Prior Plans, minus any shares that were issued pursuant to awards under the Prior Plans as of the effective date of this Plan on a one-to-one basis for all outstanding awards. Upon approval of the Plan by shareholders, all outstanding awards previously granted under the Prior Plans, will be deemed to have been granted and will be administered, pursuant to the terms and conditions of this Plan. The number of Incentive Stock Options that may be issued under the Plan is 2,000,000.

  6.2  The following limits (each an "Annual Award Limit," and collectively, "Annual Award Limits") shall, subject to adjustment as provided in Section 14, apply to grants of Awards under this Plan:

    a.     Options:    The maximum aggregate number of shares of Common Stock subject to Options which may be granted in any one Plan Year to any one Participant shall be 600,000.

    b.     SARs:    The maximum aggregate number of shares of Common Stock subject to SARs which may be granted in any one Plan Year to any one Participant shall be 600,000.

    c.     Performance Stock:    The maximum aggregate number of shares of Common Stock subject to Awards of Performance Stock which may be granted in any one Plan Year to any one Participant shall be 200,000.

    d.     Performance Stock Units:    The maximum aggregate number of shares of Common Stock subject to Awards of Performance Stock Units which may be granted in any one Plan Year to any one Participant shall be 200,000.

    e.     Restricted Stock:    The maximum aggregate number of shares of Common Stock subject to Awards of Restricted Stock which may be granted in any one Plan Year to any one Participant shall be 200,000.

    f.      Restricted Stock Units:    The maximum aggregate number of shares of Common Stock subject to Restricted Stock Units which may be granted in any one Plan Year to any one Participant shall be the Fair Market Value (determined on the date of grant) of 200,000 shares of Common Stock.

    g.     Cash-Based Incentive Awards:    The maximum aggregate Cash-Based Incentive Award cash payments that may be made in any one Plan Year to any one Participant shall be $4,000,000.

  6.3  Shares covered by an Award shall be removed from the Plan share reserve as of the date of grant, but shall be added back to the Plan share reserve as follows:

    a.     To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including the non-attainment of Performance Goals, any unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

    b.     Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

    c.     Shares withheld from an Award or tendered to the Company by a Participant to satisfy tax withholding requirements with respect to an Award will again be available for issuance pursuant to Awards granted under the Plan.

    d.     If the exercise price of an Option is satisfied by tendering shares to the Company (by either actual delivery or attestation), such tendered shares will again be available for issuance pursuant to Awards granted under the Plan.

    e.     To the extent that the full number of shares subject to an Option or SAR is not issued upon exercise of the Option or SAR for any reason, including by reason of net-settlement of the Award, the shares underlying the Award in excess of the number of shares actually issued and delivered to the Participant will again be available for issuance pursuant to Awards granted under the Plan.

    f.      Substitute Awards granted pursuant to Section 15 of the Plan shall not count against the shares otherwise available for issuance under the Plan.

  6.4  It is intended generally that Awards granted under this Plan shall not constitute "non-qualified deferred compensation" as defined under Code section 409A. If, however, any Award is, or becomes, subject to any of the requirements of Code section 409A, such Award, and the applicable Award Agreement shall be interpreted and administered to be consistent with such requirements, and the Committee shall be entitled, on a unilateral basis, to amend, reform, interpret and administer this Plan, such Award and such Award Agreement accordingly.

7.   Options

Options shall be subject to the following terms and conditions:

  7.1  Each Option shall be evidenced by an Award Agreement. Such Award Agreement shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable, including without limitation, the number of shares underlying the Option, the type of the Option, the Exercise Price, any applicable Performance Goals, and forfeiture provisions (including forfeitures and exercise rights following the Participant's Termination Date). The terms of Option Awards need not be uniform among all such Awards granted hereunder.

  7.2  The Exercise Price of an Option shall be determined by the Committee, however, the Exercise Price per share shall not be less than the Fair Market Value of a share of Common Stock underlying such Option on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the Exercise Price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

  7.3  Award Agreements evidencing Options shall specify when and under what terms and conditions an Option shall become vested and may be exercisable, which may include the attainment of specified Performance Goals. The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder and/or under the applicable Award Agreement.

  7.4  Incentive Stock Options may only be granted to Employees of the Company or a Subsidiary (provided, however, that solely for this purpose, grants of Incentive Stock Options to an employee of a Subsidiary may only be made if the Company controls at least a majority of the total voting power of such Subsidiary, as determined in accordance with Code section 424 and the regulations thereunder). Any Incentive Stock Options, which first become exercisable in any one calendar year that are in excess of the $100,000 statutory limit shall be treated as Non-Qualified Stock Options, with respect only to such excess. Participants shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Incentive Stock Option or (ii) within one year of the issuance of shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company, or their designee. The Company shall not be liable to any Participant or any other person if the Internal Revenue Service, or any court or other authority having jurisdiction over such matter, determines for any reason that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option.

  7.5  The total number of shares of Common Stock subject to an Option may, but need not, vest and become exercisable in periodic installments, which such installments may, but need not, be equal. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance, the attainment of Performance Goals, or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options, as provided in the Award Agreement, may vary.

  7.6  The Participant shall not have any rights as a shareholder with respect to any shares of Common Stock underlying an Option until such time as the shares of Common Stock have been so issued.

  7.7  Subject to vesting and other restrictions provided for hereunder or in an Award Agreement, an Option may be exercised, and payment of the Exercise Price made, by a Participant (or, where appropriate, a permitted transferee of the Participant) only by notice (in the form prescribed by the Committee) to the Company specifying the number of shares of Common Stock to be purchased.

  7.8  The aggregate Exercise Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

    a.     cash or a certified or bank cashier's check;

    b.     if approved by the Committee in its sole discretion, Common Stock previously owned and held for such period of time as necessary to avoid a charge for financial accounting purposes and having an aggregate Fair Market Value on the day prior to the date of exercise equal to the aggregate Exercise Price;

    c.     a broker assisted cashless exercise methodology approved by the Committee; or

    d.     any combination of such methods of payment or any other legal method acceptable to the Committee in its discretion.

8.   Stock Appreciation Rights

SARs shall be subject to the following terms and conditions:

  8.1  Each Award of an SAR shall be evidenced by an Award Agreement. Such Award Agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable, including without limitation, the number of shares underlying the SAR, the base price of the SAR, any applicable Performance Goals, and forfeiture provisions (including exercise and forfeiture provisions following the Participant's Termination Date). An SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable.

  8.2  The base price of a Tandem SAR shall be the Exercise Price of the related Option. The base price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Freestanding SAR.

  8.3  For purposes of Section 6.1 and 6.2, an Option and Tandem SAR shall be treated as a single Award. In addition, no Participant may be granted Tandem SARs (under this Plan and all other incentive stock option plans of the Company and its Subsidiaries) that are related to Incentive Stock Options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Incentive Stock Options are granted) that exceeds $100,000.

  8.4  A SAR shall entitle the Participant to receive from the Company a payment equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price, multiplied by the number of shares of Common Stock with respect to which the SAR is exercised. Such payment may be in cash or shares of Common Stock as determined by the Committee and provided for in the applicable Award Agreement. Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option pursuant to Section 7. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

  8.5  SARs shall be subject to the same terms and conditions applicable to Options as stated in sections 7.3, 7.5 and 7.6. SARs shall also be subject to such other terms and conditions consistent with the Plan as shall be determined by the Committee and provided in the applicable Award Agreement.

9.   Restricted Stock

An Award of Restricted Stock shall be subject to the following terms and conditions:

  9.1  Each Award of Restricted Stock shall be evidenced by an Award Agreement. Such Award Agreement shall conform to the requirements of the Plan, may contain such terms, conditions and provisions as the Committee shall deem advisable including, without limitation, the applicable Restriction Period, forfeiture provisions (including forfeiture following the Participant's Termination Date), and the price, if any, to be paid by the Participant for each share of Common Stock subject to the Award. Such terms and conditions need not be uniform among all Awards.

  9.2  Unless the Committee determines otherwise and as provided in the applicable Award Agreement during the Restriction Period, the Participant shall have the right to receive the Participant's allocable share of any cash dividends declared and paid by the Company on its Common Stock, and to vote the shares of Restricted Stock.

  9.3  The Committee may (but shall not be required to) condition the payment of an Award of Restricted Stock upon the Participant's continued service over a period of time with the Company, its Subsidiaries or its Affiliates, as specified in the Award Agreement. If the specified conditions are not attained, the Participant shall forfeit the Award, or portion of the Award with respect to which those conditions are not attained, and the underlying Common Stock shall be forfeited.

  9.4  Upon the expiration of the Restriction Period, if all applicable conditions have been satisfied, the restrictions imposed under the Award shall lapse with respect to the applicable number of shares of Restricted Stock as determined by the Committee, and such number of shares shall be delivered to the Participant (or, where appropriate, the Participant's legal representative) as soon as reasonably practical thereafter and, in any event, no later than two and one-half months following the end of the year during which the Restriction Period ends. Subject to Section 5, the Committee may, in its sole discretion, accelerate the vesting and delivery of shares of Restricted Stock.

  9.5  If applicable, the purchase price per share of Common Stock acquired pursuant to the Award of Restricted Stock shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, and to the extent legally permissible, according to a deferred payment or other similar arrangement with the Participant; (iii) by services rendered or to be rendered to the Company; or (iv) in any other form of legal consideration that may be legally permissible and acceptable to the Committee in its sole discretion.

10.  Restricted Stock Units

An Award of Restricted Stock Units shall be subject to the following terms and conditions:

  10.1   Each Award of a Restricted Stock Unit shall be evidenced by an Award Agreement. Such Award Agreement shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable, including, without limitation, the applicable Restriction Period, forfeiture provisions (including forfeiture following the Participant's Termination Date) and payment provisions. Such terms and conditions need not be uniform among all Awards.

  10.2   During the Restriction Period the Participant shall not be entitled to exercise voting rights with respect to shares of Common Stock underlying the Award.

  10.3   At the time the Restricted Stock Unit is granted, the Committee may, in its discretion and to the extent the Company pays dividends on the Common Stock during the Restriction Period, determine that the Participant may be credited with dividend equivalent units equal in value to the amount of dividends the Participant would have received had he/she owned the target number of shares of Common Stock underlying the Award. Such dividend equivalent units, if so determined by the Committee, shall be accumulated during the Restriction Period and if all applicable conditions are satisfied and the Award is distributed in accordance with Section 9.5 below, shall be paid to the Participant in cash, or shares of Common Stock of equal value, as soon as reasonably practical following the expiration of the Restriction Period and, in any event, no later than two and one-half months following the end of the year during which the Restriction Period ends.

  10.4   The Committee may condition the expiration of the Restriction Period with respect to a grant of Restricted Stock Units upon the Participant's continued service over a period of time with the Company, its Subsidiaries or Affiliates, as specified in the Award Agreement. If the specified conditions are not attained, the Participant shall forfeit the portion of the Award with respect to which those conditions are not attained, and the underlying Common Stock and Award, including dividend equivalent units, if any, shall be forfeited.

  10.5   Upon the expiration of the Restriction Period, if all applicable conditions have been satisfied, the Participant shall be entitled to receive a share of Common Stock for each share underlying the Restricted Stock Unit Award that is then free from restriction, or cash equal to the Fair Market Value of such shares of Common Stock, and such shares or cash shall be delivered to the Participant (or, where appropriate, the Participant's legal representative) as soon as reasonably practical thereafter, and, in any event, no later than two and one-half months following the end of the year during which the Restriction Period ends. Subject to Section 5, the Committee may, in its sole discretion, accelerate the vesting of Restricted Stock Units.

11.  Performance Stock

An Award of Performance Stock shall be subject to the following terms and conditions:

  11.1   Each Award of Performance Stock shall be evidenced by an Award Agreement. Such Award Agreement shall conform to the requirements of the Plan, may contain such terms, conditions and provisions as the Committee shall deem advisable including, without limitation, the applicable Restriction Period and Performance Goals, forfeiture provisions (including forfeiture following the Participant's Termination Date), and the price, if any, to be paid by the Participant for each share of Common Stock subject to the Award. Such terms and conditions need not be uniform among all Awards.

  11.2   At the time the Performance Stock is granted, the Committee may, in its discretion and to the extend the Company pays dividends on the Common Stock during the Restriction Period, may, in the applicable Award Agreement, set forth the conditions under which the Participant may receive the Participant's allocable share of any cash dividends declared and paid by the Company on its Common Stock, and to vote the shares of Performance Stock.

  11.3   The Committee may (but shall not be required to) condition the payment of an Award of Performance Stock upon: (i) the Participant's continued service over a period of time with the Company, its Subsidiaries or its Affiliates; (ii) the achievement of any other Performance Goals set by the Committee; or (iii) any combination of the above conditions, as specified in the Award Agreement. If the specified conditions are not attained, the Participant shall forfeit the Award, or portion of the Award with respect to which those conditions are not attained, and the underlying Common Stock shall be forfeited.

  11.4   Upon the expiration of the Restriction Period, if all applicable conditions have been satisfied, the restrictions imposed under the Award shall lapse with respect to the applicable number of shares of Performance Stock as determined by the Committee, and such number of shares shall be delivered to the Participant (or, where appropriate, the Participant's legal representative) as soon as reasonably practical thereafter and, in any event, no later than two and one-half months following the end of the year during which the Restriction Period ends. Subject to Section 5, the Committee may, in its sole discretion, accelerate the vesting and delivery of shares of Performance Stock.

  11.5   If applicable, the purchase price per share of Common Stock acquired pursuant to the Award of Performance Stock shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, and to the extent legally permissible, according to a deferred payment or other similar arrangement with the Participant; (iii) by services rendered or to be rendered to the Company; or (iv) in any other form of legal consideration that may be legally permissible and acceptable to the Committee in its sole discretion.

12.  Performance Stock Units

An Award of Performance Stock Units shall be subject to the following terms and conditions:

  12.1   Each Award of a Performance Stock Unit shall be evidenced by an Award Agreement. Such Award Agreement shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable, including, without limitation, the applicable Restriction Period and Performance Goals, forfeiture provisions (including forfeiture following the Participant's Termination Date) and payment provisions. Such terms and conditions need not be uniform among all Awards.

  12.2   During the Restriction Period the Participant shall not be entitled to exercise voting rights with respect to shares of Common Stock underlying the Award.

  12.3   At the time the Performance Stock Unit is granted, the Committee may, in its discretion and to the extent the Company pays dividends on the Common Stock during the Restriction Period, determined that the Participant may be credited with dividend equivalent units equal in value to the amount of dividends the Participant would have received had he/she owned the target number of shares of Common Stock underlying the Award. Such dividend equivalent units, if so determined by the Committee, shall be accumulated during the Restriction Period and if all applicable conditions are satisfied and the Award is distributed in accordance with Section 12.5 below, shall be paid to the

  Participant in cash, or shares of Common Stock of equal value, as soon as reasonably practical following the expiration of the Restriction Period and, in any event, no later than two and one-half months following the end of the year during which the Restriction Period ends.

  12.4   The Committee may condition the expiration of the Restriction Period with respect to a grant of Performance Stock Units upon: (i) the Participant's continued service over a period of time with the Company, its Subsidiaries or Affiliates; (ii) the achievement of any other Performance Goals established by the Committee; or (iii) any combination of the above conditions, as specified in the Award Agreement. If the specified conditions are not attained, the Participant shall forfeit the portion of the Award with respect to which those conditions are not attained, and the underlying Common Stock and Award, including dividend equivalent units, if any, shall be forfeited.

  12.5   Upon the expiration of the Restriction Period, if all applicable conditions have been satisfied, the Participant shall be entitled to receive a share of Common Stock for each share underlying the Performance Stock Unit Award that is then free from restriction, or cash equal to the Fair Market Value of such shares of Common Stock, and such shares or cash shall be delivered to the Participant (or, where appropriate, the Participant's legal representative) as soon as reasonably practical thereafter, and, in any event, no later than two and one-half months following the end of the year during which the Restriction Period ends. Subject to Section 5, the Committee may, in its sole discretion, accelerate the vesting of Performance Stock Units.

13.  Cash-Based Incentive Awards

A Cash-Based Incentive Award shall be subject to the following terms and conditions:

  13.1   Each Cash-Based Incentive Award shall be evidenced by an Award Agreement. Such Award Agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

  13.2   The applicable Award Agreement shall set forth the Performance Goals and/or continued employment requirements which must be satisfied in order for the Participant to receive payment under the Cash-Based Incentive Award. If the specified conditions are not attained, the Participant shall forfeit the Award, or the portion of the Award with respect to which those conditions are not attained, and the underlying Common Stock, if any, and the Award shall be forfeited.

  13.3   The Participant shall not have any rights as a shareholder with respect to a Cash-Based Incentive Award until such time as the Cash-Based Incentive Award has been earned and settled, provided that such settlement is made in shares of Common Stock.

  13.4   The applicable Award Agreement shall specify the form of payment under a Cash-Based Incentive Award, which may be in cash, by the issuance of shares of Common Stock, or by a combination thereof. If and to the extent the applicable conditions are satisfied during the applicable performance period, the Company shall distribute the Award to the Participant as soon as reasonably practical following the expiration of the applicable performance period, and, in any event, no later than two and one-half months following the end of the calendar year during which the applicable performance conditions are satisfied.

14.  Adjustments upon Changes in Capitalization

  14.1   In the event of a Material Business Event, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under this Plan, may substitute or adjust, as applicable, the number and/or kind of shares that may be issued under this Plan or under particular types of Awards, the number and/or kind of shares subject to outstanding Awards, to outstanding Awards, the Annual Award Limits, the amount and/or type of payment to be received under Awards, and other value determinations applicable to outstanding Awards.

  14.2   Additionally, upon the occurrence of a Material Business Event, the Committee, in its sole discretion, may make appropriate adjustments or modifications in the terms and conditions of any outstanding Awards under this Plan, including, but not limited to, modifications and accelerations of vesting provisions, Performance Goals and Restriction Periods.

  14.3   The determination of the occurrence of a Material Business Event, as well as any appropriate adjustments or modifications shall be made in the sole discretion of the Committee, and its determinations, shall be conclusive and binding on all interested parties, including Participants under this Plan.

15.  Substitute Awards

The Committee may grant Awards under the Plan in substitution for stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate, or the acquisition by the Company or any Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

16.  Change in Control

Award Agreements may include provisions which apply to Awards in the event of a Change in Control; provided that notwithstanding any provision in an Award Agreement or otherwise, no change or other provision applicable to an Award shall be effective following a Change in Control if and to the extent that such change or provision would be contrary to the requirements of Code section 409A, or result in the imposition of taxation and/or penalties under Code section 409A.

17.  Effective Date, Termination and Amendment

  17.1   The Plan is effective upon approval thereof by the Company's shareholders. The Plan shall remain in full force and effect until the earlier of December 31, 2019, or the date it is terminated by the Board.

  17.2   The Committee shall have the power to amend, suspend or terminate the Plan at any time, provided that any such termination of the Plan shall not affect Awards outstanding under the Plan at the time of termination. Notwithstanding the foregoing, an amendment will be contingent on approval of the Company's shareholders, to the extent required by law or by the rules of any stock exchange on which the Company's securities are traded.

  17.3   The Committee may amend any outstanding Award in whole or in part from time to time. Any such amendment which the Committee determines, in its sole discretion, to be necessary or appropriate to conform the Award to, or otherwise satisfy, any legal requirement (including without limitation the provisions of Code sections 162(m) or 409A or the regulations or rulings promulgated thereunder), may be made retroactively or prospectively and without the approval or consent of the Participant. Additionally, the Committee may, without the approval or consent of the Participant, make adjustments in the terms and conditions of an Award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company in order to prevent the dilution or enlargement of the benefits intended to be made available pursuant to the Award. Other amendments or adjustments to Awards not expressly contemplated in the two preceding sentences may be made by the Committee with the consent of the affected Participant(s).

18.  Transferability

Awards may not be pledged, assigned or transferred for any reason during the Participant's lifetime, and any attempt to do so shall be void. Notwithstanding the generality of the foregoing, the Committee may (but need not) grant Awards (other than ISOs issued either separately or in conjunction with an SAR) that are transferable by the Participant, during the Participant's lifetime. Any transferee of a Participant shall, in all cases, be subject to the Plan and the provisions of the Award Agreement between the Company and the Participant, and the Committee may, as a condition to any such transfer, require the transferee to execute any and all documentation which the Committee deems necessary or appropriate to evidence the transferee's agreement to this Plan and the Award Agreement.

19.  General Provisions

  19.1   The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company: (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under applicable securities laws; (ii) to take any action in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange, or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities and tax laws; or (v) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period. Additionally, the granting, exercise, vesting or payment of an Award shall be postponed during any period that the Company or any Affiliate is prohibited from doing or permitting any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party. The Company shall not be obligated by virtue of any terms and conditions of any Award Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of any law, including any securities or tax laws, or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award, and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.

  19.2   Notwithstanding any provision in this Plan or any Award Agreement, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

  19.3   Nothing contained in this Plan, nor any Award granted pursuant to this Plan nor any Award Agreement, shall constitute or create any employment or other relationship, or confer upon any Participant any right to continued employment or service with the Company or any Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment or service of any Participant at any time.

  19.4   Nothing contained in this Plan, and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Committee, the Company or its Subsidiaries or Affiliates, or their officers or other representatives or the Board, on the one hand, and the Participant, the Company, its Subsidiaries or Affiliates or any other person or entity, on the other.

  19.5   For purposes of this Plan, a transfer of employment between the Company, its Subsidiaries and its Affiliates shall not be deemed a termination of employment. Notwithstanding the foregoing, a transfer of employment of a Participant between the Company or its Subsidiaries to an Affiliate or a Subsidiary where the Company does not control a majority of the voting power in such Affiliate Subsidiary shall be deemed a termination of employment with regard to any Incentive Stock Options (or any Tandem SARs that are related to Incentive Stock Options) that have been granted to such Participant.

  19.6   The Company shall indemnify and hold harmless the members of the Committee, the Board, and any delegate thereof, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by applicable law.

  19.7   Participants shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award or the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. The Company shall have the right to retain from the payment under an Award the number of shares of Common Stock or a portion of the value of such Award equal in value to the amount of any required withholdings.

  19.8   In order to facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, which special terms may be contained in an Appendix attached hereto. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

  19.9   To the extent applicable to the type of Award, each Grantee (other than an Optionee) may designate a person or persons to receive in the event of his or her death, any Award or any amount payable pursuant thereto, to which he or she would then be entitled under the terms of the Plan. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing.

  19.10    The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, to the extent permitted by the rules of the exchange on which the Shares are listed or applicable law, and such arrangements may be either applicable generally or only in specific cases.

  19.11    To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware and shall be construed accordingly.

20.  Parachute Payment Cutback

  20.1   Unless otherwise provided in an individual agreement with the Company, if any payment or distribution by the Company or any Related Entity (as defined below) to or for the benefit of a Participant, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any equity-based award under any Company plan, or the lapse or termination of any restriction on or the vesting or exercisability of any such award (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the benefits payable under this Plan or other Payments as described below shall be reduced if, and only to the extent that, such reduction will allow the Participant to receive a greater Net After Tax Amount than such Participant would receive absent such reduction.

  20.2   The Accounting Firm (as defined below) will first determine the amount of any Parachute Payments (as defined below) that are payable to the Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant's total Parachute Payments.

  20.3   The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to the Excise Tax (the "Capped Payments"). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

  20.4   The Participant then will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments of some other amount lesser than the total Parachute Payments, the total Parachute Payments will be adjusted by first reducing the amount of any cash benefits payable under the Participant's Change in Control Agreement (if any) or any other plan, agreement or arrangement (in order of soonest to latest payment) and then by reducing the amount of any noncash benefits under the Participant's Change in Control Agreement (if any) or any other plan, agreement or arrangement (in order of soonest to latest payment). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced, and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

  20.5   As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Section, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section ("Overpayments"), or that additional amounts should be paid or distributed to the Participant under this Section ("Underpayments"). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, that Overpayment will be treated for all purposes as a loan ab initio that the Participant must repay to the Company together with interest at the applicable Federal rate under Code Section 7872; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the

  Company and no later than the end of the year in which the calculation of the Underpayment amount is administratively practicable.

  20.6   The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by the preceding subsections shall be borne by the Company.

  20.7   The Company and Participant shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or Participant, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by the preceding subsections. Any determination by the Accounting Firm shall be binding upon the Company and the Participant.

  20.8   The federal, state and local income or other tax returns filed by Participant shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by Participant. The Participant, at the request of the Company, shall provide the Company true and correct copies (with any amendments) of Participant's federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such conformity.

  20.9   For purposes of this Section, the following terms shall have their respective meanings:

    a.     "Accounting Firm" means the independent accounting firm engaged by the Company in the Company's sole discretion.

    b.     "Net After Tax Amount" means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment.

    c.     "Parachute Payment" means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

    d.     "Related Entity" means the Company and any entity that is treated as having made a "parachute payment" to the Participant under Code Section 280G and the Treasury Regulations promulgated thereunder.

 Appendix "A"

Performance Measures*
AATP Margin	EBIT, EBITDA or Net Income Margin
Adjusted After-Tax Profit (AATP)	Earnings Per Share
Adjusted EBIT	Economic Profit
Adjusted EBITDA	Employee Satisfaction
Adjusted Pre-Tax Profit (APTP)	Environmental, Health and Safety Compliance
Capitalized Economic Profit	Free Cash Flow
Capitalized Entity Value	Key Performance Indicators
Capitalized Equity Value	Market Share
Cash Flow	Net Debt
Cash Flow from Operations	Net Debt Reduction
Cash Flow Return on Capital	Net Income
Cash Flow Return on Capitalized Entity/Equity Value	Net Income Return on Capital
Cash Flow Return on Investment	Net Trade Cycle Days or Improvement in Days
Change in Capital	New Product Vitality
Change in Operating Working Capital	Operating Working Capital
Change in Price of Shares	Performance Against Annual Improvement Priorities
Change in Working Capital	Quality Measures
Customer Satisfaction	Return on Assets (ROA)
Days Payables Outstanding	Return on Equity (ROE)
Days Inventory Outstanding	Return on Gross Investment
Days Sales Outstanding	Return on Invested Capital (ROIC)
Debt	Return on Net Assets (RONA)
Debt Reduction	Sales
Diversity	Sales Growth
Earnings Before Interest and Taxes (EBIT)	Total Return to Stockholders
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	Working Capital Zep Business Systems Processes

*
Performance Measures may be adjusted in accordance with the Plan for restructuring charges, reductions in force, changes in accounting principles, changes in tax laws, gain and/or losses on asset sales, discontinued operations, acquisitions, divestitures, currency fluctuations, equity adjustments, unusual changes in the external environment or business strategies, or other extraordinary or unusual items, which may distort results.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. ZEP INC. M64026-P44379 ZEP INC. 1310 SEABOARD INDUSTRIAL BLVD., NW ATLANTA, GA 30318 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2. Advisory vote to approve executive compensation. 3. Approve an amendment to the Zep Inc. 2010 Omnibus Incentive Plan. 4. Ratify the appointment of the independent registered public accounting firm. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is indicated, this proxy will be voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, the named proxies will vote in their discretion. ! ! ! 01) John K. Morgan 02) Joseph Squicciarino 03) Timothy T. Tevens 1. ELEcTION OF DIREcTORS Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ElECTRONIC DElIVERY OF FuTuRE ShaREhOlDER COmmuNICaTIONS If you would like to reduce the costs incurred by Zep Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PhONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY maIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Zep Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ThE BOaRD OF DIRECTORS RECOmmENDS a VOTE "FOR" ITEmS 1, 2, 3 aND 4. ! ! ! ! ! ! Vote on Proposals Vote on Directors Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer giving full title of such. For all Withhold all For all Except For against abstain For address changes and/or comments, please check this box and write them on the back where indicated. ! ! ! !

ThIS PROXY IS SOlICITED ON BEhalF OF ThE BOaRD OF DIRECTORS FOR ThE aNNual mEETING OF STOCKhOlDERS TO BE hElD aT 1:00 Pm ET ON JaNuaRY 7, 2014 aT 1420 SEaBOaRD INDuSTRIal BlVD., NW, aTlaNTa, GEORGIa The stockholder(s) hereby appoint(s) John K. Morgan, Mark R. Bachmann and Philip A. Theodore, and each of them, as proxies, each with power to act without the other and with power of substitution, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Zep Inc. common Stock that the stockholder(s) is/are entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders or at any adjournment or postponement thereof, with all powers which the stockholder(s) would possess if present at the meeting. ThIS PROXY, WhEN PROPERlY EXECuTED, WIll BE VOTED aS DIRECTED BY ThE STOCKhOlDER(S). IF NO SuCh DIRECTIONS aRE INDICaTED, ThIS PROXY WIll BE VOTED FOR ThE DIRECTOR NOmINEES aND FOR EaCh OF ThE OThER PROPOSalS lISTED ON ThE REVERSE SIDE OF ThIS PROXY CaRD. PlEaSE maRK, SIGN, DaTE aND RETuRN ThIS PROXY CaRD PROmPTlY uSING ThE ENClOSED REPlY ENVElOPE. Important Notice Regarding the availability of Proxy materials for the Zep Inc. annual meeting: The company's combined 2014 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended August 31, 2013 is available at www.proxyvote.com. CONTINuED aND TO BE SIGNED ON ThE REVERSE SIDE. M64027-P44379 address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address changes/comments above, please mark corresponding box on the reverse side.)